Exhibit 10.14

INTERCREDITOR AGREEMENT (NOTES)

among

FORESIGHT ENERGY LLC,

FORESIGHT ENERGY FINANCE CORPORATION,

each of the Guarantors party hereto from time to time,

CITIBANK, N.A.,

as Administrative Agent,

CITIBANK, N.A.,

as First Lien Collateral Agent for the

First Lien Secured Parties,

WILMINGTON SAVINGS FUND SOCIETY, FSB,

as Second Lien Collateral Agent for the

Second Lien Secured Parties

WILMINGTON TRUST, NATIONAL ASSOCIATION,

as the Second Lien Exchangeable PIK Notes Trustee

WILMINGTON SAVINGS FUND SOCIETY, FSB,

as the Second Lien Secured Notes Trustee,

each Hedge Bank, Cash Management Bank and each Secured Commodity

Swap Counterparty from time to time party hereto,

the Third Lien Collateral Agent for the Third Lien Secured Parties to the extent a party hereto

and

each additional Representative from time to time party hereto dated as of August 30, 2016

Table of Contents

		Page

ARTICLE I

Definitions

SECTION 1.01.	Certain Defined Terms	1
SECTION 1.02.	Terms Generally	20

ARTICLE II

Priorities and Agreements with Respect to Collateral

SECTION 2.01.	Lien Subordination	21
SECTION 2.02.	Nature of Claims	22
SECTION 2.03.	Prohibition on Contesting Liens	23
SECTION 2.04.	No Other Liens, Rights or Remedies	24
SECTION 2.05.	Perfection of Liens	25
SECTION 2.06.	Certain Cash Collateral	26
SECTION 2.07.	No Payment Subordination	26

ARTICLE III

Enforcement

SECTION 3.01.	Exercise of Remedies	26
SECTION 3.02.	Cooperation	29
SECTION 3.03.	Permitted Actions	30
SECTION 3.04.	Voting	31

ARTICLE IV

Payments

SECTION 4.01.	Application of Proceeds	32
SECTION 4.02.	Payment Over	33

ARTICLE V

Other Agreements

SECTION 5.01.	Releases	35
SECTION 5.02.	Insurance and Condemnation Awards	39
SECTION 5.03.	Amendments to Debt Documents	40
SECTION 5.04.	Rights as Unsecured Creditors	43
SECTION 5.05.	Gratuitous Bailee for Perfection	44

i

ii

ANNEX

Annex I	–	Form of Guarantor Supplement

Annex II	–	Form of Priority Confirmation Joinder

iii

INTERCREDITOR AGREEMENT (NOTES), dated as of August 30, 2016 (as amended, supplemented or otherwise modified from time to time, this “Agreement”), among FORESIGHT ENERGY LLC, a Delaware limited liability company (“Foresight”), FORESIGHT ENERGY FINANCE CORPORATION, a Delaware corporation (“Foresight Finance”), each of the Guarantors (as defined below) party hereto from time to time, CITIBANK, N.A., as administrative agent under the First Lien Credit Agreement (as defined below) (in such capacity and together with its successors in such capacity, the “Administrative Agent”), CITIBANK, N.A., as collateral agent for the First Lien Secured Parties (as defined below) (in such capacity and together with its successors in such capacity, the “First Lien Collateral Agent”), WILMINGTON SAVINGS FUND SOCIETY, FSB, as collateral agent for the Second Lien Secured Parties (as defined below) (in such capacity and together with its successors in such capacity, the “Second Lien Collateral Agent”), WILMINGTON TRUST, NATIONAL ASSOCIATION, as trustee under the Second Lien Exchangeable PIK Notes Indenture (as defined below) (in such capacity and together with its successors in such capacity, the “Second Lien Exchangeable PIK Notes Trustee”), WILMINGTON SAVINGS FUND SOCIETY, FSB, as trustee under the Second Lien Secured Notes Indenture (as defined below) (in such capacity and together with its successors in such capacity, the “Second Lien Secured Notes Trustee”), each Hedge Bank (as defined below) party hereto from time to time, each Secured Commodity Swap Counterparty (as defined below) party hereto from time to time, each Cash Management Bank (as defined below) party hereto from time to time, the Third Lien Collateral Agent (as defined below) party hereto from time to time, as collateral agent for the Third Lien Secured Parties and each additional Representative that from time to time becomes a party hereto pursuant to Section 8.10 and Section 8.11.

In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the First Lien Collateral Agent, the Second Lien Collateral Agent, the Administrative Agent (for itself and on behalf of the First Lien Credit Agreement Secured Parties), the Second Lien Exchangeable PIK Notes Trustee (for itself and on behalf of each holder of the Second Lien Exchangeable PIK Notes), the Second Lien Secured Notes Trustee (for itself and on behalf of each holder of the Second Lien Secured Notes), each Hedge Bank party hereto from time to time, each Secured Commodity Swap Counterparty party hereto from time to time, each Cash Management Bank party hereto from time to time, each other First Lien Representative party hereto from time to time (for itself and on behalf of the First Lien Secured Parties under the applicable First Lien Debt Facility), each other Second Lien Representative party hereto from time to time (for itself and on behalf of the Second Lien Secured Parties under the applicable Second Lien Debt Facility), the Third Lien Collateral Agent to the extent party hereto from time to time and each other Third Lien Representative party hereto from time to time (for itself and on behalf of each Third Lien Secured Parties under the applicable Third Lien Debt Facility), intending to be legally bound, hereby agree as follows:

ARTICLE I

Definitions

SECTION 1.01. Certain Defined Terms. Capitalized terms used but not otherwise defined herein have the meanings set forth in the First Lien Credit Agreement as in effect on the date hereof and without giving effect to any amendment, restatement, amendment and restatement, extension, supplement or other modification thereto after the date hereof. As used in this Agreement, the following terms have the meanings specified below:

“Additional First Lien Debt” means Indebtedness that is incurred, issued or guaranteed by Foresight and/or any other Credit Party (other than Indebtedness constituting First Lien Credit Agreement Obligations or Replacement First Lien Debt) which Indebtedness is secured by the First Lien Collateral (or a portion thereof) on a pari passu basis with the First Lien Credit Agreement Obligations and any Replacement First Lien Debt and is designated by Foresight as Additional First Lien Debt pursuant to an Officer’s Certificate of Foresight delivered to each of the Representatives in accordance with the terms of Section 8.11; provided that (a) such Indebtedness is permitted to be incurred, secured and guaranteed on such basis by each First Lien Debt Document, Second Lien Debt Document and Third Lien Debt Document then in effect and (b) unless already a party to this Agreement with respect to that series of Additional First Lien Debt, the Additional First Lien Representative on behalf of itself and the holders of such Indebtedness shall have executed and delivered a Joinder Agreement and satisfied the requirements of Section 8.11.

“Additional First Lien Debt Document” means, with respect to any series, issue or class of Additional First Lien Debt, the loan agreements, promissory notes, indentures, First Lien Collateral Documents and/or other operative agreements evidencing or governing such Indebtedness.

“Additional First Lien Debt Facility” means any debt facility, indenture or other instrument with respect to which the requirements contained in Section 8.11 of this Agreement have been satisfied and that constitutes Additional First Lien Debt.

“Additional First Lien Representative” means, with respect to any Additional First Lien Debt Facility, the trustee, administrative agent or other similar agent under such Additional First Lien Debt Facility that is named as the representative in respect of such Additional First Lien Debt Facility in the applicable Joinder Agreement.

“Additional First Lien Secured Parties” means, with respect to any series, issue or class of Additional First Lien Debt, the holders of such Indebtedness, the Additional First Lien Representative with respect thereto and the beneficiaries of each indemnification obligation undertaken by Foresight or any other Credit Party under any related Additional First Lien Debt Documents.

“Additional Second Lien Debt” means Indebtedness that is incurred, issued or guaranteed by Foresight and/or any other Credit Party (other than Indebtedness constituting Second Lien Indenture Obligations or Replacement Second Lien Debt) which Indebtedness is secured by the Second Lien Collateral (or a portion thereof) on a pari passu basis with the Second Lien Indenture Obligations and any Replacement Second Lien Debt and is designated by Foresight as Additional Second Lien Debt pursuant to an Officer’s Certificate of Foresight delivered to each of the Representatives in accordance with the terms of Section 8.12; provided that (a) such Indebtedness is permitted to be incurred, secured and guaranteed on such basis by each First Lien Debt Document, Second Lien Debt Document and Third Lien Debt Document then in effect and

(b) unless already a party to this Agreement with respect to that series of Additional Second Lien Debt, the Additional Second Lien Representative on behalf of itself and the holders of such Indebtedness shall have executed and delivered a Joinder Agreement and satisfied the requirements of Section 8.12.

“Additional Second Lien Debt Document” means, with respect to any series, issue or class of Additional Second Lien Debt, the loan agreements, promissory notes, indentures, Second Lien Collateral Documents and/or other operative agreements evidencing or governing such Indebtedness.

“Additional Second Lien Debt Facility” means any debt facility with respect to which the requirements contained in Section 8.12 of this Agreement have been satisfied and that constitutes Additional Second Lien Debt.

“Additional Second Lien Representative” means, with respect to any Additional Second Lien Debt Facility, the trustee, administrative agent or other similar agent under such Additional Second Lien Debt Facility that is named as the representative in respect of such Additional Second Lien Debt Facility in the applicable Joinder Agreement.

“Additional Second Lien Secured Parties” means, with respect to any series, issue or class of Additional Second Lien Debt, the holders of such Indebtedness, the Additional Second Lien Representative with respect thereto and the beneficiaries of each indemnification obligation undertaken by Foresight or any Credit Party under any related Additional Second Lien Debt Documents.

“Administrative Agent” has the meaning specified in the preamble.

“Agreement” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Bankruptcy Case” means a case under the Bankruptcy Code or any other Bankruptcy Law.

“Bankruptcy Code” means Title 11 of the United States Code, as amended or any similar federal or state law for the relief of debtors.

“Bankruptcy Law” means the Bankruptcy Code, the Federal Rules of Bankruptcy Procedure and any federal, state or foreign, bankruptcy, insolvency, receivership or similar law for the relief of debtors.

“Cash Collateralized” means, with respect to any Letter of Credit, the deposit by Foresight of cash in a cash collateral account opened by the First Lien Collateral Agent in an amount equal to 105% of the outstanding face amount of such Letter of Credit on terms and conditions reasonably satisfactory to the First Lien Collateral Agent and the applicable L/C Issuer in respect of such Letter of Credit. “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support.

“Closing Date” means August 30, 2016.

“Collateral” means all assets of the Credit Parties, whether real, personal or mixed, constituting First Lien Collateral, Second Lien Collateral and Third Lien Collateral. Notwithstanding the foregoing, “Collateral” shall not include Permitted Reorganization Securities distributed in respect of the Second Lien Obligations, subject to the satisfaction of Section 6.10.

“Collateral Agents” means the First Lien Collateral Agent, the Second Lien Collateral Agent and the Third Lien Collateral Agent, as the context may require.

“Collateral Documents” means the First Lien Collateral Documents, the Second Lien Collateral Documents and/or the Third Lien Collateral Documents, as the context may require.

“Commission” means the United States Securities and Exchange Commission and any successor agency thereto.

“Controlling Collateral Agent” means (a) prior to the Discharge of First Lien Obligations, the First Lien Collateral Agent, (b) from and after the Discharge of First Lien Obligations but prior to the Discharge of Second Lien Obligations, the Second Lien Collateral Agent and (c) from and after the Discharge of Second Lien Obligations, the Third Lien Collateral Agent (if any).

“Credit Party” means Foresight, Foresight Finance, MLP, in its capacity as guarantor under any of the Secured Debt Documents, each Subsidiary Guarantor and any other Parent party to any of the Secured Debt Documents as a guarantor from time to time.

“Debt Facility” means any First Lien Debt Facility, any Second Lien Debt Facility and/or any Third Lien Debt Facility, as the context may require.

“DIP Financing” has the meaning assigned to such term in Section 6.01.

“Discharge of First Lien Obligations” means the occurrence of the Discharge of First Lien Priority Obligations and the Discharge of Excess First Lien Obligations.

“Discharge of Second Lien Obligations” means the occurrence of the Discharge of Second Lien Priority Obligations and the Discharge of Excess Second Lien Obligations.

“Discharge of Excess First Lien Obligations” means, with respect to Excess First Lien Obligations, the date on which the following conditions are satisfied:

(a) all Excess First Lien Obligations have been repaid in full in cash (in immediately available funds), including, without limitation, (i) any interest owed in respect of such amounts (including any interest accruing at the then applicable rate provided for in the applicable First Lien Debt Document in respect of amounts outstanding thereunder after the maturity of such amounts and any Post-Petition Interest), (ii) any other fees, make-whole premium, costs or charges accruing on or after an Insolvency or Liquidation Proceeding, whether or not such fees, make-whole premium, any other premium, costs or charges would be allowed or allowable in such proceeding, (iii) any indemnification obligations, in respect of known contingencies and (iv) any reimbursement obligations owed in respect of any Letters of Credit;

(b) all commitments to extend credit (including in respect of the issuance of any Letter of Credit) to the Credit Parties that would constitute a Excess First Lien Obligation shall have been terminated or expired in full;

(c) all Permitted Secured Commodity Swap Contracts, Secured Hedge Agreements and Secured Cash Management Agreements shall have been terminated or expired in full and all amounts due from any Credit Party or Affiliate in connection therewith have been paid in full in cash (in immediately available funds);

(d) all Letters of Credit issued and outstanding under any of the First Lien Debt Documents shall have been cancelled, terminated or Cash Collateralized; and

(e) there are no outstanding Excess First Lien Obligations of any of the Credit Parties under any of the First Lien Debt Documents that are required to be secured by the Collateral in accordance with the terms of such First Lien Debt Documents;

provided that the Discharge of Excess First Lien Obligations shall not be deemed to have occurred in connection with a Refinancing of any of the First Lien Credit Agreement Obligations with a Replacement First Lien Debt Facility secured by the Collateral under one or more Replacement First Lien Debt Documents (but not, for the avoidance of doubt, under one or more Second Lien Debt Facilities or Third Lien Debt Facilities).

“Discharge of Excess Second Lien Obligations” means, with respect to Excess Second Lien Obligations, the date on which the following conditions are satisfied:

(a) all Excess Second Lien Obligations have been repaid in full in cash (in immediately available funds), including, without limitation (i) any interest owed in respect of such amounts (including any interest accruing at the then applicable rate provided for in the applicable Second Lien Debt Document in respect of amounts outstanding thereunder after the maturity of such amounts and any Post-Petition Interest), (ii) any other fees, make-whole premium, any other premium, costs or charges accruing on or after an Insolvency or Liquidation Proceeding, whether or not such fees, premiums, costs or charges would be allowed or allowable in such proceeding, (iii) any indemnification obligations, in respect of known contingencies and (iv) and any reimbursement obligations owed in respect of any Letters of Credit;

(b) all commitments to extend credit (including in respect of the issuance of any Letter of Credit) to the Credit Parties that would constitute a Second Lien Obligation shall have terminated or expired in full;

(c) all Letters of Credit issued and outstanding under any of the Second Lien Debt Documents shall have been cancelled, terminated or Cash Collateralized; and

(d) there are no outstanding Excess Second Lien Obligations of any of the Credit Parties under any of the Second Lien Debt Documents that are required to be secured by the Collateral in accordance with the terms of such Second Lien Debt Documents;

provided that the Discharge of Excess Second Lien Obligations shall not be deemed to have occurred in connection with a Refinancing of any of the Second Lien Obligations with a Replacement Second Lien Debt Facility secured by the Collateral under one or more Replacement Second Lien Debt Documents (but not, for the avoidance of doubt, under one or more Third Lien Debt Documents).

“Discharge of First Lien Priority Obligations” means the date on which the following conditions are satisfied:

(a) all First Lien Priority Obligations have been repaid in full in cash (in immediately available funds), including, without limitation, (i) any interest owed in respect of such amounts (including any interest accruing at the then applicable rate provided for in the applicable First Lien Debt Document in respect of amounts outstanding thereunder after the maturity of such amounts and any Post-Petition Interest), (ii) any other fees, make-whole premium, costs or charges accruing on or after an Insolvency or Liquidation Proceeding, whether or not such fees, make-whole premium, any other premium, costs or charges would be allowed or allowable in such proceeding, (iii) any indemnification obligations, in respect of known contingencies and (iv) any reimbursement obligations owed in respect of any Letters of Credit;

(b) all commitments to extend credit (including in respect of the issuance of any Letter of Credit) to the Credit Parties that would constitute a First Lien Obligation shall have been terminated or expired in full;

(c) all Permitted Secured Commodity Swap Contracts, Secured Hedge Agreements and Secured Cash Management Agreements shall have been terminated or expired in full and all amounts due from any Credit Party or Affiliate in connection therewith have been paid in full in cash (in immediately available funds);

(d) all Letters of Credit issued and outstanding under any of the First Lien Debt Documents shall have been cancelled, terminated or Cash Collateralized; and

(e) there are no outstanding First Lien Priority Obligations of any of the Credit Parties under any of the First Lien Debt Documents that are required to be secured by the Collateral in accordance with the terms of such First Lien Debt Documents;

provided that the Discharge of First Lien Priority Obligations shall not be deemed to have occurred in connection with a Refinancing of any of the First Lien Credit Agreement Obligations with a Replacement First Lien Debt Facility secured by the Collateral under one or more Replacement First Lien Debt Documents (but not, for the avoidance of doubt, under one or more Second Lien Debt Facilities or Third Lien Debt Facilities).

“Discharge of Second Lien Priority Obligations” means the date on which the following conditions are satisfied:

(a) all Second Lien Priority Obligations have been repaid in full in cash (in immediately available funds), including, without limitation (i) any interest owed in respect of such amounts (including any interest accruing at the then applicable rate provided for in the applicable Second Lien Debt Document in respect of amounts outstanding thereunder after the maturity of such amounts and any Post-Petition Interest), (ii) any other fees, make-whole premium, any other premium, costs or charges accruing on or after an Insolvency or Liquidation Proceeding, whether or not such fees, premiums, costs or charges would be allowed or allowable in such proceeding, (iii) any indemnification obligations, in respect of known contingencies and (iv) and any reimbursement obligations owed in respect of any Letters of Credit;

(b) all commitments to extend credit (including in respect of the issuance of any Letter of Credit) to the Credit Parties that would constitute a Second Lien Obligation shall have terminated or expired in full;

(c) all Letters of Credit issued and outstanding under any of the Second Lien Debt Documents shall have been cancelled, terminated or Cash Collateralized; and

(d) there are no outstanding Second Lien Priority Obligations of any of the Credit Parties under any of the Second Lien Debt Documents that are required to be secured by the Collateral in accordance with the terms of such Second Lien Debt Documents;

provided that the Discharge of Second Lien Priority Obligations shall not be deemed to have occurred in connection with a Refinancing of any of the Second Lien Obligations with a Replacement Second Lien Debt Facility secured by the Collateral under one or more Replacement Second Lien Debt Documents (but not, for the avoidance of doubt, under one or more Third Lien Debt Documents).

“Event of Default” means (a) prior to the Discharge of First Lien Obligations, an Event of Default (as defined in the First Lien Credit Agreement) or any other event of default (or equivalent thereunder) under any other First Lien Debt Document and (b) from and after the Discharge of First Lien Obligations but prior to the Discharge of Second Lien Obligations, any event of default under any Second Lien Debt Document.

“Excess First Lien Obligations” means First Lien Obligations other than First Lien Priority Obligations.

“Excess Second Lien Obligations” means Second Lien Obligations other than Second Lien Priority Obligations.

“Exchangeable Refinancing Debt Documents” means, with respect to Indebtedness incurred, issued or guaranteed by any of the Credit Parties in order to Refinance Indebtedness outstanding under the Second Lien Exchangeable PIK Notes and the Second Lien Exchangeable PIK Note Indenture, loan agreements, promissory notes, indentures, Third Lien Collateral Documents or the other operative agreements evidencing or governing such Indebtedness.

“Exchangeable Debt Refinancing Facility” means any debt facility, indenture or other instrument with respect to which the requirements contained in Section 8.10 of this Agreement have been satisfied and that Refinances all or a portion of the Indebtedness outstanding under the Second Lien Exchangeable PIK Notes and Second Lien Exchangeable PIK Note Indenture; provided that for the avoidance of doubt, such Exchangeable Debt Refinancing Facility shall only be permitted to be secured by a Third Priority Lien.

“Financing Lease” means any lease of property, real or personal, the obligations of the lessee in respect of which are required in accordance with GAAP to be capitalized on a balance sheet of the lessee.

“First Lien Cash Collateral Accounts” means the “Cash Collateral Accounts” as such term is defined in the First Lien Credit Agreement and any other blocked, interest or non-interest bearing deposit accounts of any Credit Party under the dominion of the First Lien Collateral Agent or other agent appointed pursuant to the First Lien Debt Documents for the sole purpose of cash collateralizing First Lien Obligations.

“First Lien Collateral” means (a) any “Collateral” as defined in the First Lien Credit Agreement or any other First Lien Debt Document and (b) any other existing and future assets and property, and all proceeds thereof of any Credit Party with respect to which a Lien is granted or purported to be granted or required to be granted pursuant to a First Lien Collateral Document as security for any First Lien Obligations.

“First Lien Collateral Agent” has the meaning assigned to such term in the introductory paragraph of this Agreement and shall include any successor collateral agent appointed by, or on behalf of, the First Lien Secured Parties to act as collateral agent for the benefit of the First Lien Secured Parties under the terms of any of the First Lien Debt Documents from time to time; provided that such successor collateral agent has executed and delivered a Joinder Agreement in accordance with Section 8.10 of this Agreement pursuant to which such successor collateral agent shall agree to be bound as the First Lien Collateral Agent for all purposes of this Agreement.

“First Lien Collateral Documents” means the “Collateral Documents” as defined in the First Lien Credit Agreement, each First Lien Mortgage in effect from time to time and any other collateral agreement, security agreement, deed of trust or other instrument or document executed and delivered by any Credit Party for purposes of providing collateral security for any First Lien Obligation.

“First Lien Credit Agreement” means that certain Third Amended and Restated Credit Agreement, dated as of August 30, 2016, among Foresight and the First Lien Credit Agreement Secured Parties, the Administrative Agent, the First Lien Collateral Agent and the other parties party thereto, as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time to the extent not in violation of this Agreement.

“First Lien Credit Agreement Loan Documents” means the First Lien Credit Agreement and the other “Loan Documents” as defined in the First Lien Credit Agreement.

“First Lien Credit Agreement Obligations” means all Obligations of the Credit Parties under the First Lien Credit Agreement Loan Documents.

“First Lien Credit Agreement Secured Parties” means the First Lien Collateral Agent, the Administrative Agent, each Person that is a Lender under the First Lien Credit Agreement from time to time, each L/C Issuer party to the First Lien Credit Agreement from time to time and the beneficiaries of each indemnification obligation undertaken by Foresight or any Credit Party under any of the First Lien Credit Agreement Loan Documents.

“First Lien Debt Documents” means the First Lien Credit Agreement Loan Documents, any Additional First Lien Debt Documents and any Replacement First Lien Debt Documents, as the context may require.

“First Lien Debt Facilities” means the First Lien Credit Agreement, any Additional First Lien Debt Facility and any Replacement First Lien Debt Facility, as the context may require.

“First Lien Guarantors” means each of the Credit Parties that provides a Guarantee in respect of any of the Obligations of any other Credit Party under the First Lien Debt Documents. Each of the First Lien Guarantors existing on the date hereof are listed on the signature pages hereto as a First Lien Guarantor.

“First Lien Mortgages” means a collective reference to each mortgage, deed of trust and other document or instrument under which any Lien on real property owned or leased by any Credit Party is granted to secure any of the First Lien Obligations or under which rights or remedies with respect to any such Liens are governed, as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time to the extent not in violation of this Agreement.

“First Lien Obligations” means all Obligations of the Credit Parties under the First Lien Debt Documents.

“First Lien Priority Obligations” means First Lien Obligations not exceeding the Maximum First Lien Debt Amount.

“First Lien Recovery” has the meaning assigned to such term in Section 6.04(a).

“First Lien Representative” means (a) in the case of any First Lien Credit Agreement Obligations or the First Lien Secured Parties thereunder, the Administrative Agent, (b) in the case of any Additional First Lien Debt Facility or the Additional First Lien Secured Parties thereunder, the Additional First Lien Representative for such Additional First Lien Debt Facility that is named as the representative in respect of such Additional First Lien Debt Facility in the applicable Joinder Agreement, (c) in the case of any Replacement First Lien Debt Facility and the Replacement First Lien Secured Parties thereunder, the trustee, administrative agent, or other similar agent under such Replacement First Lien Debt Facility that is named as the representative in respect of such Replacement First Lien Debt Facility in the applicable Joinder Agreement, (d) in the case of any Secured Hedge Agreement, the Hedge Bank party thereto, (e) in the case of any Permitted Secured Commodity Swap Contract, the Secured Commodity Swap Counterparty party thereto and (f) in the case of any Secured Cash Management Agreement, the Cash Management Bank that is a party thereto.

“First Lien Secured Parties” means, collectively, the “Secured Parties” as defined in the First Lien Security Agreement, the Additional First Lien Secured Parties and any Replacement First Lien Secured Parties, as the context may require.

“First Lien Security Agreement” means that certain Pledge and Security Agreement, dated as of August 12, 2010, by Foresight and each of the Subsidiary Guarantors party thereto from time to time in favor of the First Lien Collateral Agent, as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time to the extent not in violation of this Agreement.

“First Priority Lien” means the Liens on the First Lien Collateral granted in favor, or for the benefit, of the First Lien Secured Parties whether created under the First Lien Collateral Documents or acquired by possession, statute, operation of law, judgment, subrogation or otherwise.

“Foresight” has the meaning specified in the preamble.

“Foresight Finance” has the meaning specified in the preamble.

“GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board.

“Guarantor” means, collectively, the First Lien Guarantors, the Second Lien Guarantors and the Third Lien Guarantors (if any), as the context may require.

“Insolvency or Liquidation Proceeding” means:

(i) any case commenced by or against any Credit Party under any Bankruptcy Law, any other proceeding for the reorganization, recapitalization or adjustment or marshalling of the assets or liabilities of any Credit Party, any receivership or assignment for the benefit of creditors relating to any Credit Party or any similar case or proceeding relative to any Credit Party or its creditors, as such, in each case whether or not voluntary;

(ii) any liquidation, dissolution, marshalling of assets or liabilities or other winding up of or relating to any Credit Party, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency; or

(iii) any other proceeding of any type or nature in which substantially all claims of creditors of any Credit Party are determined and any payment or distribution is or may be made on account of such claims.

“Joinder Agreement” means a supplement to this Agreement in substantially the form of Annex II hereof.

“L/C Issuer” means any Person that has a commitment to issue a Letter of Credit under any of the First Lien Debt Documents or the Second Lien Debt Documents from time to time.

“Letter of Credit” means any letter of credit issued pursuant to the terms of any First Lien Debt Facility or Second Lien Debt Facility from time to time.

“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any Financing Lease having substantially the same economic effect as any of the foregoing).

“Maximum First Lien Debt Amount” means, as of any time of determination, an amount equal to (i) all Obligations of the Credit Parties under the First Lien Debt Documents to the extent not incurred by the Credit Parties in violation of (x) the Second Lien Indenture Documents as in effect on the Closing Date and giving effect only to those amendments thereto entered into on or prior to such date that are not prohibited by this Agreement (and only for so long such Second Lien Indenture Documents remain in effect) or (y) to the extent less restrictive and no Second Lien Indenture Documents are in effect at such time, any Replacement Second Lien Debt Documents in effect at such time plus (ii) solely in the case of Obligations in respect of any DIP Financing, the DIP Cap, if any, at such time.

“Obligations” means, with respect to any Secured Debt Document, any payment, performance or other obligation of any Credit Party of any kind, under or in respect of such Secured Debt Document, including, any liability of any Credit Party on any claim, whether or not the right of any Secured Party to payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured or unsecured and whether not such claim is discharged, stayed, allowed, authorized or otherwise affected by any Insolvency or Liquidation Proceeding. Without limiting the generality of the foregoing, the Obligations of any Credit Party under any Secured Debt Document shall include (a) the obligation to pay principal, interest, ordinary course settlement payments, termination payments, breakage costs, reimbursement obligations in respect of Letters of Credit, obligations to provide cash collateral in respect of Letters of Credit (whether or not drawn), commissions, fees, premiums, charges, expenses, attorneys’ fees and disbursements, indemnities and other amounts payable by such Credit Party under such Secured Debt Document, (b) Post-Petition Interest and (c) any reimbursement obligations of any Credit Party in respect of any amounts paid in advance or on behalf of such Credit Party by any applicable Secured Party.

“Officer’s Certificate” has the meaning provided to such term in Section 8.08.

“Parent” means any direct or indirect parent company of Foresight.

“Permitted Refinancing Increase” means, with respect to the Refinancing of any Indebtedness, an amount equal to (a) any premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such Refinancing, (b) any unpaid accrued interest on the Indebtedness being Refinanced, (c) any existing commitments unutilized under the Indebtedness being Refinanced and (d) any amount by which the original principal amount of any Indebtedness has been repaid.

“Permitted Reorganization Securities” means any (a) debt securities issued to Second Lien Secured Parties in substitution of or in exchange for all or any portion of the Second Lien Obligations; provided that to the extent such debt securities are secured by Liens on the First Lien Collateral, the provisions of this Agreement will survive the distribution of such debt securities and such Liens will be subordinated to the First Priority Liens to at least the same extent that the Second Priority Liens on the First Lien Collateral are subordinated to the First Priority Liens pursuant to the terms of this Agreement and/or (b) equity securities issued to Second Lien Secured Parties in substitution for or in exchange for all or any portion of the Second Lien Obligations; provided that such equity securities shall not provide for mandatory redemption or mandatory dividend or distribution payments prior to the Discharge of First Lien Obligations; provided further that, in each case, such securities are issued (i) under a plan that (x) is proposed, supported or accepted by the number and amount of First Lien Secured Parties required under Section 1126(d) of the Bankruptcy Code or (y) pays the First Lien Obligations in full in cash on the effective date of such plan or (ii) solely in respect of the general unsecured portion of the Second Lien Obligations, if any.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, governmental authority or other entity.

“Pledged or Controlled Collateral” has the meaning assigned to such term in Section 5.05(a).

“Post-Petition Interest” means interest, fees, costs, expenses and other charges that pursuant to any of the Secured Debt Documents accruing as of, and continuing to accrue after the commencement of any Insolvency or Liquidation Proceeding, whether or not such interest, fees, costs, expenses and other charges are allowed or allowable under the Bankruptcy Law or in any such Insolvency or Liquidation Proceeding.

“Priority Secured Parties” means (a) prior to the Discharge of First Lien Priority Obligations, the First Lien Secured Parties, (b) from and after the Discharge of First Lien Priority Obligations but prior to the Discharge of Second Lien Priority Obligations, the Second Lien Secured Parties, (c) from and after the Discharge of First Lien Priority Obligations and the Discharge of Second Lien Priority Obligations but prior to the Discharge of Excess First Lien Obligations, the First Lien Secured Parties, (d) from and after the Discharge of First Lien Obligations and the Discharge of Second Lien Priority Obligations but prior to the Discharge of Excess Second Lien Obligations, the Second Lien Secured Parties and (e) from and after the Discharge of First Lien Obligations and the Discharge of Second Lien Obligations, the Third Lien Secured Parties (if any).

“Proceeds” means the net proceeds of any sale, collection or other liquidation of any Collateral and any payment or distribution made in respect of any Collateral in an Insolvency or Liquidation Proceeding and any amounts received by the Controlling Collateral Agent or any other Priority Secured Party from a Secured Party in respect of any Collateral pursuant to this Agreement. Notwithstanding the foregoing, “Proceeds” shall not include Permitted Reorganization Securities that are distributed in respect of the Second Lien Obligations, subject to the satisfaction of Section 6.10.

“Refinance” means, (a) in respect of any agreement with reference to the First Lien Credit Agreement, the First Lien Obligations, or any Replacement First Lien Debt, that such agreement refunds, refinances or replaces the First Lien Credit Agreement, the First Lien Obligations, or such Replacement First Lien Debt in a transaction that is permitted under the terms of the First Lien Debt Documents then in effect and the Second Lien Debt Documents as in effect on the Closing Date and giving effect only to those amendments not prohibited by this Agreement and is consummated in compliance with Section 8.10, (b) in respect of any agreement with reference to the Second Lien Debt Documents, the Second Lien Obligations or any Replacement Second Lien Debt, that such Indebtedness refunds, refinances or replaces the Second Lien Debt Documents, the Second Lien Obligations or such Replacement Second Lien Debt in a transaction that is permitted under the terms of the Second Lien Debt Documents then in effect and the First Lien Debt Documents as in effect on the Closing Date and giving effect only to those amendments not prohibited by this Agreement and is consummated in accordance with Section 8.10 and (c) in respect of any agreement with reference to the Third Lien Debt Documents, the Third Lien Obligations or any Replacement Third Lien Debt, that such Indebtedness refunds, refinances or replaces the Third Lien Debt Documents, the Third Lien Obligations or such Replacement Third Debt in a transaction that is permitted under the terms of the First Lien Debt Documents and the Second Lien Debt Documents then in effect and is consummated in accordance with Section 8.10. “Refinance,” “Refinanced” and “Refinancing” shall have correlative meanings.

“Replacement First Lien Debt” means any Indebtedness that is incurred, issued or guaranteed by Foresight and/or any Credit Party (other than Indebtedness constituting First Lien Credit Agreement Obligations) which Indebtedness is secured by the First Lien Collateral (or a portion thereof) on a pari passu basis with the First Lien Credit Agreement Obligations and which Indebtedness replaces or Refinances such First Lien Credit Agreement Obligations (in full or in part on a pari passu basis) in accordance with the requirements of Section 8.10.

“Replacement First Lien Debt Documents” means, with respect to any series, issue or class of Replacement First Lien Debt, the loan agreements, the promissory notes, the indentures, the First Lien Collateral Documents or the other operative agreements evidencing or governing such Indebtedness.

“Replacement First Lien Debt Facility” means any debt facility, indenture or other instrument with respect to which the requirements contained in Section 8.10 of this Agreement have been satisfied, which is secured by First Priority Liens and that Refinances all or a portion of the First Lien Credit Agreement or any other Replacement First Lien Debt Facility then in existence with Replacement First Lien Debt. For the avoidance of doubt, no Replacement First Lien Debt Facility shall be required to be a revolving or asset-based loan facility and may be a facility evidenced or governed by a credit agreement, loan agreement, note agreement, promissory note, indenture or any other agreement or instrument; provided that any First Priority Lien securing such Replacement First Lien Debt Facility shall be subject to the terms of this Agreement for all purposes (including the lien priorities as set forth herein as of the date hereof).

“Replacement First Lien Secured Parties” means, with respect to any series, issue or class of Replacement First Lien Debt, the First Lien Collateral Agent, the holders of such Indebtedness, the First Lien Representative with respect thereto, and the beneficiaries of each indemnification obligation undertaken by Foresight or any Credit Party under any related Replacement First Lien Debt Document.

“Replacement Second Lien Debt” means any Indebtedness that is incurred, issued or guaranteed by Foresight, Foresight Finance and/or any other Credit Party (other than Indebtedness constituting Second Lien Obligations incurred pursuant to the Second Lien Indenture Documents in effect on the date hereof), which Indebtedness is secured by the Second Lien Collateral (or any portion thereof) and for which the applicable Replacement Second Lien Debt Documents provide that such Indebtedness is to be secured by such Second Lien Collateral on (a) a subordinate or junior basis to the First Lien Obligations and (b) a senior basis to the Third Lien Obligations (if any); provided that (a) the applicable Credit Party is permitted to incur, issue or guaranty such Indebtedness under the terms of the First Lien Debt Documents in effect at the time thereof and (b) the requirements set forth in Section 8.10 are satisfied.

“Replacement Second Lien Debt Documents” means, with respect to any series, issue or class of Replacement Second Lien Debt, the loan agreements, the promissory notes, the indentures, the Second Lien Collateral Documents or the other operative agreements evidencing or governing such Indebtedness.

“Replacement Second Lien Debt Facility” means any debt facility, indenture or other instrument with respect to which the requirements contained in Section 8.10 of this Agreement have been satisfied and that Refinances any of the First Lien Obligations or Second Lien Obligations then outstanding through Foresight’s and any other Credit Party’s incurrence, issuance or guaranty of any Replacement Second Lien Debt. For the avoidance of doubt, no Replacement Second Lien Debt Facility shall be required to be an indenture or notes offering and may be a facility evidenced or governed by a credit agreement, loan agreement, note agreement, promissory note, indenture or any other agreement or instrument; provided that any Second Priority Lien securing such Replacement Second Lien Debt Facility shall be subject to the terms of this Agreement for all purposes (including the lien priorities as set forth herein as of the date hereof).

“Replacement Second Lien Secured Parties” means, with respect to any series, issue or class of Replacement Second Lien Debt, the holders of such Indebtedness, the Second Lien Collateral Agent, the Second Lien Representative with respect thereto, and the beneficiaries of each indemnification obligation undertaken by Foresight, Foresight Finance or any other Credit Party under any related Replacement Second Lien Debt Document.

“Replacement Third Lien Debt” means any Indebtedness that is incurred, issued or guaranteed by Foresight, Foresight Finance and/or any other Credit Party (other than

Indebtedness constituting Third Lien Obligations incurred pursuant to the Exchangeable Refinancing Debt Documents), which Indebtedness is secured by the Third Lien Collateral (or any portion thereof) and for which the applicable Replacement Third Lien Debt Documents provide that such Indebtedness is to be secured by such Third Lien Collateral on a subordinate or junior basis to the First Lien Obligations and the Second Lien Obligations; provided that (a) the applicable Credit Party is permitted to incur, issue or guaranty such Indebtedness under the terms of the First Lien Debt Documents and the Second Lien Debt Documents in effect at the time thereof and (b) the requirements set forth in Section 8.10 are satisfied.

“Replacement Third Lien Debt Documents” means, with respect to any series, issue or class of Replacement Third Lien Debt, the loan agreements, the promissory notes, the indentures, the Third Lien Collateral Documents or the other operative agreements evidencing or governing such Indebtedness.

“Replacement Third Lien Debt Facility” means any debt facility, indenture or other instrument with respect to which the requirements contained in Section 8.10 of this Agreement have been satisfied and that Refinances any of the Secured Obligations then outstanding through Foresight’s and any other Credit Party’s incurrence, issuance or guaranty of any Replacement Third Lien Debt. For the avoidance of doubt, no Replacement Third Lien Debt Facility shall be required to be an indenture or notes offering and may be a facility evidenced or governed by a credit agreement, loan agreement, note agreement, promissory note, indenture or any other agreement or instrument; provided that any Third Priority Lien securing such Replacement Third Lien Debt Facility shall be subject to the terms of this Agreement for all purposes (including the lien priorities as set forth herein as of the date hereof).

“Replacement Third Lien Secured Parties” means, with respect to any series, issue or class of Replacement Third Lien Debt, the Third Lien Collateral Agent, the holders of such Indebtedness, the Third Lien Representative with respect thereto and the beneficiaries of each indemnification obligation undertaken by Foresight, Foresight Finance or any other Credit Party under any related Replacement Third Lien Debt Documents.

“Representatives” means the First Lien Representatives, the Second Lien Representatives and the Third Lien Representative, if any, as the context may require.

“Required First Lien Secured Parties” means (a) for so long as the First Lien Credit Agreement is the sole First Lien Debt Facility in effect, the Required Lenders and (b) from and after such time as the First Lien Credit Agreement is no longer the sole First Lien Debt Facility in effect, (i) so long as First Lien Credit Agreement, any Replacement First Lien Debt Facility or Additional First Lien Debt Facility is in effect, First Lien Secured Parties owed or holding more than 50% of the sum of (A) the total outstanding principal amount of the First Lien Obligations under the First Lien Credit Agreement, any Replacement First Lien Debt Facility then in effect and Additional First Lien Facility then in effect and (B) the aggregate unused commitments to provide extensions of credit under the First Lien Credit Agreement, the Replacement First Lien Debt Facilities then in effect and the Additional First Lien Facilities then in effect and (ii) if none of the First Lien Credit Agreement, Additional First Lien Debt Facility or Replacement First Lien Debt Facility is in effect, Persons owed or holding more than 50% of the sum of the outstanding First Lien Obligations.

“Responsible Officer” means the chief executive officer, president, or any vice president of Foresight or, with respect to financial matters, the chief financial officer or treasurer of Foresight.

“Second Lien Collateral” means (a) any “Collateral” as defined in the Second Lien Collateral Documents and (b) any other existing and future assets and property, and all proceeds thereof of any Credit Party with respect to which a Lien is granted or purported to be granted or required to be granted pursuant to a Second Lien Collateral Document as security for any Second Lien Obligations, provided that Second Lien Collateral shall not include any Separate Collateral of the type described in clause (a) of the definition thereof.

“Second Lien Collateral Agent” has the meaning assigned to such term in the introductory paragraph of this Agreement and shall include any successor collateral agent appointed by, or on behalf of, the Second Lien Secured Parties to act as collateral agent for the benefit of the Second Lien Secured Parties under the terms of the Second Lien Debt Documents from time to time; provided that such successor collateral agent has executed and delivered a Joinder Agreement in accordance with Section 8.10 of this Agreement pursuant to which such successor collateral agent shall agree to be bound as the Second Lien Collateral Agent for all purposes of this Agreement.

“Second Lien Collateral Documents” means the Second Lien Collateral Trust Agreement, the Second Lien Security Agreement, each Second Lien Mortgage in effect from time to time and any other collateral agreement, security agreement, mortgage, deed of trust or other instrument or document executed and delivered by any Credit Party for purposes of providing collateral security for any Second Lien Obligation.

“Second Lien Collateral Trust Agreement” means that certain Collateral Trust and Intercreditor Agreement, dated as of the date hereof, by and among the Second Lien Collateral Agent, the Second Lien Exchangeable PIK Notes Trustee, the Second Lien Notes Secured Trustee and any other Second Lien Representative party thereto from time to time, as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time.

“Second Lien Debt Documents” means the Second Lien Indenture Documents, any Additional Second Lien Debt Documents and any Replacement Second Lien Debt Documents, as the context may require.

“Second Lien Debt Facilities” means the Second Lien Exchangeable PIK Note Indenture (and the Second Lien Exchangeable PIK Notes issued pursuant thereto), the Second Lien Secured Note Indenture (and the Second Lien Secured Notes issued pursuant thereto), any Additional Second Lien Debt Facility and any Replacement Second Lien Debt Facilities, as the context may require.

“Second Lien Exchangeable PIK Note Indenture” means that certain Indenture dated as of the date hereof among Foresight, Foresight Finance, each of the other Second Lien Guarantors and the Second Lien Exchangeable PIK Notes Trustee, as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time to the extent not in violation of this Agreement.

“Second Lien Exchangeable PIK Notes” means the notes issued pursuant to the Second Lien Exchangeable PIK Note Indenture.

“Second Lien Exchangeable PIK Notes Trustee” has the meaning assigned to such term in the introductory paragraph of this Agreement and its successors and assigns.

“Second Lien Guarantors” means each of the Credit Parties that provides a Guarantee in respect of any of the Obligations of any other Credit Party under the Second Lien Debt Documents; provided that no Credit Party shall be a “Second Lien Guarantor” unless it is also a First Lien Guarantor.

“Second Lien Indenture Documents” means, collectively, the Second Lien Secured Note Indenture, the Second Lien Secured Notes, the Second Lien Exchangeable PIK Note Indenture, the Second Lien Exchangeable PIK Notes and the Second Lien Collateral Documents.

“Second Lien Mortgages” means a collective reference to each mortgage, deed of trust and other document or instrument under which any Lien on real property owned or leased by any Credit Party is granted to secure any Second Lien Obligations or under which rights or remedies with respect to any such Liens are governed, as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time to the extent not in violation of this Agreement.

“Second Lien Obligations” means all Obligations of the Credit Parties under the Second Lien Debt Documents.

“Second Lien Priority Obligations” means Second Lien Obligations to the extent not incurred by the Credit Parties in violation of the First Lien Debt Documents as in effect on the Closing Date (for so long as such First Lien Debt Documents are in existence) and giving effect only to those amendments not prohibited by this Agreement.

“Second Lien Recovery” has the meaning assigned to such term in Section 6.04(b).

“Second Lien Representative” means (a) in the case of the Second Lien Exchangeable PIK Notes and the Second Lien Exchangeable PIK Note Indenture, any Second Lien Obligations outstanding thereunder and any Second Lien Secured Parties owed any such Second Lien Obligations, the Second Lien Exchangeable PIK Notes Trustee, (b) in the case of any Additional Second Lien Debt Facility or the Additional Second Lien Secured Parties thereunder, the Additional Second Lien Representative for such Additional Second Lien Debt Facility that is named as the representative in respect of such Additional Second Lien Debt Facility in the applicable Joinder Agreement, (c) in the case of any of the Second Lien Secured Notes and the Second Lien Secured Note Indenture, any Second Lien Obligations outstanding thereunder and any Second Lien Secured Parties owed any such Second Lien Obligations, the Second Lien Secured Notes Trustee and (d) in the case of any Replacement Second Lien Debt Facility and the Replacement Second Lien Secured Parties thereunder, the trustee, administrative agent or other similar agent under such Replacement Second Lien Debt Facility that is named as the representative in respect of such Replacement Second Lien Debt Facility in the applicable Joinder Agreement.

“Second Lien Secured Notes” means the notes issued pursuant to the Second Lien Secured Note Indenture.

“Second Lien Secured Note Indenture” means that certain Indenture dated as of the date hereof among Foresight, Foresight Finance, the Second Lien Guarantors and the Second Lien Secured Notes Trustee, as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time to the extent not in violation of this Agreement.

“Second Lien Secured Notes Trustee” has the meaning assigned to such term in the introductory paragraph of this Agreement and its successors and assigns.

“Second Lien Secured Parties” means the holders of the Second Lien Exchangeable PIK Notes, the holders of the Second Lien Secured Notes, the Second Lien Exchangeable PIK Notes Trustee, the Second Lien Secured Notes Trustee, the Second Lien Collateral Agent, the Additional Second Lien Secured Parties and any Replacement Second Lien Secured Parties, as the context may require.

“Second Lien Security Agreement” means that certain Second Lien Pledge and Security Agreement, dated as of the date hereof, by Foresight, Foresight Finance and each of the other Subsidiary Guarantors party thereto from time to time in favor of the Second Lien Collateral Agent, as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time to the extent not in violation of this Agreement.

“Second Priority Lien” means the Liens on the Second Lien Collateral in favor of Second Lien Secured Parties under Second Lien Collateral Documents.

“Secured Commodity Swap Counterparty” means any Hedge Bank that is a party, or counterparty, to a Commodity Swap Contract that is a Secured Hedge Agreement.

“Secured Debt Documents” means the First Lien Debt Documents, the Second Lien Debt Documents and the Third Lien Debt Documents (if any), as the context may require.

“Secured Obligations” means the First Lien Obligations the Second Lien Obligations and the Third Lien Obligations (if any), as the context may require.

“Secured Parties” means the First Lien Secured Parties, the Second Lien Secured Parties, and the Third Lien Secured Parties (if any), as the context may require.

“Separate Collateral” means (a) as to the First Lien Collateral Agent, the First Lien Cash Collateral Accounts and any amounts on deposit in, or credited to, such First Lien Cash Collateral Accounts from time to time and any proceeds of the foregoing; and (b) as to any Secured Party any amounts received or deemed received by such Secured Party in respect of any Secured Obligation owed to such Secured Party from separate insurance, credit default swap protection or other protection against loss arranged by such Secured Party for its own account in respect of any such Secured Obligations (which amounts shall be for the sole benefit of such Secured Party).

“Subsidiary Guarantor” means each Subsidiary of Foresight that is required to provide a Guarantee of Foresight’s Obligations under any of the Secured Debt Documents pursuant to the terms of the Secured Debt Documents.

“Third Lien Collateral” means any assets or property, and all proceeds thereof of any Credit Party with respect to which a Lien is granted or purported to be granted or required to be granted pursuant to a Third Lien Collateral Document as security for any Third Lien Obligations; provided that Third Lien Collateral shall not include any Separate Collateral of the type described in clause (a) of the definition thereof.

“Third Lien Collateral Agency Agreement” means the agreement pursuant to which any holders of Third Lien Obligations and/or the Third Lien Representatives appoint the Third Lien Collateral Agent as collateral agent for purposes of holding the Third Lien Collateral for the benefit of the Third Lien Secured Parties.

“Third Lien Collateral Agent” means the Person appointed by the Third Lien Secured Parties from time to time to hold the Third Lien Collateral for the benefit of the Third Lien Secured Parties; provided that such Person has become a party hereto in its capacity as Third Lien Collateral Agent in accordance with the terms of Section 8.10.

“Third Lien Collateral Documents” means the Third Lien Collateral Agency Agreement (if any), the Third Lien Security Agreement, each Third Lien Mortgage in effect from time to time and any other collateral agreement, security agreement, mortgage, deed of trust or other instrument or document executed and delivered by any Credit Party for purposes of providing collateral security for any Third Lien Obligation.

“Third Lien Debt Documents” means the Exchangeable Refinancing Debt Documents and any Replacement Third Lien Debt Documents.

“Third Lien Debt Facilities” (if any) means any Exchangeable Debt Refinancing Facility and any Replacement Third Lien Debt Facilities, as the context may require.

“Third Lien Guarantors” means each of the Credit Parties that provides a Guarantee in respect of any of the Obligations of any other Credit Party under the Third Lien Debt Documents; provided that no Credit Party shall be a “Third Lien Guarantor” unless it is also a First Lien Guarantor and a Second Lien Guarantor.

“Third Lien Mortgages” means a collective reference to each mortgage, deed of trust and other document or instrument under which any Lien on real property owned or leased by any Credit Party is granted to secure any Third Lien Obligations or under which rights or remedies with respect to any such Liens are governed, as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time to the extent not in violation of this Agreement.

“Third Lien Obligations” means all Obligations of the Credit Parties under the Third Lien Debt Documents.

“Third Lien Representative” means, with respect to any Third Lien Debt Facility, the trustee, administrative agent or other similar agent under such Third Lien Debt Facility that is named as the representative in respect of such Third Lien Debt Facility in the applicable Joinder Agreement.

“Third Lien Secured Parties” means the Third Lien Collateral Agent, any Third Lien Representative and any Person owed any of the Third Lien Obligations.

“Third Lien Security Agreement” means any agreement pursuant to which the Credit Parties pledge or grant a security interest in or Lien on the Third Lien Collateral in favor of the Third Lien Collateral Agent, as such agreement may amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time to the extent not in violation of this Agreement.

“Third Priority Lien” means the Liens on the Third Lien Collateral in favor of Third Lien Secured Parties under Third Lien Collateral Documents.

“Uniform Commercial Code” or “UCC” the Uniform Commercial Code as in effect in the State of New York; provided that if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

SECTION 1.02. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument, other document, statute or regulation herein shall be construed as referring to such agreement, instrument, other document, statute or regulation as from time to time amended, supplemented or otherwise modified to the extent not in violation of this Agreement, (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, but shall not be deemed to include the subsidiaries of such Person unless express reference is made to such subsidiaries, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections and Annexes shall be construed to refer to Articles, Sections and Annexes of this Agreement, (e) unless otherwise expressly qualified herein, the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights and (f) the term “or” is not exclusive.

ARTICLE II

Priorities and Agreements with Respect to Collateral

SECTION 2.01. Lien Subordination. (a) Notwithstanding the date, time, manner, method or order of filing or recordation of any document or instrument or of grant, attachment or perfection of any Liens granted to, or on behalf of, any of the Collateral Agents or any other Secured Party on the Collateral (or any actual or alleged defect, or deficiency or failure to perfect, in any of the foregoing) and notwithstanding any provision of the UCC, any applicable law, any Secured Debt Document or any other circumstance whatsoever, (i) the Second Lien Collateral Agent and each Second Lien Representative, on behalf of itself and each Second Lien Secured Party under its Second Lien Debt Facility, hereby agrees that (A) any Lien on the Collateral securing any First Lien Priority Obligations now or hereafter held by or on behalf of the First Lien Collateral Agent, any other First Lien Secured Party or any other agent or trustee therefor, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall have priority over and be senior in all respects and prior to any Lien on the Collateral securing the Second Lien Obligations, (B) any Lien on the Collateral securing any Second Lien Obligations now or hereafter held by or on behalf of any Second Lien Secured Party or any other agent or trustee therefor, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in right, priority, operation, effect and all other respects to all Liens on the Collateral securing any First Lien Priority Obligations, (C) any Lien on the Collateral securing any Excess First Lien Obligations now or hereafter held by or on behalf of the First Lien Collateral Agent, any other First Lien Secured Party or any other agent or trustee therefor, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall have priority over and be senior in all respects and prior to any Lien on the Collateral securing the Excess Second Lien Obligations and (D) any Lien on the Collateral securing any Excess Second Lien Obligations now or hereafter held by or on behalf of any Second Lien Secured Party or any other agent or trustee therefor, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in right, priority, operation, effect and all other respects to all Liens on the Collateral securing any Excess First Lien Obligations, (ii) the First Lien Collateral Agent and each First Lien Representative, on behalf of itself and each First Lien Secured Party under its First Lien Debt Facility, hereby agrees that (A) any Lien on the Collateral securing any Second Lien Priority Obligations now or hereafter held by or on behalf of the Second Lien Collateral Agent, any other Second Lien Secured Party or any other agent or trustee therefor, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall have priority over and be senior in all respects and prior to any Lien on the Collateral securing the Excess First Lien Obligations and (B) any Lien on the Collateral securing any Excess First Lien Obligations now or hereafter held by or on behalf of any First Lien Secured Party or any other agent or trustee therefor, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in right, priority, operation, effect and all other respects to all Liens on the Collateral securing any Second Lien Priority Obligations and (iii) the Third Lien Collateral Agent and each Third Lien Representative, on behalf of itself and each Third Lien Secured Party under its Third Lien Debt Facility, hereby agrees that (A) any Lien on the Collateral securing First Lien Obligations now or hereafter held by or on behalf of the First Lien Collateral Agent, any other First Lien Secured Party or any other agent or trustee therefor and any Lien on the Collateral securing Second Lien Obligations now or hereafter held by or on behalf of the Second Lien Collateral Agent, any other Second Lien Secured Party or any other agent or trustee therefor, in each case, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall have priority over and be senior in all respects and prior to any Lien on the Collateral securing the Third Lien Obligations and (B) any Lien on the Collateral securing any Third Lien Obligations now or hereafter held by or on behalf of any Third Lien Secured Party or any other agent or trustee therefor, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in right, priority, operation, effect and all other respects to all Liens on the Collateral securing First Lien Obligations and to all Liens on the Collateral securing Second Lien Obligations.

(b) All (i) Liens on the Collateral securing any First Lien Priority Obligations shall be and remain senior in right, priority, operation, effect and all other respects and prior to all Liens on the Collateral securing any Second Lien Obligations for all purposes, whether or not such Liens securing any First Lien Priority Obligations are subordinated in any respect to any Lien securing any other obligation of any Credit Party or any other Person or otherwise subordinated, voided, avoided, invalidated or lapsed, (ii) Liens on the Collateral securing any Second Lien Priority Obligations shall be and remain senior in right, priority, operation, effect and all other respects and prior to all Liens on the Collateral securing any Excess First Lien Obligations, whether or not such Liens securing any Second Lien Priority Obligations are subordinated in any respect to any Lien securing any other obligation of any Credit Party or any other Person or otherwise subordinated, voided, avoided, invalidated or lapsed, (iii) Liens on the Collateral securing any Excess First Lien Obligations shall be and remain senior in right, priority, operation, effect and all other respects and prior to all Liens on the Collateral securing any Excess Second Lien Obligations for all purposes, whether or not such Liens securing any Excess First Lien Obligations are subordinated in any respect to any Lien securing any other obligation of any Credit Party or any other Person or otherwise subordinated, voided, avoided, invalidated or lapsed and (iv) Liens on the Collateral securing First Lien Obligations and Liens on the Collateral securing Second Lien Obligations shall be and remain senior in right, priority, operation, effect and all other respects and prior to all Liens on the Collateral securing any Third Lien Obligations for all purposes, whether or not such Liens securing any First Lien Obligations and/or any Second Lien Obligations are subordinated in any respect to any Lien securing any other obligation of any Credit Party or any other Person or otherwise subordinated, voided, avoided, invalidated or lapsed.

SECTION 2.02. Nature of Claims. (a) The Second Lien Collateral Agent, the Third Lien Collateral Agent, each Second Lien Representative, on behalf of itself and each Second Lien Secured Party under its Second Lien Debt Facility, and each Third Lien Representative, on behalf of itself and each Third Lien Secured Party under its Third Lien Debt Facility, each acknowledges that, in accordance with the provisions of the First Lien Debt Documents (i) a portion of the First Lien Obligations is revolving in nature and that the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, (ii) the terms of the First Lien Debt Documents and the First Lien Obligations may be amended, supplemented or otherwise modified to the extent not otherwise prohibited hereunder, and the First Lien Obligations, or a portion thereof, may be Refinanced from time to time to the extent not otherwise prohibited hereunder and (iii) the aggregate amount of the First Lien Obligations may be increased to the extent not otherwise prohibited hereunder, in each case, without notice to or consent by the Second Lien Collateral Agent, the Third Lien Collateral Agent, or any other Second Lien Secured Party or Third Lien Secured Party and without affecting the provisions hereof.

(b) The Third Lien Collateral Agent and each Third Lien Representative, on behalf of itself and each Third Lien Secured Party under its Third Lien Debt Facility, each acknowledges that, in accordance with the provisions of the Second Lien Debt Documents (i) the terms of the Second Lien Debt Documents and the Second Lien Obligations may be amended, supplemented or otherwise modified to the extent not otherwise prohibited hereunder, and the Second Lien Obligations, or a portion thereof, may be Refinanced from time to time to the extent not otherwise prohibited hereunder and (ii) the aggregate amount of the Second Lien Obligations may be increased to the extent not otherwise prohibited hereunder, in each case, without notice to or consent by the Third Lien Collateral Agent or any other Third Lien Secured Party and without affecting the provisions hereof.

(c) The Lien priorities provided for in Section 2.01 shall not be altered or otherwise affected by any amendment, supplement or other modification, or any Refinancing, of any of the Secured Obligations or any portion thereof. As between the Credit Parties and the Secured Parties, the foregoing provisions of this Section 2.02 will not limit or otherwise affect the obligations of the Credit Party contained in any Secured Debt Document with respect to the incurrence of additional Secured Obligations (whether constituting First Lien Obligations, Second Lien Obligations or Third Lien Obligations, as the case may be).

SECTION 2.03. Prohibition on Contesting Liens. (a) The Second Lien Collateral Agent, the Third Lien Collateral Agent, each of the Second Lien Representatives, for itself and on behalf of each Second Lien Secured Party under its Second Lien Debt Facility, and each Third Lien Representative, on behalf of itself and each Third Lien Secured Party under its Third Lien Debt Facility, each agrees that it shall not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the validity, extent, perfection, priority or enforceability of any First Priority Lien held (or purported to be held) or deemed to be held by virtue of this Agreement by or on behalf of the First Lien Collateral Agent, any of the other First Lien Secured Parties or any other agent or trustee therefor.

(b) The First Lien Collateral Agent, the Third Lien Collateral Agent, each First Lien Representative, for itself and on behalf of each First Lien Secured Party under its First Lien Debt Facility, and each Third Lien Representative, on behalf of itself and each Third Lien Secured Party under its Third Lien Debt Facility, each agrees that it shall not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the validity, extent, perfection, priority or enforceability of any Second Priority Lien held (or purported to be held) or deemed to be held by virtue of this Agreement by or on behalf of the Second Lien Collateral Agent, any of the Second Lien Secured Parties or any other agent or trustee therefor.

(c) The First Lien Collateral Agent, the Second Lien Collateral Agent, each of the First Lien Representatives, for itself and on behalf of each First Lien Secured Party under its First Lien Debt Facility, and each Second Lien Representative, for itself and on behalf of each

Second Lien Secured Party under its Second Lien Debt Facility, each agrees that it shall not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the validity, extent, perfection, priority or enforceability of any Third Priority Lien held (or purported to be held) by or on behalf of the Third Lien Collateral Agent, any of the other Third Lien Secured Parties or any other agent or trustee therefor.

(d) Notwithstanding the foregoing, no provision in this Agreement shall be construed to prevent or impair (i) the rights of the First Lien Collateral Agent or any other First Lien Secured Party to enforce this Agreement (including the priority of the Liens securing the First Lien Obligations as provided in Section 2.01) or any of the First Lien Debt Documents, (ii) the rights of the Second Lien Collateral Agent or any other Second Lien Secured Party to enforce this Agreement (including the priority of the Liens securing the Second Lien Obligations as provided in Section 2.01) or any of the Second Lien Debt Documents or (iii) the rights of the Third Lien Collateral Agent or any other Third Lien Secured Party to enforce this Agreement (including the priority of the Liens securing the Third Lien Obligations as provided in Section 2.01) or any of the Third Lien Debt Documents.

SECTION 2.04. No Other Liens, Rights or Remedies. (a) So long as the Discharge of First Lien Obligations has not occurred, none of the Credit Parties shall, or shall permit any of its Subsidiaries to, grant or permit any Lien on any asset to secure any Second Lien Obligation or Third Lien Obligation, unless such Credit Party has granted, or concurrently therewith grants, a Lien on such asset to secure the First Lien Obligations except in the case of any Separate Collateral securing the Second Lien Obligations or the Third Lien Obligations. To the extent that the provisions of the immediately preceding sentence are not complied with for any reason, (i) the Second Lien Collateral Agent and the other Second Lien Secured Parties or the Third Lien Collateral Agent and the other Third Lien Secured Parties, as applicable, shall be deemed to hold and have held such Lien for the benefit of each of the First Lien Collateral Agent and the other First Lien Secured Parties and (ii) any amounts received by or distributed to any Second Lien Secured Party or Third Lien Secured Party pursuant to or as a result of any Lien granted in contravention of this Section 2.04 shall be subject to Article IV.

(b) So long as the Discharge of Second Lien Obligations has not occurred, none of the Credit Parties shall, or shall permit any of its Subsidiaries to, grant or permit any Lien on any asset to secure any First Lien Obligation or Third Lien Obligation, unless such Credit Party has granted, or concurrently therewith grants, a Lien on such asset to secure the Second Lien Obligations except in the case of Separate Collateral securing the First Lien Obligations or the Third Lien Obligations. To the extent that the provisions of the immediately preceding sentence are not complied with for any reason, (i) the Third Lien Collateral Agent and the other Third Lien Secured Parties shall be deemed to hold and have held such Lien for the benefit of each of the Second Lien Collateral Agent and the other Second Lien Secured Parties and, to the extent the Discharge of First Lien Priority Obligations has occurred but the Discharge of Second Lien Priority Obligations has not occurred, the First Lien Collateral Agent and the other First Lien Secured Parties shall be deemed to hold and have held such Lien for the benefit of each of the Second Lien Collateral Agent and the other Second Lien Secured Parties and (ii) any amounts received by or distributed to any First Lien Secured Party or Third Lien Secured Party pursuant to or as a result of any Lien granted in contravention of this Section 2.04 shall be subject to Article IV.

(c) So long as the Discharge of Third Lien Obligations has not occurred, none of the Credit Parties shall, or shall permit any of its Subsidiaries to, grant or permit any Lien on any asset to secure any First Lien Obligation or Second Lien Obligation, unless such Credit Party has granted, or concurrently therewith grants, a Lien on such asset to secure the Third Lien Obligations except in the case of Separate Collateral securing the First Lien Obligations or Second Lien Obligations.

(d) The parties hereto acknowledge and agree that it is their intention, except as provided in Section 2.06, that the First Lien Collateral, the Second Lien Collateral and the Third Lien Collateral be identical, except with respect to Separate Collateral. In furtherance of the foregoing, the parties hereto agree:

(i) to cooperate in good faith in order to determine, upon any reasonable written request by the First Lien Collateral Agent or the Second Lien Collateral Agent, the specific assets included in the First Lien Collateral, the Second Lien Collateral and/or the Third Lien Collateral, the steps taken to perfect the First Priority Liens, the Second Priority Liens and/or the Third Priority Liens thereon and the identity of the respective parties obligated under the First Lien Debt Documents, the Second Lien Debt Documents and/or the Third Lien Debt Documents;

(ii) that the documents, agreements and instruments creating or evidencing the First Lien Collateral and the First Priority Liens shall be in all material respects in the same form as the documents, agreements and instruments creating or evidencing the Second Lien Collateral and the Second Priority Liens, other than with respect to the first priority and second priority nature of the Liens created or evidenced thereunder, the identity of the Secured Parties that are parties thereto or secured thereby and other matters contemplated by this Agreement; and

(iii) that the documents, agreements and instruments creating or evidencing the Second Lien Collateral and the Second Priority Liens shall be in all material respects in substantially the same form as the documents, agreements and instruments creating or evidencing (x) the First Lien Collateral and the First Priority Liens, other than with respect to the second priority and first priority nature of the Liens created or evidenced thereunder, the identity of the Secured Parties that are parties thereto or secured thereby and other matters contemplated by this Agreement and (y) the Third Lien Collateral and the Third Priority Liens, other than with respect to the second priority and third priority nature of the Liens created or evidenced thereunder, the identity of the Secured Parties that are parties thereto or secured thereby and other matters contemplated by this Agreement, in each case, except with respect to Separate Collateral.

SECTION 2.05. Perfection of Liens. Subject to Section 5.05, (x) none of the First Lien Secured Parties shall be responsible for perfecting and maintaining the perfection of Liens with respect to the Collateral for the benefit of the Second Lien Secured Parties or the Third Lien Secured Parties and (y) none of the Second Lien Secured Parties shall be responsible for perfecting and/or maintaining the perfection of Liens with respect to the Collateral for the benefit of the First Lien Secured Parties or the Third Lien Secured Parties. The provisions of this Agreement are intended solely to govern the respective Lien priorities as between the First Lien Secured Parties, the Second Lien Secured Parties and the Third Lien Secured Parties and shall not impose on the First Lien Secured Parties, the Second Lien Secured Parties, the Third Lien Secured Parties or any agent or trustee therefor any obligations in respect of the disposition of Proceeds of any Collateral which would conflict with prior perfected claims therein in favor of any other Person or any order or decree of any court or governmental authority or any applicable law. To the extent a Secured Party does not maintain a perfected Lien on any portion of Collateral, any Proceeds received in respect of such portion of Collateral shall be paid over to the extent necessary pursuant to Section 4.01 as if all Secured Parties held such a perfected Lien.

SECTION 2.06. Certain Cash Collateral. Notwithstanding anything in this Agreement or any other Secured Debt Document to the contrary, First Lien Collateral consisting of First Lien Cash Collateral Accounts (or amounts on deposit therein or credited thereto), shall be applied as specified in the First Lien Loan Documents and will not constitute Second Lien Collateral or Third Lien Collateral.

SECTION 2.07. No Payment Subordination. Notwithstanding anything in this Agreement or any other Secured Debt Document to the contrary (except as set forth in Article IV with respect to the Collateral and Proceeds thereof), the subordination of the Liens on the Collateral securing any Obligations as set forth in this Agreement affects only the priority of such Liens securing such Obligations relative to the Liens on such Collateral securing any other Obligations and does not, and nothing in this Agreement shall or shall be deemed to, subordinate the Obligations under any Secured Debt Document in right of payment to the Obligations under any other Secured Debt Document.

ARTICLE III

Enforcement

SECTION 3.01. Exercise of Remedies. (a) So long as the Discharge of First Lien Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Credit Party, (i) none of the Second Lien Collateral Agent, the Third Lien Collateral Agent nor any Second Lien Secured Party or Third Lien Secured Party will (x) exercise or seek to exercise any rights or remedies (including setoff) with respect to any Collateral in respect of any Second Lien Obligations or Third Lien Obligations, or institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure), (y) contest, protest or object to any foreclosure proceeding or action brought with respect to the Collateral or any other First Lien Collateral by the First Lien Collateral Agent or any other First Lien Secured Party in respect of the First Lien Obligations, the exercise of any right by the First Lien Collateral Agent or any other First Lien Secured Party (or any agent or sub-agent on their behalf) in respect of the First Lien Obligations under any lockbox agreement, control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement to which the First Lien Collateral Agent or any other First Lien Secured Party either is a party or may have rights as a third party beneficiary, or any other exercise by any First Lien Secured Party of any rights and remedies relating to the Collateral under the First Lien Debt Documents or otherwise in respect of the First Lien Collateral or the First Lien Obligations or (z) object to the forbearance by the First Lien Secured Parties from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Collateral in respect of First Lien Obligations and (ii) the First Lien Collateral Agent and the other First Lien Secured Parties shall have the exclusive right to (A) exercise remedies against, and enforce its rights with respect to, the Collateral (including setoff and the right to credit bid their debt) and (B) subject to Section 5.01, make determinations regarding the release or disposition of Collateral, in each case of clauses (A) and (B), without any consultation with or the consent of the Second Lien Collateral Agent or any other Second Lien Secured party or the Third Lien Collateral Agent or any other Third Lien Secured Party, regardless of whether any such exercise is adverse to the claims or interest of any Second Lien Secured Party or Third Lien Secured Party; provided that the foregoing shall be subject to Section 3.03. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of Collateral upon foreclosure, to incur expenses in connection with such sale or disposition and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code of any applicable jurisdiction and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction.

(b) So long as the Discharge of First Lien Obligations has not occurred, except as expressly provided in Section 3.03, the Second Lien Collateral Agent, the Third Lien Collateral Agent, each Second Lien Representative, on behalf of itself and each Second Lien Secured Party under its Second Lien Debt Facility, and each Third Lien Representative, on behalf of itself and each Third Lien Secured Party under its Third Lien Debt Facility each agrees that it will not, in the context of its role as creditor, take or receive any Collateral or any Proceeds of Collateral in connection with the exercise of any right or remedy (including setoff) with respect to any Collateral in respect of any Second Lien Obligation or Third Lien Obligation. Without limiting the generality of the foregoing, unless and until the Discharge of First Lien Obligations has occurred, except as expressly provided in Section 3.03, the sole right of the Second Lien Collateral Agent, the Third Lien Collateral Agent and the other Second Lien Secured Parties and Third Lien Secured Parties, as applicable, with respect to the Collateral is to hold a Lien on the Collateral in respect of Second Lien Obligations pursuant to the Second Lien Debt Documents or the Third Lien Obligations pursuant to the Third Lien Debt Documents for the period and to the extent granted therein.

(c) Subject to Section 3.03, (i) the Second Lien Collateral Agent, the Third Lien Collateral Agent, each Second Lien Representative, for itself and on behalf of each Second Lien Secured Party under its Second Lien Debt Facility, and each Third Lien Representative, on behalf of itself and each Third Lien Secured Party under its Third Lien Debt Facility, each agrees that none of the Second Lien Collateral Agent, the Third Lien Collateral Agent, nor any other Second Lien Secured Party or Third Lien Secured Party, as applicable, will take any action the purpose and intent of which is or could reasonably be expected to hinder any exercise of remedies undertaken by the First Lien Collateral Agent or any First Lien Secured Party with respect to the Collateral under the First Lien Debt Documents, including any sale, lease, exchange, transfer or other disposition of the Collateral, whether by foreclosure or otherwise, and (ii) the Second Lien Collateral Agent, the Third Lien Collateral Agent, each Second Lien Representative, for itself and on behalf of each Second Lien Secured Party under its Second Lien Debt Facility, and each Third Lien Representative, on behalf of itself and each Third Lien

Secured Party under its Third Lien Debt Facility, each hereby waives any and all rights it or any Second Lien Secured Party or Third Lien Secured Party, as applicable, may have to object to the manner in which the First Lien Collateral Agent or the other First Lien Secured Parties seek to enforce or collect the First Lien Obligations or the Liens granted on any of the First Lien Collateral, regardless of whether any action or failure to act by or on behalf of the First Lien Collateral Agent or any other First Lien Secured Party is adverse to the interests of the Second Lien Secured Parties or the Third Lien Secured Parties, as applicable.

(d) [Reserved.]

(e) [Reserved.]

(f) From and after the Discharge of First Lien Obligations and so long as the Discharge of Second Lien Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Credit Party, (i) neither the Third Lien Collateral Agent nor any other Third Lien Secured Party will (x) exercise or seek to exercise any rights or remedies (including setoff) with respect to any Collateral in respect of any Third Lien Obligations, or institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure), (y) contest, protest or object to any foreclosure proceeding or action brought with respect to the Collateral or any other Second Lien Collateral by the Second Lien Collateral Agent or any other Second Lien Secured Party in respect of the Second Lien Obligations, the exercise of any right by the Second Lien Collateral Agent or any other Second Lien Secured Party (or any agent or sub-agent on their behalf) in respect of the Second Lien Obligations under any lockbox agreement, control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement to which the Second Lien Collateral Agent or any other Second Lien Secured Party either is a party or may have rights as a third party beneficiary, or any other exercise by any such party of any rights and remedies relating to the Collateral under the Second Lien Debt Documents or otherwise in respect of the Second Lien Collateral or the Second Lien Obligations, or (z) object to the forbearance by the Second Lien Secured Parties from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Collateral in respect of the Second Lien Obligations and (ii) the Second Lien Collateral Agent and the other Second Lien Secured Parties shall have the exclusive right to (A) exercise remedies against, and enforce its rights with respect to, the Collateral (including setoff and the right to credit bid their debt) and (B) subject to Section 5.01, make determinations regarding the release or disposition of Collateral, in each case of clauses (A) and (B), without any consultation with or the consent of the Third Lien Collateral Agent or any other Third Lien Secured Party, regardless of whether any such exercise is adverse to the claims or interest of any Third Lien Secured Party; provided that the foregoing shall be subject to Section 3.03. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of Collateral upon foreclosure, to incur expenses in connection with such sale or disposition and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code of any applicable jurisdiction and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction.

(g) From and after the Discharge of First Lien Obligations and so long as the Discharge of Second Lien Obligations has not occurred, except as expressly provided in Section 3.03, the Third Lien Collateral Agent and each Third Lien Representative, on behalf of itself and each Third Lien Secured Party under its Third Lien Debt Facility, each agrees that it will not, in the context of its role as creditor, take or receive any Collateral or any Proceeds of Collateral in connection with the exercise of any right or remedy (including setoff) with respect to any Collateral in respect of any Third Lien Obligation. Without limiting the generality of the foregoing, unless and until the Discharge of Second Lien Obligations has occurred, except as expressly provided in Section 3.03, the sole right of the Third Lien Collateral Agent and the other Third Lien Secured Parties with respect to the Collateral is to hold a Lien on the Collateral in respect of Third Lien Obligations pursuant to the Third Lien Debt Documents for the period and to the extent granted therein and to receive Collateral and Proceeds thereof, if any, after the Discharge of Second Lien Obligations has occurred.

(h) Subject to Section 3.03, (i) the Third Lien Collateral Agent and each Third Lien Representative, for itself and on behalf of each Third Lien Secured Party under its Third Lien Debt Facility, each agrees that neither the Third Lien Collateral Agent nor any other Third Lien Secured Party will take any action that would hinder any exercise of remedies undertaken by the Second Lien Collateral Agent or any Second Lien Secured Party with respect to the Collateral under the Second Lien Debt Documents, including any sale, lease, exchange, transfer or other disposition of the Collateral, whether by foreclosure or otherwise, and (ii) the Third Lien Collateral Agent and each Third Lien Representative, for itself and on behalf of each Third Lien Secured Party under its Third Lien Debt Facility, hereby waives any and all rights it or any such Third Lien Secured Party may have as a creditor or otherwise to object to the manner in which the Second Lien Collateral Agent or the other Second Lien Secured Parties seek to enforce or collect the Second Lien Obligations or the Liens granted on any of the Second Lien Collateral, regardless of whether any action or failure to act by or on behalf of the Second Lien Collateral Agent or any other Second Lien Secured Party is adverse to the interests of the Third Lien Secured Parties.

(i) [Reserved.]

(j) Following the Discharge of First Lien Obligations and the Discharge of Second Lien Obligations, the Third Lien Collateral Agent shall have the exclusive right to exercise any right or remedy with respect to the Collateral, and the Third Lien Collateral Agent shall have the exclusive right to direct the time, method and place of exercising or conducting any proceeding for the exercise of any right or remedy available to the Third Lien Secured Parties with respect to the Collateral, or of exercising or directing the exercise of any trust or power conferred on the Third Lien Collateral Agent, or for the taking of any other action authorized by the Third Collateral Documents.

SECTION 3.02. Cooperation. (a) Subject to Section 3.03, the Second Lien Collateral Agent, the Third Lien Collateral Agent, each Second Lien Representative, on behalf of itself and each Second Lien Secured Party under its Second Lien Debt Facility, and each Third Lien Representative, on behalf of itself and each Third Lien Secured Party under its Third Lien Debt Facility, each agrees that, unless and until the Discharge of First Lien Obligations has occurred, it will not commence, or join with any Person (other than the First Lien Secured Parties and the First Lien Representatives upon the request of the First Lien Collateral Agent) in commencing, any enforcement, collection, execution, levy or foreclosure action or proceeding with respect to any Lien held by it in the Collateral under any of the Second Lien Debt Documents, the Third Lien Debt Documents or otherwise in respect of any Second Lien Obligations or Third Lien Obligations, as applicable.

(b) Subject to Section 3.03, the Third Lien Collateral Agent and each Third Lien Representative, on behalf of itself and each Third Lien Secured Party under its Third Lien Debt Facility, agrees that, from and after the Discharge of First Lien Obligations unless and until the Discharge of Second Lien Obligations has occurred, it will not commence, or join with any Person (other than the Second Lien Secured Parties and the Second Lien Representatives upon the request of the Second Lien Collateral Agent) in commencing, any enforcement, collection, execution, levy or foreclosure action or proceeding with respect to any Lien held by it in the Collateral under any of the Third Lien Debt Documents or otherwise in respect of the Third Lien Obligations.

SECTION 3.03. Permitted Actions. Nothing in this Agreement shall be construed to limit or impair in any way the right of each Second Lien Secured Party and each Third Lien Secured Party to, as applicable: (a) file a proof of claim with respect to the Second Lien Obligations under its Second Lien Debt Facility or the Third Lien Obligations under its Third Lien Debt Facility; (b) in the case of any Second Lien Secured Party, join (but not control) any foreclosure or other judicial lien enforcement proceeding with respect to the Collateral initiated by any First Lien Secured Creditor, in each case, for the sole purpose of protecting such Second Lien Secured Party’s Lien on such Collateral, to the extent such action (i) in the case of joining a foreclosure or other judicial lien enforcement proceeding, would not reasonably be expected to interfere materially with such proceeding and (ii) is not adverse to the priority status of the First Priority Liens on such Collateral or the rights of the First Lien Collateral Agent or any other First Lien Secured Party hereunder, including the right to exercise remedies in respect thereof; (c) in the case of any Third Lien Secured Party, join (but not control) any foreclosure or other judicial lien enforcement proceeding with respect to the Collateral initiated by any First Lien Secured Creditor or Second Lien Secured Creditor or take any other action, in each case, for the sole purpose of protecting such Third Lien Secured Party’s Lien on such Collateral, to the extent such action (i) in the case of joining a foreclosure or other judicial lien enforcement proceeding, would not reasonably be expected to interfere materially with such proceeding and (ii) is not adverse to the priority status of the First Priority Liens and the Second Priority Liens on such Collateral or the rights of the First Lien Collateral Agent or any other First Lien Secured Party or the Second Lien Collateral Agent or any other Second Lien Secured Party hereunder, including the rights to exercise remedies in respect thereof; (d) in the case of the Second Lien Secured Parties, receive any Collateral or proceeds of Collateral on account of (i) its Second Priority Lien Obligations after the Discharge of First Lien Priority Obligations has occurred, subject to any reinstatement of the First Lien Priority Obligations under Section 6.04 or (ii) its Excess Second Lien Obligations after the Discharge of Excess First Lien Obligations has occurred, subject to any reinstatement of the Excess First Lien Obligations under Section 6.04; (e) in the case of the Third Lien Secured Parties, receive any Collateral or proceeds of Collateral after the Discharge of First Lien Obligations has occurred and the Discharge of Second Lien Obligations has occurred, subject to any reinstatement of the First Lien Obligations and/or the Second Lien Obligations under Section 6.04; (f) file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims of the Second Lien Secured Parties or Third Lien Secured Parties, as applicable, including any claims secured by the

Collateral; (g) vote on any plan of reorganization, make other filings and make any arguments and motions that, in each case, do not contravene the terms of this Agreement, including, without limitation, Sections 6.05(c) and (d); (h) bid at any Section 363 hearing or with respect to any other Collateral disposition; provided that (i) in the case of the Second Lien Secured Parties (x) prior to the Discharge of First Lien Priority Obligations, such bid results in the Discharge of First Lien Priority Obligations as a condition to such disposition and concurrently with the consummation thereof, to the extent that the Discharge of First Lien Obligations has not previously occurred, (y) after the Discharge of First Lien Priority Obligations and prior to the Discharge of Excess First Lien Obligations, such bid results in the Discharge of Excess First Lien Obligations as a condition to such disposition and concurrently with the consummation thereof and (ii) in the case of the Third Lien Secured Parties, such bid results in the Discharge of First Lien Obligations and the Discharge of Second Lien Obligations as a condition to such disposition and concurrently with the consummation thereof, to the extent that the Discharge of First Lien Obligations or the Discharge of Second Lien Obligations has not previously occurred; (i) accelerate the maturity of, or demand as immediately due and payable, all or any part of the Second Lien Obligations or Third Lien Obligations; (j) commence, continue or participate in any judicial, arbitral or other proceeding (whether under state, local, federal or foreign law) against any Credit Party (including any Insolvency or Liquidation Proceeding) to enforce any of the payment obligations of any Credit Party, under or in connection with the Second Lien Obligations or the Second Lien Debt Documents or the Third Lien Obligations or the Third Lien Debt Document, in each case, so long as such action is not otherwise for the enforcement of any Lien in, or otherwise seeks possession of, any of the Collateral or any Proceeds thereof; (k) charge interest at the default rate pursuant to the terms of the Second Lien Debt Documents or the Third Lien Debt Documents; (l) deliver any notice of default or event of default under any of the Second Lien Debt Documents or the Third Lien Debt Documents; (m) institute or maintain any suit or action solely to prevent the running of any applicable statute of limitation or any other similar restriction on claims; (n) assert a compulsory crossclaim or counterclaim against any of the Credit Parties as long as such action is not otherwise for the enforcement against any of the Collateral; (o) institute or maintain any action to seek and obtain specific performance or injunctive relief to compel the Credit Parties to comply with (or not violate or breach) an obligation under the Second Lien Debt Documents, as long as such action is not otherwise an enforcement action against or in respect of the Collateral; (p) in the case of the Second Lien Secured Parties, enforce the terms of this Agreement or any subordination agreement with regards to any indebtedness or other obligation subordinated to the Second Lien Obligations (including the Third Lien Obligations); (q) receive and retain Permitted Reorganization Securities, subject to Section 6.10; and/or (r) act in its capacity as an unsecured creditor to the extent provided in Section 5.04.

SECTION 3.04. Voting. With respect to any remedies to be taken by the Secured Parties with respect to the Collateral and all other matters relating to the Collateral or the First Lien Debt Documents, the First Lien Collateral Agent shall take direction and comply with the instructions of the Required First Lien Secured Parties. With respect to all matters relating to the Collateral or the Second Lien Debt Documents, subject to the terms of the Second Lien Collateral Trust Agreement, the Second Lien Collateral Agent shall take direction from the Second Lien Secured Parties in the manner set forth in the Second Lien Collateral Trust Agreement, to the extent not in violation of this Agreement.

ARTICLE IV

Payments

SECTION 4.01. Application of Proceeds. After an Event of Default has occurred and until such Event of Default is cured or waived, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Credit Party, the Collateral or Proceeds thereof or any Proceeds received in connection with the sale or other disposition of, or collection on, such Collateral upon the exercise of remedies, or in connection with any Insolvency or Liquidation Proceeding, including in connection with a sale of Collateral pursuant to Section 363 of the Bankruptcy Code or a plan pursuant to Chapter 11 of the Bankruptcy Code, shall be applied in accordance with the following waterfall:

(i) First, on a pro rata basis, to pay fees, expenses and indemnities (including, but not limited to, fees, expenses and disbursements of legal counsel) of the Collateral Agents, each Representative and each L/C Issuer (other than letter of credit reimbursement obligations) due and payable under the Secured Debt Documents;

(ii) Second, to the First Lien Collateral Agent to the payment of any First Lien Priority Obligations to be applied in accordance with the First Lien Collateral Documents until the Discharge of First Lien Priority Obligations has occurred;

(iii) Third, to the Second Lien Collateral Agent to the payment of any Second Lien Priority Obligations to be applied in accordance with the Second Lien Collateral Documents until the Discharge of Second Lien Priority Obligations has occurred;

(iv) Fourth, to the First Lien Collateral Agent to the payment of any Excess First Lien Obligations to be applied in accordance with the First Lien Collateral Documents until the Discharge of Excess First Lien Obligations has occurred;

(v) Fifth, to the Second Lien Collateral Agent to the payment of any Excess Second Lien Obligations to be applied in accordance with the Second Lien Collateral Documents until the Discharge of Excess Second Lien Obligations has occurred;

(vi) Sixth, on a pro rata basis to the payment of any of the Third Lien Obligations then outstanding; and

(vii) Seventh, any remaining proceeds to the Credit Parties or as a court of competent jurisdiction may direct.

After an Event of Default has occurred and until such Event of Default is cured or waived, so long as the Discharge of First Lien Obligations has not occurred and the Discharge of Second Lien Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Credit Party, any non-cash Collateral or Proceeds received in connection with the sale or other disposition of, or collection on, Collateral may be held by or on behalf of the Controlling Collateral Agent or any Priority Secured Party as Collateral and upon conversion to cash be distributed as set forth in the above waterfall.

Upon the Discharge of First Lien Priority Obligations, the First Lien Collateral Agent shall deliver promptly to the Second Lien Collateral Agent any Collateral or Proceeds thereof held by it in the same form as received, with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct, to be applied by the Second Lien Collateral Agent to the Second Lien Priority Obligations in accordance with this Agreement and in such order as specified in the relevant Second Lien Debt Documents.

Upon the Discharge of Second Lien Priority Obligations, the Second Lien Collateral Agent shall deliver promptly to the First Lien Collateral Agent any Collateral or Proceeds thereof held by it in the same form as received, with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct, to be applied by the First Lien Collateral Agent to the Excess First Lien Obligations in accordance with this Agreement and in such order as specified in the relevant First Lien Debt Documents.

Upon the Discharge of Excess First Lien Obligations, the First Lien Collateral Agent shall deliver promptly to the Second Lien Collateral Agent any Collateral or Proceeds thereof held by it in the same form as received, with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct, to be applied by the Second Lien Collateral Agent to the Excess Second Lien Obligations in accordance with this Agreement and in such order as specified in the relevant Second Lien Debt Documents.

Upon the Discharge of First Lien Obligations and the Discharge of Second Lien Obligations, the Second Lien Collateral Agent shall deliver promptly to the Third Lien Collateral Agent any Collateral or Proceeds thereof held by it in the same form as received, with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct, to be applied by the Third Lien Collateral Agent to the Third Lien Obligations in such order as specified in the relevant Third Lien Debt Documents.

Whenever a Collateral Agent or a Representative shall be required, in connection with the exercise of its rights or the performance of its obligations hereunder, to determine the existence or amount of any First Lien Priority Obligations, Excess First Lien Obligations, Second Lien Priority Obligations, Excess Second Lien Obligations or Third Lien Obligations or the existence of any Lien securing any such obligations, or the Collateral subject to any such Lien, it may request that such information be furnished to it by Foresight in an Officer’s Certificate, and the requesting Collateral Agent or Representative shall be entitled to make such determination on the basis of the Officer’s Certificate so furnished.

SECTION 4.02. Payment Over. (a) Unless and until the Discharge of First Lien Priority Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any of the Credit Parties, any Collateral and any Proceeds thereof received by the Second Lien Collateral Agent, the Third Lien Collateral Agent or any Second Lien Secured Party or Third Lien Secured Party in connection with the exercise of any right or remedy (including setoff) against the Collateral, in contravention of this Agreement, shall be segregated and held in trust for the benefit of and forthwith paid over to the First Lien Collateral Agent for the benefit of the First Lien Secured Parties in the same form as received, with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct. The First Lien Collateral Agent is hereby authorized to make any such endorsements as agent for the

Second Lien Collateral Agent, the Third Lien Collateral Agent or any such Second Lien Secured Party or Third Lien Secured Party. This authorization is coupled with an interest and is irrevocable. After the Discharge of First Lien Priority Obligations has occurred, unless and until the Discharge of Second Lien Priority Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any of the Credit Parties, any Collateral and Proceeds thereof received by the First Lien Collateral Agent, the Third Lien Collateral Agent or any First Lien Secured Party or Third Lien Secured Party in connection with the exercise of any right or remedy (including setoff) against the Collateral, in contravention of this Agreement, shall be segregated and held in trust for the benefit of and forthwith paid over to the Second Lien Collateral Agent for the benefit of the Second Lien Secured Parties in the same form as received, with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct. The Second Lien Collateral Agent is hereby authorized to make any such endorsements as agent for the First Lien Collateral Agent, the Third Lien Collateral Agent or any such First Lien Secured Party or Third Lien Secured Party. This authorization is coupled with an interest and is irrevocable.

(b) After the Discharge of First Lien Priority Obligations has occurred and the Discharge of Second Lien Priority Obligations has occurred, unless and until the Discharge of Excess First Lien Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any of the Credit Parties, any Collateral and Proceeds thereof received by the Second Lien Collateral Agent, the Third Lien Collateral Agent or any Second Lien Secured Party or Third Lien Secured Party in connection with the exercise of any right or remedy (including setoff) against the Collateral, in contravention of this Agreement, shall be segregated and held in trust for the benefit of and forthwith paid over to the First Lien Collateral Agent for the benefit of the First Lien Secured Parties in the same form as received, with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct. The First Lien Collateral Agent is hereby authorized to make any such endorsements as agent for the Second Lien Collateral Agent, the Third Lien Collateral Agent or any such First Lien Secured Party or Third Lien Secured Party. This authorization is coupled with an interest and is irrevocable.

(c) From and after the Discharge of First Lien Obligations unless and until the Discharge of Excess Second Lien Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any of the Credit Parties, any Collateral and Proceeds thereof received by any Third Lien Representative or any Third Lien Secured Party in connection with the exercise of any right or remedy (including setoff) against the Collateral, in contravention of this Agreement, shall be segregated and held in trust for the benefit of and forthwith paid over to the Second Lien Collateral Agent for the benefit of the Second Lien Secured Parties in the same form as received, with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct. The Second Lien Collateral Agent is hereby authorized to make any such endorsements as agent for the Third Lien Collateral Agent or any such Third Lien Secured Party. This authorization is coupled with an interest and is irrevocable.

ARTICLE V

Other Agreements

SECTION 5.01. Releases. (a) The Second Lien Collateral Agent, the Third Lien Collateral Agent, and each Second Lien Representative, for itself and on behalf of each Second Lien Secured Party under its Second Lien Debt Facility, and each Third Lien Representative, on behalf of itself and each Third Lien Secured Party under its Third Lien Debt Facility, agrees that:

(i) if in connection with any exercise of any of the First Lien Secured Parties’ rights or remedies in respect of the Collateral or any other disposition in any Insolvency or Liquidation Proceeding, including pursuant to the entry of a court order authorizing such sale, transfer or other disposition pursuant to Section 363 of the Bankruptcy Code or a confirmed plan under Chapter 11 of the Bankruptcy Code, in each case prior to the Discharge of First Lien Obligations, the First Lien Collateral Agent, for itself or on behalf of any of the First Lien Secured Parties, releases any of its Liens on any part of the Collateral or the First Lien Collateral Agent, for itself or on behalf of any of the First Lien Secured Parties, releases any Guarantor from its obligations under its Guarantee of the First Lien Obligations; provided that (x) the Proceeds received in connection with such exercise are applied in accordance with Section 4.01 or (y) if the Proceeds received in connection with such exercise are not applied in accordance with Section 4.01, the Liens securing the First Lien Obligations, the Second Lien Obligations and the Third Lien Obligations shall attach to the Proceeds of such Collateral with the lien priority set forth in this Agreement; or

(ii) if in the event of a sale, transfer or other disposition of any specified item of Collateral (including all or substantially all of the equity interests of any Subsidiary of Foresight), as permitted pursuant to the terms of the First Lien Debt Documents or otherwise consented to by the First Lien Secured Parties (other than a disposition addressed in (i) above), the First Lien Collateral Agent, for itself and on behalf of the First Lien Secured Parties, releases any of its Liens on any part of the Collateral or the First Lien Collateral Agent for itself and on behalf of any of the First Lien Secured Parties, releases any Guarantor from its obligations under its Guarantee of the First Lien Obligations; provided that, in each case, the Proceeds of such sale, transfer or other disposition are applied as required under the First Lien Debt Documents to (x) repay First Lien Priority Obligations or (y) be reinvested in the manner and to the extent described therein; provided that if the Proceeds of such sale, transfer or other disposition are not applied to repay First Lien Priority Obligations, the Liens securing the First Lien Obligations, the Second Lien Obligations and the Third Lien Obligations shall attach to the Proceeds of such of Collateral with the lien priority set forth in this Agreement; or

then, with respect to clauses (i) and (ii) above, (x) the Liens of the Second Lien Collateral Agent, for itself or for the benefit of the Second Lien Secured Parties, and the Liens, if any, of the Third Lien Collateral Agent, for itself or for the benefit of the Third Lien Secured Parties, on such Collateral shall be automatically, unconditionally and simultaneously released and terminated, as applicable, to the same extent that the First Lien Collateral Agent has released and terminated the First Priority Liens in such Collateral, and (y) any Guarantor released from its obligations under its Guarantee of First Lien Obligations by the First Lien Collateral Agent shall be concurrently released under its Guarantee of the Second Lien Obligations and the Third Lien Obligations, automatically and without any further action, and the Second Lien Collateral Agent and the Third Lien Collateral Agent shall take any steps reasonably required (including at the request of the First Lien Collateral Agent) to effectuate the foregoing termination and release at Foresight’s sole cost and expense. Promptly upon delivery to the Second Lien Collateral Agent or the Third Lien Collateral Agent of a written direction from the First Lien Collateral Agent stating that any such termination and release of Liens securing the First Lien Obligations will occur, the Second Lien Collateral Agent, for itself and on behalf of the Second Lien Secured Parties, and the Third Lien Collateral Agent, for itself and on behalf of the Third Lien Secured Parties, shall execute and deliver, at Foresight’s or the other Guarantor’s sole cost and expense, to the First Lien Collateral Agent such termination statements, releases and other documents (including documents which are corresponding junior lien versions of termination statements, releases and other documents that the First Lien Collateral Agent delivers under the First Lien Credit Agreement to the extent applicable) so as to confirm the foregoing releases referred to in clauses (i) and (ii) of the first sentence of this clause (a) when such First Lien Collateral Agent’s releases occur. Nothing in this Section 5.01(a) will be deemed to affect any agreement of (x) the Second Lien Collateral Agent or any Second Lien Representative, for itself and on behalf of the Second Lien Secured Parties under its Second Lien Debt Facility, to release the Liens on the Second Lien Collateral as set forth in the relevant Second Lien Debt Documents or (y) the Third Lien Collateral Agent or any Third Lien Representative, for itself and on behalf of the Third Lien Secured Parties under its Third Lien Debt Facility, to release the Liens on the Third Lien Collateral as set forth in the relevant Third Lien Debt Documents.

(b) The Second Lien Collateral Agent, the Third Lien Collateral Agent, each Second Lien Representative, for itself and on behalf of each Second Lien Secured Party under its Second Lien Debt Facility, and each Third Lien Representative, on behalf of itself and each Third Lien Secured Party under its Third Lien Debt Facility, hereby irrevocably constitutes and appoints the First Lien Collateral Agent and any officer, employee or agent of the First Lien Collateral Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Second Lien Collateral Agent, the Third Lien Collateral Agent, such Second Lien Representative, such Third Lien Representative or any other Second Lien Secured Party or Third Lien Secured Party and in the First Lien Collateral Agent’s own name, from time to time in the First Lien Collateral Agent’s discretion, for the purpose of carrying out the terms of Section 5.01(a), to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of Section 5.01(a), including any termination statements, endorsements or other instruments of transfer or release.

(c) [Reserved.]

(d) Notwithstanding anything to the contrary in any Second Lien Debt Document or Third Lien Debt Document, in the event the terms of a First Lien Collateral Document, on the one hand, and a Second Lien Collateral Document or a Third Lien Collateral Document, on the other hand, each require any Credit Party (i) to make payment in respect of any item of Collateral, (ii) to deliver or afford control over any item of Collateral to, or deposit any item of Collateral with, (iii) to register ownership of any item of Collateral in the name of or make an assignment of ownership of any Collateral or the rights thereunder to, (iv) cause any securities intermediary, commodity intermediary or other Person acting in a similar capacity to agree to comply, in respect of any item of Collateral, with instructions or orders from, or to treat, in respect of any item of Collateral, as the entitlement holder, (v) hold any item of Collateral in trust for (to the extent such item of Collateral cannot be held in trust for multiple parties under applicable law), (vi) obtain the agreement of a bailee or other third party to hold any item of Collateral for the benefit of or subject to the control of or, in respect of any item of Collateral, to follow the instructions of or (vii) obtain the agreement of a landlord with respect to access to leased premises where any item of Collateral is located or waivers or subordination of rights with respect to any item of Collateral in favor of, in any case, any First Lien Secured Party, on the one hand, and any Second Lien Secured Party or Third Lien Secured Party, on the other hand, such Credit Party may, until the Discharge of First Lien Obligations has occurred, comply with such requirement under the Second Lien Collateral Documents and the Third Lien Collateral Documents as it relates to such Collateral by taking any of the actions set forth above only with respect to, or in favor of, the First Lien Collateral Agent. Until the Discharge of First Lien Obligations occurs, to the extent that the First Lien Collateral Agent or First Lien Secured Parties (i) have released any Lien on Collateral or any Guarantor from its Obligation under its guaranty and any such Liens or guaranty are later reinstated or (ii) obtain any new Liens or additional Guarantees from any Guarantor, then (x) the Second Lien Collateral Agent, for itself and the Second Lien Secured Parties, shall be granted a Lien on any such Collateral, subject to the lien subordination provisions of this Agreement, and each Second Lien Representative, for itself and for the Second Lien Secured Parties represented by it, shall be granted an additional guaranty, as the case may be and (y) the Third Lien Collateral Agent, for itself and the Third Lien Secured Parties, shall be granted a Lien on any such Collateral, subject to the lien subordination provisions of this Agreement and each Third Lien Representative, for itself and for the Third Lien Secured Parties represented by it, shall be granted an additional guaranty, as the case may be.

(e) The Third Lien Collateral Agent and each Third Lien Representative, for itself and on behalf of each Third Lien Secured Party under its Third Lien Debt Facility, agrees that:

(i) if in connection with any exercise of any of the Second Lien Secured Parties’ rights or remedies in respect of the Collateral or any other disposition in any Insolvency or Liquidation Proceeding, including pursuant to the entry of a court order authorizing such sale, transfer or other disposition pursuant to Section 363 of the Bankruptcy Code or a confirmed plan under Chapter 11 of the Bankruptcy Code, in each case prior to the Discharge of Second Lien Obligations, the Second Lien Collateral Agent, for itself or on behalf of any of the Second Lien Secured Parties, releases any of its Liens on any part of the Collateral or the Second Lien Collateral Agent, for itself or on behalf of any of the Second Lien Secured Parties, releases any Guarantor from its obligations under its Guarantee of the Second Lien Obligations, provided that (x) the Proceeds received in connection with such exercise are applied in accordance with Section 4.01 or (y) if the Proceeds received in connection with such exercise are not applied in accordance with Section 4.01, the Liens securing the Second Lien Obligations and the Third Lien Obligations shall attach to the Proceeds of such Collateral with the lien priority set forth in this Agreement; or

(ii) if in the event of a sale, transfer or other disposition of any specified item of Collateral (including all or substantially all of the equity interests of any Subsidiary of Foresight), as permitted pursuant to the terms of the Second Lien Debt Documents or otherwise consented to by the Second Lien Secured Parties (other than a disposition addressed in (i) above), the Second Lien Collateral Agent, for itself and on behalf of the Second Lien Secured Parties, releases any of its Liens on any part of the Collateral or the Second Lien Collateral Agent for itself and on behalf of any of the Second Lien Secured Parties, releases any Guarantor from its obligations under its Guarantee of the Second Lien Obligations; provided that, in each case, (x) the Proceeds of such sale, transfer or other disposition are applied in accordance with the Second Lien Debt Document or (y) if the Proceeds of such sale, transfer or other disposition are not applied in accordance with the Second Lien Debt Documents, the Liens securing the Second Lien Obligations and the Third Lien Obligations shall attach to the Proceeds of such of Collateral with the lien priority set forth in this Agreement;

then, with respect to clauses (i) to (ii) above, (x) the Liens, if any, of the Third Lien Collateral Agent, for itself or for the benefit of the Third Lien Secured Parties on such Collateral shall be automatically, unconditionally and simultaneously released and terminated, as applicable, to the same extent that the Second Lien Collateral Agent has released and terminated the Second Priority Liens in such Collateral, and (y) and any Guarantor released from its obligations under its Guarantee of the Second Lien Obligations by the Second Lien Collateral Agent shall be concurrently released under its Guarantee of the Third Lien Obligations, automatically and without any further action, and the Third Lien Collateral Agent shall take any steps reasonably required (including at the request of the Second Lien Collateral Agent) to effectuate the foregoing termination and release at Foresight’s sole cost and expense. Promptly upon delivery to the Third Lien Collateral Agent of a written direction from the Second Lien Collateral Agent stating that any such termination and release of Liens securing the Second Lien Obligations will occur, the Third Lien Collateral Agent, for itself and on behalf of the Third Lien Secured Parties, shall execute and deliver, at Foresight’s or the other Guarantor’s sole cost and expense, to the Second Lien Collateral Agent such termination statements, releases and other documents (including documents which are corresponding third lien versions of termination statements, releases and other documents that the Second Lien Collateral Agent delivers under the Second Lien Credit Agreement to the extent applicable) so as to confirm the foregoing releases referred to in clauses (i) and (ii) of this clause (e) when such Second Lien Collateral Agent’s releases occur. Nothing in this Section 5.01(e) will be deemed to affect any agreement of a Third Lien Representative, for itself and on behalf of the Third Lien Secured Parties, to release the Liens on the Third Lien Collateral as set forth in the relevant Third Lien Debt Documents.

(f) The Third Lien Collateral Agent and each Third Lien Representative, for itself and on behalf of each Third Lien Secured Party under its Third Lien Debt Facility, hereby irrevocably constitutes and appoints the Second Lien Collateral Agent and any officer, employee or agent of the Second Lien Collateral Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Third Lien Collateral Agent, Third Lien Representative or such Third Lien Secured Party and in the Second Lien Collateral Agent’s own name, from time to time in the Second Lien Collateral Agent’s discretion, for the purpose of carrying out the terms of Section 5.01(e), to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of Section 5.01(e), including any termination statements, endorsements or other instruments of transfer or release.

(g) [Reserved].

(h) Notwithstanding anything to the contrary in any Third Lien Debt Document, in the event the terms of a Second Lien Collateral Document and a Third Lien Collateral Document each require any Credit Party (i) to make payment in respect of any item of Collateral, (ii) to deliver or afford control over any item of Collateral to, or deposit any item of Collateral with, (iii) to register ownership of any item of Collateral in the name of or make an assignment of ownership of any Collateral or the rights thereunder to, (iv) cause any securities intermediary, commodity intermediary or other Person acting in a similar capacity to agree to comply, in respect of any item of Collateral, with instructions or orders from, or to treat, in respect of any item of Collateral, as the entitlement holder, (v) hold any item of Collateral in trust for (to the extent such item of Collateral cannot be held in trust for multiple parties under applicable law), (vi) obtain the agreement of a bailee or other third party to hold any item of Collateral for the benefit of or subject to the control of or, in respect of any item of Collateral, to follow the instructions of or (vii) obtain the agreement of a landlord with respect to access to leased premises where any item of Collateral is located or waivers or subordination of rights with respect to any item of Collateral in favor of, in any case, both the Second Lien Collateral Agent and the Third Lien Collateral Agent, any Second Lien Representative, any Third Lien Representative, any other Second Lien Secured Party or any other Third Lien Secured Party, such Credit Party may, so long as the Discharge of First Lien Obligations has occurred, until the Discharge of Second Lien Obligations has occurred, comply with such requirement under the Third Lien Collateral Document as it relates to such Collateral by taking any of the actions set forth above only with respect to, or in favor of, the Second Lien Collateral Agent. From and after the Discharge of First Lien Obligations and until the Discharge of Second Lien Obligations occurs, to the extent that the Second Lien Collateral Agent or Second Lien Secured Parties (i) have released any Lien on Collateral or any Guarantor from its obligation under its guaranty and any such Liens or guaranty are later reinstated or (ii) obtain any new liens or additional guarantees from any Guarantor, then the Third Lien Collateral Agent, for itself and for the Third Lien Secured Parties represented by it, shall be granted a Lien on any such Collateral, subject to the lien subordination provisions of this Agreement, and each Third Lien Representative, for itself and for the Third Lien Secured Parties represented by it, shall be granted an additional guaranty, as the case may be.

SECTION 5.02. Insurance and Condemnation Awards. (x) Except otherwise agreed in the First Lien Loan Documents, unless and until the Discharge of First Lien Obligations has occurred, the First Lien Collateral Agent and the First Lien Secured Parties and (y) from and after the Discharge of First Lien Obligations unless and until the Discharge of Second Lien Obligations has occurred, the Second Lien Collateral Agent and the Second Lien Secured Parties shall have the sole and exclusive right, subject to the rights of the Credit Parties under, and to the extent required by, and subject to any limitations in, the applicable First Liens Debt Documents and Second Lien Debt Documents, (a) to be named as additional insured and loss payee under any insurance policies maintained from time to time by any Credit Parties (except that, if the applicable insurer permits, the Second Lien Collateral Agent and the Third Lien Collateral Agent shall have the right to be named as an additional insured so long as its second lien status or third lien status, as the case may be, is identified in a manner reasonably satisfactory to the First Lien Collateral Agent), (b) adjust settlement for any insurance policy covering the Collateral in the event of any loss thereunder and (c) to approve any award granted in any condemnation or similar proceeding affecting the Collateral. All proceeds of any such policy and any such award, if in respect of the Collateral, shall be paid (i) first, prior to the occurrence of the Discharge of First Lien Priority Obligations, to the First Lien Collateral Agent for the benefit of the First Lien Secured Parties pursuant to the terms of the First Lien Debt Documents, (ii) second, after the occurrence of the Discharge of First Lien Priority Obligations, to the Second Lien Collateral Agent for the benefit of the Second Lien Secured Parties pursuant to the terms of the applicable Second Lien Debt Documents until the Discharge of the Second Lien Priority Obligations shall have occurred, (iii) third, after the occurrence of the Discharge of First Lien Priority Obligations and the Discharge of Second Lien Priority Obligations, to the First Lien Collateral Agent for the benefit of the First Lien Secured Parties pursuant to the terms of the First Lien Debt Documents until the Discharge of Excess First Lien Obligations shall have occurred, (iv) fourth, after the occurrence of the Discharge of First Lien Priority Obligations, the Discharge of Second Lien Priority Obligations and the Discharge of Excess First Lien Obligations, to the Second Lien Collateral Agent for the benefit of the Second Lien Secured Parties pursuant to the terms of the applicable Second Lien Debt Documents until the Discharge of Excess Second Lien Obligations shall have occurred, (v) fifth, after the occurrence of the Discharge of First Lien Obligations and the Discharge of Second Lien Obligations to the Third Lien Collateral Agent for the benefit of the Third Lien Secured Parties pursuant to the terms of the applicable Third Lien Debt Documents and (vi) sixth, if no Third Lien Obligations are outstanding, to the owners of the subject property, or such other Person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct. If the Second Lien Collateral Agent, the Third Lien Collateral Agent or any other Second Lien Secured Party or Third Lien Secured Party shall, at any time, receive any proceeds of any such insurance policy or any such award in contravention of this Agreement, it shall pay such proceeds over to the Controlling Collateral Agent for application in accordance with the terms of this Section 5.02.

SECTION 5.03. Amendments to Debt Documents. (a) The First Lien Debt Documents may be amended, restated, supplemented or otherwise modified in accordance with their terms, and the Indebtedness under the First Lien Debt Documents may be Refinanced, in each case, without the consent of any Second Lien Secured Party or Third Lien Secured Party; provided, however, that, without the consent of the Second Lien Collateral Agent and the Third Lien Collateral Agent, no such amendment, restatement, supplement, modification or Refinancing (or successive amendments, restatements, supplements, modifications or Refinancings) shall (i) add (or make more restrictive with respect to any applicable covenant as of the date hereof with respect to the payment of the Second Lien Obligations or the Third Lien Obligations) any direct and express restriction specifically on the payment of the Second Lien Obligations or Third Lien Obligations that by its express terms conflicts with an express provision of this Agreement (or, in the case of an existing covenant or restriction with respect to the payment of the Second Lien Obligations or Third Lien Obligations, that is more restrictive than the scope of such covenant or provision as of the date hereof), (ii) reduce the capacity to incur Obligations constituting Second Lien Obligations under the Second Lien Debt Documents to an amount less than the amount of the Second Lien Obligations outstanding on the Closing Date plus all interest paid-in-kind in respect thereof after the Closing Date or (iii) contravene the provisions of this Agreement.

(b) Without the prior written consent of the Required First Lien Secured Parties on at least 10 Business Days’ prior notice to the First Lien Representatives, or unless permitted under the First Lien Debt Documents, unless and until the Discharge of First Lien Obligations has occurred, (x) no Second Lien Debt Document may be amended, restated, supplemented or otherwise modified and no Indebtedness under the Second Lien Debt Documents may be Refinanced, to the extent such amendment, restatement, supplement or modification or Refinancing, or the terms of such new Second Lien Debt Document, would (i) contravene the provisions of this Agreement or any of the First Lien Debt Documents, (ii) change to earlier dates any scheduled dates for payment of principal (including the final maturity date) under such Second Lien Debt Document, (iii) modify (or have the effect of a modification of) the mandatory prepayment provisions of the applicable Second Lien Debt Document for such Second Lien Debt Facility in a manner that would result in the weighted average life to maturity being less than the weighted average life to maturity of the Second Lien Obligations under such Second Lien Debt Document prior to giving effect thereto, (iv) reduce the capacity to incur Obligations constituting First Lien Obligations, in each case, under the First Lien Debt Documents on the day of any such amendment, restatement, supplement, modification or Refinancing; provided that the holders (and their representatives) of any such Refinancing indebtedness execute a Joinder Agreement or otherwise bind themselves in writing to the terms of this Agreement, (v) increase the principal amount of the Second Lien Exchangeable PIK Notes, the Second Lien Secured Notes or any Replacement Second Lien Debt in respect thereof in excess of the amount permitted under the First Lien Credit Agreement (it being understood that interest shall be permitted to be paid-in-kind at all times), (vi) increase the applicable margin or similar component of the interest rate or yield applicable to any Obligations in respect of Second Lien Indenture Documents and any Replacement Second Lien Debt Document with respect thereto that is required to be paid in cash by more than 3% per annum (excluding increases resulting from the accrual of interest at the default rate) or (vii) change any default or Event of Default thereunder in a manner adverse to the First Lien Secured Parties (other than to eliminate any such Event of Default or increase any grace period related thereto or otherwise make such Event of Default or condition less restrictive or burdensome on any Credit Parties); and (y) no Second Lien Debt Document may be amended, restated, supplemented or otherwise modified to the extent such amendment, supplement or modification, or the terms of any new Second Lien Debt Document, would be prohibited by, or would require any Credit Party to act or refrain from acting in a manner that would violate, any of the terms of this Agreement.

(c) The Second Lien Collateral Agent, the Third Lien Collateral Agent, each Second Lien Representative, for itself and on behalf of each Second Lien Secured Party under its Second Lien Debt Facility, and each Third Lien Representative, on behalf of itself and each Third Lien Secured Party under its Third Lien Debt Facility, agrees that each Second Lien Collateral Document and Third Lien Collateral shall include the following language (or language to similar effect reasonably approved by the First Lien Collateral Agent):

“Notwithstanding anything herein to the contrary, (i) the liens and security interests granted to the [Second] [Third] Lien Collateral Agent pursuant to this Agreement on the Collateral (as defined in the Intercreditor Agreement referred to below) are expressly subject and subordinate to the liens and security interests granted in favor of the First Lien Secured Parties [and The Second Lien Secured Parties] (as defined in the Intercreditor Agreement referred to below), including liens and security interests granted to Citibank, N.A., as collateral agent, pursuant to or in connection with the Third Amended and Restated Credit Agreement, dated as of August 30, 2016, among Foresight Energy LLC, the lenders from time to time party thereto, Citibank, N.A., as administrative agent and collateral agent, and the other parties thereto, as further amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time and (ii) the exercise of any right or remedy by the [Second Lien Collateral Agent] [Third Lien Collateral Agent] hereunder is subject to the limitations and provisions of the Intercreditor Agreement (Notes) dated as of August 30, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among Foresight Energy LLC, Foresight Energy Finance Corporation, Citibank, N.A., as administrative agent and first lien collateral agent, Wilmington Savings Fund Society, FSB, as second lien collateral agent and the other parties thereto. In the event of any conflict between the terms of the Intercreditor Agreement and the terms of this Agreement, the terms of the Intercreditor Agreement shall govern.”

In addition, each Second Lien Mortgage and Third Lien Mortgage covering any Collateral shall contain such other language as the First Lien Collateral Agent may reasonably request to reflect the subordination of the liens granted pursuant to such Second Lien Mortgage and Third Lien Mortgage to the First Lien Collateral Document covering such Collateral, to extent set forth in this Agreement. Foresight shall have the obligation of ensuring that each Second Lien Collateral Document and each Third Lien Collateral Document satisfies the requirements of this Section 5.03(c), and none of the Second Lien Collateral Agent, the Third Lien Collateral Agent, any Second Lien Representative or any Third Lien Representative shall have the duty or responsibility for ensuring or verifying that any Second Lien Collateral Document or any Third Lien Collateral Document satisfies the requirements of this Section 5.03(c).

(d) Without the prior written consent of (a) the Required First Lien Secured Parties on at least 10 Business Days’ prior notice to the First Lien Representatives, or unless permitted under the First Lien Debt Documents, unless and until the Discharge of First Lien Obligations has occurred and (b) the Second Lien Collateral Agent on at least 10 Business Days’ prior notice to the Second Lien Collateral Agent, or unless permitted under the Second Lien Debt Documents, unless and until the Discharge of Second Lien Obligations has occurred, (x) no Third Lien Debt Document may be amended, restated, supplemented or otherwise modified and no Indebtedness under the Third Lien Debt Documents may be Refinanced, to the extent such amendment, restatement, supplement or modification or Refinancing, or the terms of such new Third Lien Debt Document, would (i) contravene the provisions of this Agreement or any of the First Lien Debt Documents or the Second Lien Debt Documents, (ii) change to earlier dates any scheduled dates for payment of principal (including the final maturity date) under such Third Lien Debt Document or of interest on Indebtedness under such Third Lien Debt Document, (iii) modify (or have the effect of a modification of) the mandatory prepayment provisions of the applicable Third Lien Debt Document for such Third Lien Debt Facility in a manner that would result in the weighted average life to maturity being less than the weighted average life to maturity of the Third Lien Obligations under such Third Lien Debt Document prior to giving effect thereto, (iv) reduce the capacity to incur (A) Obligations constituting First Lien Obligations, in each case, under the First Lien Debt Documents or (B) Obligations constituting

Second Lien Obligations, (v) increase the principal amount of the Third Lien Obligations or Replacement Third Lien Debt in excess of the amount permitted under the First Lien Debt Documents or the Second Lien Debt Documents, (vi) increase the applicable margin or similar component of the interest rate or yield applicable to any Obligations in respect of Third Lien Debt Documents and any Replacement Third Lien Debt Document with respect thereto by more than 3% per annum (excluding increases resulting from the accrual of interest at the default rate), (vii) change any default or event or default thereunder in a manner adverse to the Credit Parties thereunder (other than to eliminate any such event of default or increase any grace period related thereto or otherwise make such event of default or condition less restrictive or burdensome on any Credit Parties), (viii) increase materially the obligations of the obligor thereunder or to confer any additional material rights on the lenders (or holders, as the case may be) under the Third Lien Debt Facilities (or a representative on their behalf) which would be adverse to any Credit Party, First Lien Secured Parties or Second Lien Secured Parties; and (y) no Third Lien Debt Document may be amended, restated, supplemented or otherwise modified to the extent such amendment, supplement or modification, or the terms of any new Third Lien Debt Document, would be prohibited by, or would require any Credit Party to act or refrain from acting in a manner that would violate, any of the terms of this Agreement.

(e) Foresight shall deliver to each Collateral Agent copies of (i) any amendments, supplements or other modifications to the Secured Debt Documents and (ii) any new Secured Debt Documents promptly after effectiveness thereof.

SECTION 5.04. Rights as Unsecured Creditors. The Second Lien Secured Parties and the Third Lien Secured Parties may exercise rights and remedies as unsecured creditors in accordance with the terms of the Second Lien Debt Documents or Third Lien Debt Documents, respectively, and applicable law so long as such rights and remedies do not violate any express provision of this Agreement and the Second Lien Secured Parties or the Third Lien Secured Parties are not prohibited from taking such action under the express terms of this Agreement (including, without limitation, the prohibitions set forth in Sections 6.01, 6.05, and 6.08). Nothing in this Agreement shall prohibit the receipt by any Second Lien Secured Party or Third Lien Secured Party of principal, premium, interest, fees and other amounts due under the Second Lien Debt Documents or Third Lien Debt Documents, respectively; provided that (x) prior to the Discharge of First Lien Priority Obligations, to the extent any Second Lien Secured Party or Third Lien Secured Party receives such amounts in connection with the exercise of any right or remedy (including setoff) against the Collateral or in connection with any sale, transfer or other disposition of any Collateral, such amounts shall be subject to Section 4.02, (y) after the Discharge of First Lien Priority Obligations and the Discharge of Second Lien Priority Obligations and prior to the Discharge of Excess First Lien Obligations to the extent any Second Lien Secured Party receives such amounts in connection with the exercise of any right or remedy (including setoff) against the Collateral or in connection with any sale, transfer or other disposition of any Collateral, such amounts shall be subject to Section 4.02 and (z) the extent any Third Lien Secured Party receives such amounts prior to the Discharge of First Lien Obligations and the Discharge of Second Lien Obligations in connection with the exercise of any right or remedy (including setoff) against the Collateral or in connection with any sale, transfer or other disposition of any Collateral, such amounts shall be subject to Section 4.02. The Second Lien Collateral Agent, acting pursuant to the terms of the Second Lien Collateral Trust Agreement, may disavow or disclaim the Liens securing the Second Lien Obligations in full or in part and the Second Lien Secured Parties may act in their capacities as unsecured creditors in respect thereof. In the event any Secured Party becomes a judgment Lien creditor in respect of Collateral as a result of its enforcement of its rights as an unsecured creditor in respect of its Obligations, such judgment Lien shall be subordinated on the same basis as the other Liens securing such Obligations are so subordinated to Liens securing any other Obligations under this Agreement.

SECTION 5.05. Gratuitous Bailee for Perfection. (a) The Controlling Collateral Agent acknowledges and agrees that if it shall at any time hold a Lien securing any of the Second Lien Obligations on any Collateral that can be perfected by the possession or control of such Collateral or of any account in which such Collateral is held, and if such Collateral or any such account is in fact in the possession or under the control of the Controlling Collateral Agent, or of agents or bailees of such Person (such Collateral being referred to herein as the “Pledged or Controlled Collateral”), or if it shall any time obtain any landlord waiver or bailee’s letter or any similar agreement or arrangement granting it rights or access to Collateral, the Controlling Collateral Agent shall also hold such Pledged or Controlled Collateral, or take such actions with respect to such landlord waiver, bailee’s letter or similar agreement or arrangement, as sub-agent or gratuitous bailee for the other Collateral Agents, in each case solely for the purpose of perfecting the Liens granted under the relevant Second Lien Collateral Documents or Third Lien Collateral Documents, as applicable.

(b) Except as otherwise specifically provided herein, until the Discharge of First Lien Obligations has occurred, the First Lien Collateral Agent and the First Lien Secured Parties shall be entitled to deal with and administer the Pledged or Controlled Collateral in accordance with the terms of the First Lien Debt Documents without notice to the Second Lien Collateral Agent or Third Lien Collateral Agent. The rights of the Second Lien Collateral Agent and the Second Lien Secured Parties with respect to the Pledged or Controlled Collateral shall at all times be subject to the terms of this Agreement.

(c) Except as otherwise specifically provided herein, from and after the Discharge of First Lien Obligations until the Discharge of Second Lien Obligations has occurred, the Second Lien Collateral Agent and the Second Lien Secured Parties shall be entitled to deal with the Pledged or Controlled Collateral in accordance with the terms of the Second Lien Debt Documents without notice to the Third Lien Collateral Agent. The rights of the Third Lien Collateral Agent and the Third Lien Secured Parties with respect to the Pledged or Controlled Collateral shall at all times be subject to the terms of this Agreement.

(d) No Priority Secured Parties shall have any obligation whatsoever to any Second Lien Secured Party or Third Lien Secured Party to assure that any of the Pledged or Controlled Collateral is genuine or owned by the Credit Parties or to protect or preserve rights or benefits of any Person or any rights pertaining to the Collateral, except as expressly set forth in this Section 5.05. The duties or responsibilities of the Controlling Collateral Agent, under this Section 5.05 shall be limited solely to holding or controlling the Collateral and the related Liens referred to in paragraphs (a) and (b) of this Section 5.05 as sub-agent and gratuitous bailee for the other Collateral Agent(s) for purposes of perfecting the Lien held by the other Collateral Agent(s).

(e) The First Lien Collateral Agent shall not have by reason of the Second Lien Debt Documents, the Third Lien Debt Documents or this Agreement, or any other document, a fiduciary relationship in respect of any Second Lien Secured Party or any Third Lien Secured Party, and the Second Lien Collateral Agent, the Third Lien Collateral Agent, each Second Lien Representative, for itself and on behalf of each Second Lien Secured Party under its Second Lien Debt Facility, and each Third Lien Representative, on behalf of itself and each Third Lien Secured Party under its Third Lien Debt Facility, hereby waives and releases the First Lien Collateral Agent from all claims and liabilities arising pursuant to the First Lien Collateral Agent’s roles under this Section 5.05 as sub-agents and gratuitous bailees with respect to the Collateral.

(f) The Second Lien Collateral Agent shall not have by reason of the Third Lien Debt Documents or this Agreement, or any other document, a fiduciary relationship in respect of any Third Lien Secured Party, and the Third Lien Collateral Agent and each Third Lien Representative, for itself and on behalf of each Third Lien Secured Party under its Third Lien Debt Facility, hereby waives and releases the Second Lien Collateral Agent from all claims and liabilities arising pursuant to the Second Lien Collateral Agent’s roles under this Section 5.05 as sub-agents and gratuitous bailees with respect to the Collateral.

(g) Upon the Discharge of First Lien Obligations, the First Lien Collateral Agent shall, at Foresight’s sole cost and expense, (i) (A) deliver to the Second Lien Collateral Agent, all Collateral and Proceeds thereof held or controlled by the First Lien Collateral Agent or any of its agents or bailees, including the transfer of possession and control, as applicable, of the Pledged or Controlled Collateral, together with any necessary endorsements and notices to depositary banks, securities intermediaries and commodities intermediaries, and assign its rights under any landlord waiver or bailee’s letter or any similar agreement or arrangement granting it rights or access to Collateral, or (B) direct and deliver such Collateral as a court of competent jurisdiction may otherwise direct, and (ii) at the request of the Second Lien Collateral Agent, (A) notify any applicable insurance carrier that it is no longer entitled to be a loss payee or additional insured under the insurance policies of any Credit Party issued by such insurance carrier and (B) notify any governmental authority involved in any condemnation or similar proceeding involving any Credit Party that the Second Lien Collateral Agent is entitled to approve any awards granted in such proceeding. The Credit Parties shall take such further action as is required to effectuate the transfer contemplated hereby and shall indemnify each of the Collateral Agents and each Secured Party for loss or damage suffered by it as a result of such transfer, except for loss or damage suffered by any such Person as a result of its own willful misconduct or gross negligence. Neither the First Lien Collateral Agent nor any other First Lien Secured Party shall have any obligation to follow instructions from the Second Lien Collateral Agent, the Third Lien Collateral Agent or any other Second Lien Secured Party or Third Lien Secured Party in contravention of this Agreement. Neither the Second Lien Collateral Agent nor any other Second Lien Secured Party shall have any obligation to follow instructions from the Third Lien Collateral Agent or any other Third Lien Secured Party in contravention of this Agreement.

(h) Neither the First Lien Collateral Agent nor any of the other First Lien Secured Parties shall be required to marshal any present or future collateral security for any obligations of any Credit Party to the First Lien Collateral Agent or any First Lien Secured Party under the First

Lien Debt Documents or any assurance of payment in respect thereof, or to resort to such collateral security or other assurances of payment in any particular order, and all of their rights in respect of such collateral security or any assurance of payment in respect thereof shall be cumulative and in addition to all other rights, however existing or arising.

SECTION 5.06. When Discharge of Obligations Deemed To Not Have Occurred. Upon receipt of notice of a Refinancing of First Lien Obligations or Second Lien Obligations (including the identity of any new First Lien Collateral Agent or the Second Lien Collateral Agent, as applicable), each Person party hereto shall promptly (a) enter into such documents and agreements, including amendments or supplements to this Agreement, as Foresight or such new Collateral Agent shall reasonably request in writing in order to provide the new First Lien Collateral Agent or the Second Lien Collateral Agent, as applicable the rights of a the First Lien Collateral Agent or Second Lien Collateral Agent, as applicable contemplated hereby, (b) to the extent that such Refinancing is in respect of the First Lien Obligations, deliver to such First Lien Collateral Agent or, to the extent that the Discharge of First Lien Obligations has occurred and such Refinancing is in respect of the Second Lien Obligations, such Second Lien Collateral Agent, to the extent that it is legally permitted to do so, all Collateral and Proceeds thereof held or controlled by the Second Lien Collateral Agent, Third Lien Collateral Agent or any of their respective agents or bailees (to the extent applicable), including the transfer of possession and control, as applicable, of the Pledged or Controlled Collateral, together with any necessary endorsements and notices to depositary banks, securities intermediaries and commodities intermediaries, and assign its rights under any landlord waiver or bailee’s letter or any similar agreement or arrangement granting it rights or access to Collateral, (c) notify any applicable insurance carrier that it is no longer entitled to be a loss payee or additional insured under the insurance policies of any Guarantor issued by such insurance carrier and (d) notify any governmental authority involved in any condemnation or similar proceeding involving any Credit Party that the new First Lien Collateral Agent or Second Lien Collateral Agent, as applicable, is entitled to approve any awards granted in such proceeding; provided that any reasonable costs or other expenses (including fees, expenses and disbursements of legal counsel) incurred in connection with clauses (a) to (d) above shall be the exclusive responsibility of the Credit Parties.

SECTION 5.07. Purchase Right. Without prejudice to the enforcement of the First Lien Secured Parties’ remedies, the First Lien Secured Parties agree that following (a) the occurrence and during the continuation of an Event of Default (as defined in the First Lien Credit Agreement without giving effect to any amendment thereto during the continuation of such Event of Default) under any First Lien Debt Document or (b) the commencement of an Insolvency or Liquidation Proceeding (each of clauses (a) and (b), a “Purchase Event”), within thirty (30) days of the Purchase Event (provided that, in the case of clause (a) of the definition of “Purchase Event”, such 30-day period shall be deemed to have commenced upon the occurrence of an Event of Default under any First Lien Debt Document but the expiration of such 30-day period shall be tolled until such time as the Second Lien Collateral Agent receives written notice of such Event of Default from any Person (a “Purchase Event Notice”), at which time such 30-day period shall reset and commence), the Required Second Lien Debtholders (as defined in the Second Lien Collateral Trust Agreement) may request (provided that after fifteen (15) days of the Purchase Event, one or more of the Second Lien Secured Parties may request), and the First Lien Secured Parties hereby offer such Persons the option to purchase all, but not less than all, of the aggregate amount of outstanding First Lien Obligations (including unfunded commitments under any First Lien Debt Document) outstanding at the time of purchase, at par, and, in the case of any First Lien Obligations under any Secured Hedge Agreement or Permitted Secured Commodity Swap Contract, the amount that would be payable by the relevant Credit Party thereunder if such Credit Party were to terminate such Secured Hedge Agreement and/or Permitted Secured Commodity Swap Contract on the date of the purchase or, if not terminated an amount determined by the relevant First Lien Secured Party to be necessary to collateralize its credit risk arising out of such agreement and, if applicable, the Cash Collateral to be furnished to the First Lien Secured Parties providing Letters of Credit under the First Lien Debt Documents in such amounts (not to exceed 105% thereof) as such First Lien Secured Party determines is reasonably necessary to secure such First Lien Secured Party in connection with any such outstanding and undrawn letters of credit), without warranty or representation or recourse (except for representations and warranties required to be made by assigning lenders pursuant to the Assignment and Assumption (as such term is defined in the First Lien Credit Agreement)), but, in each case, excluding any early termination fee, prepayment premium, prepayment fee or other similar fee payable pursuant to the First Lien Debt Documents. If such right is exercised, the parties shall endeavor to close promptly thereafter but in any event within ten (10) Business Days of the request. If one or more of the Second Lien Secured Parties exercise such purchase right, it shall be exercised pursuant to customary Loan Syndications & Trading Association documentation and terms. If none of the Second Lien Secured Parties exercise such right, the First Lien Secured Parties shall have no further obligations pursuant to this Section 5.07 for such Purchase Event and may take any further actions in their sole discretion in accordance with the First Lien Debt Documents and this Agreement. Each First Lien Secured Party will retain all rights to indemnification provided in the relevant First Lien Debt Document for all claims relating to period prior to the purchase of the First Lien Obligations pursuant to this Section 5.07.

SECTION 5.08. No Interference. (a) Prior to the Discharge of First Lien Priority Obligations, the Second Lien Collateral Agent, each Second Lien Representative, for itself and on behalf of each Second Lien Secured Party under its Second Lien Debt Facility, hereby agrees that it and each of the other Second Lien Secured Parties will not support, take or cause to be taken any action the purpose or effect of which is, or reasonably could be expected, to make any Lien on the Collateral securing the Second Lien Obligations pari passu with, or give any Second Lien Secured Party any preference or priority on account of its Second Lien Obligations relative to, any Lien on the Collateral or any part thereof securing the First Lien Priority Obligations.

(b) After the Discharge of First Lien Priority Obligations and prior to the Discharge of Second Lien Priority Obligations, the First Lien Collateral Agent, each First Lien Representative, for itself and on behalf of each First Lien Secured Party under its First Lien Debt Facility, hereby agrees that it and each of the other First Lien Secured Parties will not support, take or cause to be taken any action the purpose or effect of which is, or reasonably could be expected, to make any Lien on the Collateral securing the Excess First Lien Obligations pari passu with, or give any First Lien Secured Party any preference or priority on account of its Excess First Lien Obligations relative to, any Lien on the Collateral or any part thereof securing the Second Lien Priority Obligations.

(c) After the Discharge of First Lien Priority Obligations and the Discharge of Second Lien Priority Obligations and prior to the Discharge of Excess First Lien Obligations, the

Second Lien Collateral Agent, each Second Lien Representative, for itself and on behalf of each Second Lien Secured Party under its Second Lien Debt Facility, hereby agrees that it and each of the other Second Lien Secured Parties will not support, take or cause to be taken any action the purpose or effect of which is, or reasonably could be expected, to make any Lien on the Collateral securing the Excess Second Lien Obligations pari passu with, or give any Second Lien Secured Party any preference or priority on account of its Excess Second Lien Obligations relative to, any Lien on the Collateral or any part thereof securing the Excess First Lien Obligations.

(d) Prior to the Discharge of First Lien Obligations and the Discharge of Second Lien Obligations, the Third Lien Collateral Agent, each Third Lien Representative, for itself and on behalf of each Third Lien Secured Party under its Third Lien Debt Facility, hereby agrees that it and each of the other Third Lien Secured Parties will not support, take or cause to be taken any action the purpose or effect of which is, or reasonably could be expected, to make any Lien on the Collateral securing the Third Lien Obligations pari passu with, or give any Third Lien Secured Party any preference or priority on account of its Third Lien Obligations relative to, any Lien on the Collateral or any part thereof securing the First Lien Obligations or the Second Lien Obligations.

(e) Prior to the Discharge of First Lien Obligations, the Second Lien Collateral Agent, the Third Lien Collateral Agent, each Second Lien Representative, for itself and on behalf of each Second Lien Secured Party under its Second Lien Debt Facility, and each Third Lien Representative, on behalf of itself and each Third Lien Secured Party under its Third Lien Debt Facility, hereby agrees that it and each of the other Second Lien Secured Parties and Third Lien Secured Parties, as applicable:

(i) will not challenge or question in any proceeding the validity or enforceability of any First Lien Obligations or First Lien Debt Document, or the validity or enforceability of the priorities, rights or duties established by the provisions of this Agreement;

(ii) will not assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or claim the benefit of any marshalling, appraisal, valuation or other similar right that may be available under applicable law with respect to the Collateral;

(iii) will not institute any suit or assert in any suit or Insolvency or Liquidation Proceeding any claim against the First Lien Collateral Agent or other First Lien Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise with respect to, and neither the First Lien Collateral Agent nor any other First Lien Secured Party shall be liable for, any action taken or omitted to be taken by the First Lien Collateral Agent or other First Lien Secured Party with respect to any Collateral;

(iv) will not seek, and hereby waives any right, to have any Collateral or any part thereof marshaled upon any foreclosure or other disposition of such Collateral or support, take or cause to be taken any action that could otherwise reasonably be expected to result in an impairment of the Administrative Agent’s, the First Lien Collateral Agent’s or any of the First Lien Secured Party’s rights or interests under the First Lien Credit Agreement, the First Lien Collateral Documents, and this Agreement; and

(v) will not attempt, directly or indirectly, whether by judicial proceedings or otherwise, to challenge the enforceability of any provision of this Agreement.

(f) Prior to the Discharge of Second Lien Obligations, the Third Lien Collateral Agent and each Third Lien Representative, on behalf of itself and each Third Lien Secured Party under its Third Lien Debt Facility, hereby agrees that it and each of the other Third Lien Secured Parties:

(i) will not challenge or question in any proceeding the validity or enforceability of any Second Lien Obligations or Second Lien Debt Document, or the validity or enforceability of the priorities, rights or duties established by the provisions of this Agreement;

(ii) will not assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or claim the benefit of any marshalling, appraisal, valuation or other similar right that may be available under applicable law with respect to the Collateral;

(iii) will not institute any suit or assert in any suit or Insolvency or Liquidation Proceeding any claim against the Second Lien Collateral Agent or other Second Lien Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise with respect to, and neither the Second Lien Collateral Agent nor any other Second Lien Secured Party shall be liable to any of the Third Lien Secured Parties for, any action taken or omitted to be taken by the Second Lien Collateral Agent or other Second Lien Secured Party with respect to any Collateral;

(iv) will not seek, and hereby waives any right, to have any Collateral or any part thereof marshaled upon any foreclosure or other disposition of such Collateral or support, take or cause to be taken any action that could otherwise reasonably be expected to result in an impairment of the Second Lien Collateral Agent’s or any other Second Lien Secured Party’s s rights or interests under any Second Lien Debt Document and this Agreement; and

(v) will not attempt, directly or indirectly, whether by judicial proceedings or otherwise, to challenge the enforceability of any provision of this Agreement.

ARTICLE VI

Insolvency or Liquidation Proceedings.

SECTION 6.01. Financing Issues. (a) Until the Discharge of First Lien Priority Obligations has occurred, if any Credit Party shall be subject to any Insolvency or Liquidation Proceeding and the First Lien Collateral Agent or any other First Lien Secured Party shall desire to consent (or not object) to the use or lease of cash or other Collateral or to consent (or not object) to any Credit Party’s obtaining financing under Section 363 or Section 364 of the Bankruptcy Code or any similar provision of any other Bankruptcy Law (“DIP Financing”), then the Second Lien Collateral Agent, the Third Lien Collateral Agent, each Second Lien Representative, for itself and on behalf of each Second Lien Secured Party under its Second Lien Debt Facility, and each Third Lien Representative, on behalf of itself and each Third Lien Secured Party under its Third Lien Debt Facility, each agrees that it will raise no objection to and will not otherwise contest (i) such use or lease of such cash or other Collateral, unless the First Lien Collateral Agent or any other First Lien Secured Party shall oppose or object to such use or lease of such Collateral (in which case, no Second Lien Secured Party or Third Lien Secured Party shall seek any relief in connection therewith that is inconsistent with the relief being sought by the First Lien Secured Parties), (ii) such DIP Financing, unless the First Lien Collateral Agent or any other First Lien Secured Party shall oppose or object to such DIP Financing and, to the extent the Liens securing any First Lien Obligations are subordinated or pari passu with such DIP Financing, will subordinate (and will be deemed hereunder to have subordinated) its Liens in the Collateral to (A) such DIP Financing (and all obligations relating thereto) on the same basis as the Liens securing the Second Lien Obligations or Third Lien Obligations, as applicable, are so subordinated to Liens securing First Lien Obligations under this Agreement, (B) any adequate protection Liens provided to the First Lien Secured Parties, and (C) any “carve-out” for professional and United States Trustee fees agreed to by the First Lien Secured Parties; provided that, in the case of this clause (ii), the outstanding principal amount of any such DIP Financing, plus the unfunded commitments under such DIP Financing, does not exceed an amount equal to (A) the amount of any First Lien Obligations outstanding immediately prior to such Insolvency or Liquidation Proceeding that constitute First Lien Priority Obligations pursuant to clause (i) of the definition of Maximum First Lien Debt Amount and that are Refinanced or “rolled-up” with the proceeds of such DIP Financing plus (B) 15% of the First Lien Obligations outstanding immediately prior to such Insolvency or Liquidation Proceeding that constitute First Lien Priority Obligations pursuant to clause (i) of the definition of Maximum First Lien Debt Amount plus (C) $15.0 million solely to pay the costs and expenses of any Credit Party incurred in connection with the retention of professionals and the payment of adequate protection (this proviso, the “DIP Cap”) (provided that the DIP Cap shall not apply to any Credit Party’s DIP Financing that is incurred at a time when neither any Second Lien Exchangeable PIK Notes nor any Second Lien Secured Notes, in each case outstanding as of the Closing Date (plus interest paid-in-kind in respect thereof after the Closing Date), remain outstanding) or (iii) any motion for relief from the automatic stay or from any injunction against foreclosure or enforcement in respect of First Lien Obligations made by any the First Lien Collateral Agent or any other First Lien Secured Party; provided that, in the case of the foregoing clauses (i) and (ii), (x) such DIP Financing or use of cash or other Collateral does not compel any Credit Party to seek confirmation of a specific plan of reorganization, (y) the Credit Parties shall have (A) complied with all applicable statutory notice requirements under Bankruptcy Law and provided the Second Lien Secured Parties with a reasonable time period to review and comment on the definitive documentation for the DIP Financing or the cash collateral order (or equivalent) or (B) if Bankruptcy Law does not provide for any such statutory notice periods in connection with such DIP Financing or use of cash or other Collateral, the Credit Parties shall have used reasonable efforts to notify the Second Lien Secured Parties of the date of the hearing to approve such DIP Financing or cash collateral order (or equivalent) and commercially reasonable efforts to provide to the Second Lien Secured Parties drafts of the definitive documentation for the DIP Financing or the cash collateral order (or equivalent) at least three (3) days in advance thereof and (z) the Second Lien Secured Parties and the Third Lien Secured Parties may request adequate protection in accordance with Section 6.03. No Second Lien Secured Party nor Third Lien Secured Party may provide DIP Financing to any Credit Party secured by Liens equal or senior in priority to the Liens securing any First Lien Priority Obligations. If no First Lien Secured Party offers to provide DIP Financing to the extent permitted under this Section 6.01 after the Credit Parties provide the First Lien Secured Parties with an opportunity to provide such DIP Financing (and consult with the First Lien Secured Parties for a reasonable period of time with respect to such DIP Financing), then a Second Lien Secured Party or, subject to clause (b) below, a Third Lien Secured Party, may seek to provide such DIP Financing secured by Liens junior in priority to the Liens securing any First Lien Priority Obligations (and in the case of any such DIP Financing provided by a Third Lien Secured Party, secured by Liens junior in priority to the Liens securing the Second Lien Obligations), and First Lien Secured Parties may object thereto; provided, further, that such DIP Financing may not “roll-up” or otherwise include or refinance any pre-petition Second Lien Obligations unless the Discharge of First Lien Priority Obligations occurs immediately upon the initial closing thereof or Third Lien Obligations. Notwithstanding anything in this Agreement to the contrary, if one or more Second Lien Secured Parties desires to provide DIP Financing to any of the Credit Parties, the First Lien Secured Parties shall not object to or contest such DIP Financing so long as such DIP Financing results in the Discharge of First Lien Priority Obligations immediately upon consummation of such DIP Financing.

(b) From and after the Discharge of First Lien Obligations until the Discharge of Second Lien Obligations has occurred, if any Credit Party shall be subject to any Insolvency or Liquidation Proceeding and the Second Lien Collateral Agent or any other Second Lien Secured Party shall desire to consent (or not object) to the use or lease of cash or other Collateral or to consent (or not object) to any Credit Party’s obtaining DIP Financing, then the Third Lien Collateral Agent and each Third Lien Representative, on behalf of itself and each Third Lien Secured Party under its Third Lien Debt Facility, each agrees that it will raise no objection to and will not otherwise contest (i) such use or lease of such cash or other Collateral, unless the Second Lien Collateral Agent or any other Second Lien Secured Party shall oppose or object to such use or lease of such Collateral (in which case, no Third Lien Secured Party shall seek any relief in connection therewith that is inconsistent with the relief being sought by the Second Lien Secured Parties), (ii) such DIP Financing, unless the Second Lien Collateral Agent or any other Second Lien Secured Party shall oppose or object to such DIP Financing and, to the extent the Liens securing any Second Lien Obligations are subordinated or pari passu with such DIP Financing, will subordinate (and will be deemed hereunder to have subordinated) its Liens in the Collateral to (A) such DIP Financing (and all obligations relating thereto) on the same basis as the Liens securing the Third Lien Obligations are so subordinated to Liens securing Second Lien Obligations under this Agreement, (B) any adequate protection Liens provided to the First Lien Secured Parties, and (C) any “carve-out” for professional and United States Trustee fees agreed to by the First Lien Secured Parties or (iii) any motion for relief from the automatic stay or from any injunction against foreclosure or enforcement in respect of Second Lien Obligations made by any the First Lien Collateral Agent or any other First Lien Secured Party; provided that, in the case of the foregoing clauses (i) and (ii), (x) such DIP Financing or use of cash or other Collateral does not compel any Credit Party to seek confirmation of a specific plan of reorganization, (y) the Credit Parties shall have (A) complied with all applicable statutory notice requirements under Bankruptcy Law and provided the Third Lien Secured Parties with a reasonable time period to review and comment on the definitive documentation for the DIP Financing or the cash collateral order (or equivalent) or (B) if Bankruptcy Law does not provide for any such statutory notice periods in connection with such DIP Financing or use of cash or other Collateral, the Credit Parties shall have used reasonable efforts to notify the Third Lien Secured Parties of the date of the hearing to approve such DIP Financing or cash collateral order (or equivalent) and commercially reasonable efforts to provide to the Third Lien Secured Parties drafts of the definitive documentation for the DIP Financing or the cash collateral order (or equivalent) at least three (3) days in advance thereof and (z) the Third Lien Secured Parties may request adequate protection in accordance with Section 6.03. No Third Lien Secured Party may provide DIP Financing to any Credit Party secured by Liens equal or senior in priority to the Liens securing any Second Lien Obligations.

SECTION 6.02. Relief from the Automatic Stay. Until the Discharge of First Lien Obligations has occurred, the Second Lien Collateral Agent, the Third Lien Collateral Agent, each Second Lien Representative, for itself and on behalf of each Second Lien Secured Party under its Second Lien Debt Facility, and each Third Lien Representative, on behalf of itself and each Third Lien Secured Party under its Third Lien Debt Facility, each agrees that none of them shall seek relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding or take any action in derogation thereof, in each case in respect of any Collateral, without the prior written consent of the Required First Lien Secured Parties. From and after the Discharge of First Lien Obligations until the Discharge of Second Lien Obligations has occurred, the Third Lien Collateral Agent and each Third Lien Representative, for itself and on behalf of each Third Lien Secured Party under its Third Lien Debt Facility, each agrees that none of them shall seek relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding or take any action in derogation thereof, in each case in respect of any Collateral, without the prior written consent of the Second Lien Collateral Agent.

SECTION 6.03. Adequate Protection. (a) The Second Lien Collateral Agent, the Third Lien Collateral Agent, each Second Lien Representative, for itself and on behalf of each Second Lien Secured Party under its Second Lien Debt Facility, and each Third Lien Representative, on behalf of itself and each Third Lien Secured Party under its Third Lien Debt Facility, each agrees that none of them shall (i) object, contest or support any other Person objecting to or contesting (A) any request by the First Lien Collateral Agent or any other First Lien Secured Party for adequate protection, (B) any objection by the First Lien Collateral Agent or any First Lien Secured Party to any motion, relief, action or proceeding based on any First Lien Secured Party’s claiming a lack of adequate protection or (C) the payment of interest, fees, expenses or other amounts of the First Lien Collateral Agent or any other First Lien Secured Party under Section 506(b) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law or (ii) assert or support any claim for costs or expenses of preserving or disposing of any Collateral under Section 506(c) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law.

(b) The Third Lien Collateral Agent and each Third Lien Representative, for itself and on behalf of each Third Lien Secured Party under its Third Lien Debt Facility, each agrees that none of them shall (i) object, contest or support any other Person objecting to or contesting (A) any request by the Second Lien Collateral Agent or any other Second Lien Secured Party for adequate protection, (B) any objection by the Second Lien Collateral Agent or any Second Lien

Secured Party to any motion, relief, action or proceeding based on any Second Lien Secured Party’s claiming a lack of adequate protection or (C) the payment of interest, fees, expenses or other amounts of the Second Lien Collateral Agent or any other Second Lien Secured Party under Section 506(b) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law or (ii) assert or support any claim for costs or expenses of preserving or disposing of any Collateral under Section 506(c) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law.

(c) Notwithstanding anything contained in this Section 6.03 or in Section 6.01, in any Insolvency or Liquidation Proceeding, (x) if the First Lien Secured Parties (or any subset thereof) are granted adequate protection in the form of additional collateral or superpriority claims in connection with any DIP Financing or use of cash collateral under Section 363 or 364 of the Bankruptcy Code or any similar provision of any other Bankruptcy Law, then each Second Lien Representative, for itself and on behalf of each Second Lien Secured Party under its Second Lien Debt Facility, and each Third Lien Representative, on behalf of itself and each Third Lien Secured Party under its Third Lien Debt Facility, may seek or request adequate protection in the form of a replacement Lien or superpriority claim or both on such additional collateral, which (i) Lien is subordinated to the Liens securing all First Lien Obligations, and in the case of the Third Lien Secured Parties and any Third Lien Debt Facility, all Second Lien Obligations, and such DIP Financing (and all obligations relating thereto), on the same basis as the other Liens securing the Second Lien Obligations or Third Lien Obligations, as applicable, are so subordinated to the Liens securing First Lien Obligations and Second Lien Obligations under this Agreement and (ii) superpriority claim is subordinated to all superpriority claims of the First Lien Secured Parties and, in the case of the claims of the Third Lien Secured Parties, the Second Lien Secured Parties, on the same basis as the other claims of the Second Lien Secured Parties and/or the Third Lien Secured Parties, as applicable are so subordinated to the claims of the First Lien Secured Parties and Second Lien Obligations under this Agreement and, in each case, subject to any carve-out agreed to by the First Lien Secured Parties and (y) if the First Lien Collateral Agent and the other First Lien Secured Parties are provided with adequate protection in the form of the payment of professional fees and professional expenses under Section 506(b) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law, the Second Lien Collateral Agent and the other Second Lien Secured Parties may request the same.

(d) In the event each Second Lien Representative, for itself or on behalf of the Second Lien Secured Parties under its Second Lien Debt Facilities, as otherwise permitted herein, seeks or requests adequate protection and such adequate protection is granted (in each instance, to the extent such grant is otherwise permissible under the terms and conditions of this Agreement) in the form of additional or replacement collateral, then such Second Lien Representative, for itself and on behalf of each Second Lien Secured Party under its Second Lien Debt Facilities, as otherwise permitted herein, agrees that the First Lien Collateral Agent shall also be granted a Lien on such additional or replacement collateral as security for the First Lien Obligations and any such DIP Financing and that any Lien on such additional or replacement collateral securing the Second Lien Obligations shall be subordinated to the Liens on such collateral securing the First Lien Obligations and any such DIP Financing (and all obligations relating thereto) and any other Liens granted to the First Lien Secured Parties as adequate protection on the same basis as the other Liens securing the Second Lien Obligations are so subordinated to such Liens securing First Lien Obligations under this Agreement (and, to the extent the First Lien Secured Parties are not granted such adequate protection in such form, any amounts recovered by or distributed to any Second Lien Secured Party pursuant to or as a result of any Lien on such additional or replacement collateral so granted to the Second Lien Secured Parties shall be subject to Section 4.02).

(e) In the event any Third Lien Representative, for itself or on behalf of the Third Lien Secured Parties under its Third Lien Debt Facilities, as otherwise permitted herein, seeks or requests adequate protection and such adequate protection is granted (in each instance, to the extent such grant is otherwise permissible under the terms and conditions of this Agreement) in the form of additional or replacement collateral, then such Third Lien Representative, for itself and on behalf of each Third Lien Secured Party under its Third Lien Debt Facilities, agrees that the First Lien Collateral Agent and the Second Lien Collateral Agent shall also be granted a senior Lien on such additional or replacement collateral as security for the First Lien Obligations and the Second Lien Obligations and any such DIP Financing and that any Lien on such additional or replacement collateral securing the Third Lien Obligations shall be subordinated to the Liens on such collateral securing the First Lien Obligations, the Second Lien Obligations and any such DIP Financing (and all obligations relating thereto) and any other Liens granted to the First Lien Secured Parties and the Second Lien Secured Parties as adequate protection on the same basis as the other Liens securing the Third Lien Obligations are so subordinated to such Liens securing First Lien Obligations and the Second Lien Obligations, as applicative, under this Agreement (and, to the extent the First Lien Secured Parties or Second Lien Secured Parties are not granted such adequate protection in such form, any amounts recovered by or distributed to any Third Lien Secured Party pursuant to or as a result of any Lien on such additional or replacement collateral so granted to the Third Lien Secured Parties shall be subject to Section 4.02).

(f) In the event any Second Lien Representative, for itself or on behalf of the Second Lien Secured Parties under its Second Lien Debt Facilities, seeks or requests adequate protection and such adequate protection is granted (in each instance, to the extent such grant is otherwise permissible under the terms and conditions of this Agreement) in the form of a superpriority claim, then such Second Lien Representative, for itself and on behalf of each Second Lien Secured Party under its Second Lien Debt Facilities, agrees that the First Lien Collateral Agent may also seek adequate protection in the form of a superpriority claim and that no Second Lien Secured Party shall contest the granting of such adequate protection in such form, which superpriority claim shall be senior to the superpriority claim of the Second Lien Secured Parties (and, to the extent the First Lien Secured Parties are not granted such adequate protection in such form, any amounts recovered by or distributed to any Second Lien Secured Party pursuant to or as a result of any such superpriority claim so granted to the Second Lien Secured Parties shall be subject to Section 4.02).

(g) In the event the Third Lien Collateral Agent (on behalf of any of the Third Lien Secured Parties) or any Third Lien Representative, for itself or on behalf of the Third Lien Secured Parties under its Third Lien Debt Facilities, seeks or requests adequate protection and such adequate protection is granted (in each instance, to the extent such grant is otherwise permissible under the terms and conditions of this Agreement) in the form of a superpriority claim, then the Third Lien Collateral Agent and each Third Lien Representative, for itself and on behalf of each Third Lien Secured Party under its Third Lien Debt Facilities, each agrees that the

First Lien Collateral Agent, the Second Lien Collateral Agent, the other First Lien Secured Parties and the other Second Lien Secured Parties may also seek adequate protection in the form of a superpriority claim and that no Third Lien Secured Party shall contest the granting of such adequate protection in such form, which superpriority claim shall be senior to the superpriority claim of the Third Lien Secured Parties (and, to the extent the First Lien Secured Parties or Second Lien Secured Parties are not granted such adequate protection in such form, any amounts recovered by or distributed to any Third Lien Secured Party pursuant to or as a result of any such superpriority claim so granted to the Third Lien Secured Parties shall be subject to Section 4.02).

SECTION 6.04. Reinstatement. (a) If any First Lien Secured Party is required in any Insolvency or Liquidation Proceeding or otherwise to disgorge, turn over or otherwise pay any amount in respect of First Lien Priority Obligations to the estate of any Credit Party (or any trustee, receiver or similar Person therefor), because the payment of such amount is declared to be subordinated (equitably or otherwise), set aside, avoided, invalidated, disallowed, fraudulent or preferential in any respect or for any other reason, any amount (a “First Lien Priority Obligations Recovery”), whether received as proceeds of security, enforcement of any right of setoff or otherwise, then the First Lien Priority Obligations shall be reinstated to the extent of such First Lien Priority Obligations Recovery and deemed to be outstanding as if such payment had not occurred and the First Lien Secured Parties shall be entitled to all of the benefits of this Agreement until a Discharge of First Lien Priority Obligations with respect to all such recovered amounts. If this Agreement shall have been terminated prior to such First Lien Priority Obligations Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto. The Second Lien Collateral Agent, the Third Lien Collateral Agent, each Second Lien Representative, for itself and on behalf of each Second Lien Secured Party under its Second Lien Debt Facility, and each Third Lien Representative, on behalf of itself and each Third Lien Secured Party under its Third Lien Debt Facility, each hereby agrees that if a First Lien Priority Obligations Recovery shall have occurred, to promptly pay or remit to the First Lien Collateral Agent in respect of First Lien Priority Obligations any payment or distribution received by it in respect of any Collateral prior to such First Lien Priority Obligations Recover until the Discharge of First Lien Priority Obligations shall have occurred and that no Second Lien Secured Party nor any Third Lien Secured Party shall be entitled to benefit from any avoidance action or other recovery affecting or otherwise relating to any distribution or allocation made in accordance with this Agreement, whether by preference or otherwise, it being understood and agreed that the benefit of such avoidance action otherwise allocable to them shall instead be allocated and turned over for application in accordance with the priorities set forth in this Agreement.

(b) If, after the Discharge of First Lien Priority Obligations shall have occurred, any Second Lien Secured Party is required in any Insolvency or Liquidation Proceeding or otherwise to disgorge, turn over or otherwise pay any amount in respect of Second Lien Priority Obligations to the estate of any Credit Party (or any trustee, receiver or similar Person therefor), because the payment of such amount is declared to be subordinated (equitably or otherwise), set aside, avoided, invalidated, disallowed, fraudulent or preferential in any respect or for any other reason, any amount (a “Second Lien Priority Obligations Recovery”), whether received as proceeds of security, enforcement of any right of setoff or otherwise, then the Second Lien Priority Obligations shall be reinstated to the extent of such Second Lien Priority Obligations

Recovery and deemed to be outstanding as if such payment had not occurred and the Second Lien Secured Parties shall be entitled to all of the benefits of this Agreement until a Discharge of Second Lien Priority Obligations with respect to all such recovered amounts. If this Agreement shall have been terminated prior to such Second Lien Priority Obligations Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto. The First Lien Collateral Agent, the Third Lien Collateral Agent, each First Lien Representative, for itself and on behalf of each First Lien Secured Party under its First Lien Debt Facility, and each Third Lien Representative, on behalf of itself and each Third Lien Secured Party under its Third Lien Debt Facility, each hereby agrees that if a Second Lien Priority Obligations Recovery shall have occurred, to promptly pay or remit to the Second Lien Collateral Agent in respect of Second Lien Priority Obligations any payment or distribution received by it in respect of any Collateral prior to such Second Lien Priority Obligations Recover until the Discharge of Second Lien Priority Obligations shall have occurred and that no First Lien Secured Party nor any Third Lien Secured Party shall be entitled to benefit from any avoidance action or other recovery affecting or otherwise relating to any distribution or allocation made in accordance with this Agreement, whether by preference or otherwise, it being understood and agreed that the benefit of such avoidance action otherwise allocable to them shall instead be allocated and turned over for application in accordance with the priorities set forth in this Agreement.

(c) If, after the Discharge of First Lien Priority Obligations and the Discharge of Second Lien Priority Obligations shall have occurred, any First Lien Secured Party is required in any Insolvency or Liquidation Proceeding or otherwise to disgorge, turn over or otherwise pay any amount in respect of Excess First Lien Obligations to the estate of any Credit Party (or any trustee, receiver or similar Person therefor), because the payment of such amount is declared to be subordinated (equitably or otherwise), set aside, avoided, invalidated, disallowed, fraudulent or preferential in any respect or for any other reason, any amount (an “Excess First Lien Obligations Recovery”), Excess First Lien Obligations shall be reinstated to the extent of such Excess First Lien Obligations Recovery and deemed to be outstanding as if such payment had not occurred and the First Lien Secured Parties shall be entitled to all of the benefits of this Agreement until a Discharge of Excess First Lien Obligations with respect to all such recovered amounts. If this Agreement shall have been terminated prior to such Excess First Lien Obligations Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto. The Second Lien Collateral Agent, the Third Lien Collateral Agent, each Second Lien Representative, for itself and on behalf of each Second Lien Secured Party under its Second Lien Debt Facility, and each Third Lien Representative, on behalf of itself and each Third Lien Secured Party under its Third Lien Debt Facility, each hereby agrees that if an Excess First Lien Obligations Recovery shall have occurred, to promptly pay or remit to the First Lien Collateral Agent in respect of Excess First Lien Obligations any payment or distribution received by it in respect of any Collateral prior to such Excess First Lien Obligations Recovery until the Discharge of Excess First Lien Obligations shall have occurred and that no Second Lien Secured Party nor any Third Lien Secured Party shall be entitled to benefit from any avoidance action or other recovery affecting or otherwise relating to any distribution or allocation made in accordance with this Agreement, whether by preference or otherwise, it being understood and agreed that the benefit of such avoidance action otherwise allocable to them shall instead be allocated and turned over for application in accordance with the priorities set forth in this Agreement.

(d) If, after the Discharge of First Lien Obligations and the Discharge of Second Lien Priority Obligations shall have occurred, any Second Lien Secured Party is required in any Insolvency or Liquidation Proceeding or otherwise to disgorge, turn over or otherwise pay any amount in respect of Excess Second Lien Obligations to the estate of any Credit Party (or any trustee, receiver or similar Person therefor), because the payment of such amount is declared to be subordinated (equitably or otherwise), set aside, avoided, invalidated, disallowed, fraudulent or preferential in any respect or for any other reason, any amount (an “Excess Second Lien Obligations Recovery”), Excess Second Lien Obligations shall be reinstated to the extent of such Excess Second Lien Obligations Recovery and deemed to be outstanding as if such payment had not occurred and the Second Lien Secured Parties shall be entitled to all of the benefits of this Agreement until a Discharge of Excess Second Lien Obligations with respect to all such recovered amounts. If this Agreement shall have been terminated prior to such Excess Second Lien Obligations Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto. The Second Lien Collateral Agent, the Third Lien Collateral Agent, each Second Lien Representative, for itself and on behalf of each Second Lien Secured Party under its Second Lien Debt Facility, and each Third Lien Representative, on behalf of itself and each Third Lien Secured Party under its Third Lien Debt Facility, each hereby agrees that if an Excess Second Lien Obligations Recovery shall have occurred, to promptly pay or remit to the Second Lien Collateral Agent in respect of Excess Second Lien Obligations any payment or distribution received by it in respect of any Collateral prior to such Excess Second Lien Obligations Recovery until the Discharge of Excess Second Lien Obligations shall have occurred and that no Third Lien Secured Party shall be entitled to benefit from any avoidance action or other recovery affecting or otherwise relating to any distribution or allocation made in accordance with this Agreement, whether by preference or otherwise, it being understood and agreed that the benefit of such avoidance action otherwise allocable to them shall instead be allocated and turned over for application in accordance with the priorities set forth in this Agreement.

SECTION 6.05. Separate Grants of Security and Separate Classifications/Voting. (a) The Second Lien Collateral Agent, the Third Lien Collateral Agent each Second Lien Representative, for itself and on behalf of each Second Lien Secured Party under its Second Lien Debt Facility, and each Third Lien Representative, on behalf of itself and each Third Lien Secured Party under its Third Lien Debt Facility, each acknowledges and agrees that (i) the grants of Liens by the Credit Parties pursuant to the First Lien Collateral Documents, the Second Lien Collateral Documents and the Third Lien Collateral Documents constitute three separate and distinct grants of Liens and (ii) because of, among other things, their differing rights in the Collateral, (A) the Second Lien Obligations and the Third Lien Obligations are fundamentally different from the First Lien Obligations and must be separately classified in any plan proposed or adopted in an Insolvency or Liquidation Proceeding and (B) the Third Lien Obligations are fundamentally different from the Second Lien Obligations and must be separately classified in any plan proposed or adopted in any Insolvency or Liquidation Proceeding.

(b) If it is held that any claims of the First Lien Secured Parties, the Second Lien Secured Parties and/or the Third Lien Secured Parties in respect of the Collateral constitute a single class of claims (rather than separate classes of senior and junior secured claims), then the Second Lien Collateral Agent, the Third Lien Collateral Agent, each Second Lien Representative, for itself and on behalf of each Second Lien Secured Party under its Second Lien Debt Facility, and each Third Lien Representative, on behalf of itself and each Third Lien Secured Party under its Third Lien Debt Facility, hereby acknowledge and agree that all distributions of Collateral and Proceeds shall be made pursuant to Article IV as if there were three (3) separate classes of senior and junior secured claims against the Guarantors in respect of the Collateral.

(c) The Second Lien Collateral Agent and each Second Lien Representative, on behalf of itself and each Second Lien Secured Party under its Second Lien Debt Facility, each agrees that, no Second Lien Secured Party shall propose, support or vote in favor of any plan that (x) impairs the repayment of the First Lien Obligations in full in cash (with impairment to be determined under Section 1124 of the Bankruptcy Code), unless any such plan is proposed, supported or accepted by the number and amount of First Lien Secured Parties required under Section 1126(d) of the Bankruptcy Code or (y) is inconsistent with the priorities of this Agreement, unless any such plan is proposed, supported or accepted by the number and amount of First Lien Secured Parties required under Section 1126(d) of the Bankruptcy Code or such plan contemplates the repayment of the First Lien Obligations in full in cash.

(d) The Third Lien Collateral Agent and each Third Lien Representative, on behalf of itself and each Third Lien Secured Party under its Third Lien Debt Facility, each agrees that no Third Lien Secured Party shall propose, support or vote in favor of any plan with respect to any Credit Party that does not result in (i) the satisfaction in full in cash of the First Lien Obligations, other than with the prior written consent of the First Lien Collateral Agent or to the extent any such plan is proposed, supported or approved by the number and amount of First Lien Secured Parties required under Section 1126(d) of the Bankruptcy Code and (ii) the satisfaction in full in cash of the Second Lien Obligations prior to any distribution in respect of the Third Lien Obligations, other than with the prior written consent of the Second Lien Collateral Agent or to the extent any such plan is proposed, supported or accepted by the number and amount of Second Lien Secured Parties required under Section 1126(d) of the Bankruptcy Code.

SECTION 6.06. No Waivers of Rights of First Lien Secured Parties. Nothing contained herein shall, except as expressly provided herein (including adequate protection permitted under Section 6.03), prohibit or in any way limit any First Lien Secured Party from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by any Second Lien Secured Party or Third Lien Secured, including the seeking by any Second Lien Secured Party or Third Lien Secured Party of adequate protection (other than adequate protection permitted under Section 6.03) or the assertion by any Second Lien Secured Party or Third Lien Secured Party of any of its rights and remedies under the Second Lien Debt Documents, Third Lien Secured Documents or otherwise.

SECTION 6.07. Application. This Agreement, which the parties hereto expressly acknowledge is a “subordination agreement” under Section 510(a) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law, shall be effective before, during and after the commencement of any Insolvency or Liquidation Proceeding. The relative rights as to the Collateral and proceeds thereof shall continue after the commencement of any Insolvency or

Liquidation Proceeding on the same basis as prior to the date of the petition therefor, subject to any court order approving the financing of, or use of cash collateral by, any Credit Party. All references herein to any Credit Party shall include such Credit Party as a debtor-in-possession and any receiver or trustee for such Credit Party.

SECTION 6.08. Dispositions. (a) Until the Discharge of First Lien Obligations has occurred, if any Credit Party shall be subject to any Insolvency or Liquidation Proceeding and the First Lien Collateral Agent or any other First Lien Secured Party shall desire to consent (or not object) to any order relating to a sale or other disposition of Collateral, including pursuant to Section 363 of the Bankruptcy Code, that provides that such sale or disposition is to be free and clear of Liens, then the Second Lien Secured Parties and the Third Lien Secured Parties shall not object to such sale or other disposition; provided that (x) the Proceeds of such sale or other disposition are applied in accordance with Section 4.01 or (y) if the Proceeds of such sale or other disposition are not applied to repay First Lien Obligations, the Liens securing the First Lien Obligations, the Second Lien Obligations and the Third Lien Obligations shall attach to the Proceeds of such sale or other disposition of Collateral with the lien priority set forth in this Agreement.

(b) Until the Discharge of Second Lien Obligations has occurred, if any Credit Party shall be subject to any Insolvency or Liquidation Proceeding and the Second Lien Collateral Agent or any other Second Lien Secured Party shall desire to consent (or not object) to any order relating to a sale or other disposition of Collateral, including pursuant to Section 363 of the Bankruptcy Code, that provides that such sale or disposition is to be free and clear of Liens, then the Third Lien Secured Parties shall not object to such sale or other disposition; provided that (x) the Proceeds of such sale or other disposition are applied in accordance with Section 4.01 or (y) if the Proceeds of such sale or other disposition are not applied to repay Second Lien Obligations, the Liens securing the Second Lien Obligations and the Third Lien Obligations shall attach to the Proceeds of such sale or other disposition of Collateral with the lien priority set forth in this Agreement.

SECTION 6.09. 506(c) Claims. (a) Until the Discharge of First Lien Obligations has occurred, the Second Lien Collateral Agent, the Third Lien Collateral Agent, each Second Lien Representative, on behalf of itself and each Second Lien Secured Party under its Second Lien Debt Facility, and each Third Lien Representative, on behalf of itself and each Third Lien Secured Party under its Third Lien Debt Facility, each agrees that it will not assert or enforce any claim under Section 506(c) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law senior to or on a parity with the Liens securing the First Lien Obligations for costs or expenses of preserving or disposing of any Collateral.

(b) Until the Discharge of Second Lien Obligations has occurred, the Third Lien Collateral Agent and each Third Lien Representative, on behalf of itself and each Third Lien Secured Party under its Third Lien Debt Facility, agrees that it will not assert or enforce any claim under Section 506(c) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law senior to or on a parity with the Liens securing the Second Lien Obligations for costs or expenses of preserving or disposing of any Collateral.

SECTION 6.10. Reorganization Securities. If, in any Insolvency or Liquidation Proceeding, Obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed, pursuant to a plan of reorganization or similar dispositive restructuring plan, on account of all or a combination of the First Lien Obligations, the Second Lien Obligations and the Third Lien Obligations, then, to the extent the Obligations distributed on account of some or all of the First Lien Obligations, the Second Lien Obligations and/or the Third Lien Obligations are secured by Liens upon the same assets or property, the provisions of this Agreement will survive the distribution of such Obligations pursuant to such plan and will apply with like effect to the relative Liens and priorities securing such Obligations.

SECTION 6.11. Section 1111(b) of the Bankruptcy Code. (a) The Second Lien Collateral Agent, the Third Lien Collateral Agent, each Second Lien Representative, for itself and on behalf of each Second Lien Secured Party under its Second Lien Debt Facility, and each Third Lien Representative, on behalf of itself and each Third Lien Secured Party under its Third Lien Debt Facility, shall not object to, oppose, support any objection, or take any other action to impede, the right of any First Lien Secured Party to make an election under Section 1111(b)(2) of the Bankruptcy Code. The Second Lien Collateral Agent, the Third Lien Collateral Agent, each Second Lien Representative, for itself and on behalf of each Second Lien Secured Party under its Second Lien Debt Facility and each Third Lien Representative, on behalf of itself and each Third Lien Secured Party under its Third Lien Debt Facility, each waives any claim it may hereafter have against any First Lien Secured Party arising out of the election by any First Lien Secured Party of the application of Section 1111(b)(2) of the Bankruptcy Code.

(b) The Third Lien Collateral Agent and each Third Lien Representative, for itself and on behalf of each Third Lien Secured Party under its Third Lien Debt Facility, shall not object to, oppose, support any objection, or take any other action to impede, the right of any Second Lien Secured Party to make an election under Section 1111(b)(2) of the Bankruptcy Code. The Third Lien Collateral Agent and each Third Lien Representative, for itself and on behalf of each Third Lien Secured Party under its Third Lien Debt Facility, each waives any claim it may hereafter have against any Second Lien Secured Party arising out of the election by any Second Lien Secured Party of the application of Section 1111(b)(2) of the Bankruptcy Code.

SECTION 6.12. Post-Petition Interest. (a) No Second Lien Secured Party or Third Lien Secured Party shall oppose or seek to challenge any claim by any Priority Secured Party for allowance in any Insolvency or Liquidation Proceeding of Secured Obligations consisting of Post-Petition Interest, without regard to the existence of the Lien of or for the benefit of any Second Lien Secured Party or Third Lien Secured Party on the Collateral.

(b) None of the First Lien Collateral Agent nor any other First Lien Secured Party shall oppose or seek to challenge any claim by the Second Lien Collateral Agent, any Second Lien Representative or any other Second Lien Secured Party for allowance in any Insolvency or Liquidation Proceeding of Second Lien Obligations consisting of Post-Petition Interest (after taking into account the value of the First Lien Collateral).

ARTICLE VII

Reliance; Etc.

SECTION 7.01. Reliance. (a) All loans and other extensions of credit made or deemed made on and after the date hereof by the First Lien Secured Parties to any Credit Party shall be deemed to have been given and made in reliance upon this Agreement. Each of the Second Lien Collateral Agent, the Third Lien Collateral Agent, each Second Lien Representative, on behalf of itself, and each Second Lien Secured Party under its Second Lien Debt Facility and each Third Lien Representative, on behalf of itself and each Third Lien Secured Party under its Third Lien Debt Facility, acknowledges that it and, to its knowledge, the Second Lien Secured Parties or Third Lien Secured Parties it represents have, independently and without reliance on the First Lien Collateral Agent or any other First Lien Secured Party, entered into the Secured Debt Documents to which they are party or by which they are bound, this Agreement and the transactions contemplated hereby and thereby, and in taking or not taking any action under any of the Secured Debt Documents or this Agreement they will continue to do so independently and without reliance on the First Lien Collateral Agent or other First Lien Secured Party.

(b) All loans and other extensions of credit made or deemed made on and after the date hereof by the Second Lien Secured Parties to any Credit Party shall be deemed to have been given and made in reliance upon this Agreement. Each of the First Lien Collateral Agent, the Third Lien Collateral Agent, each First Lien Representative, on behalf of itself and each First Lien Secured Party under its First Lien Debt Facility, and each Third Lien Representative, on behalf of itself and each Third Lien Secured Party under its Third Lien Debt Facility, acknowledges that it and the Secured Parties it represents have, independently and without reliance on the Second Lien Collateral Agent or any other Second Lien Secured Party, entered into the Secured Debt Documents to which they are party or by which they are bound, this Agreement and the transactions contemplated hereby and thereby, and in taking or not taking any action under any of the Secured Debt Documents or this Agreement they will continue to do so independently and without reliance on the Second Lien Collateral Agent or other Second Lien Secured Party.

(c) All loans and other extensions of credit made or deemed made on and after the date hereof by the Third Lien Secured Parties to any Credit Party shall be deemed to have been given and made in reliance upon this Agreement. Each of the First Lien Collateral Agent, the Second Lien Collateral Agent, each First Lien Representative, on behalf of itself and each First Lien Secured Party under its First Lien Debt Facility, and each Second Lien Representative, on behalf of itself and each Second Lien Secured Party under its Second Lien Debt Facility, acknowledges that it and the Secured Parties it represents have, independently and without reliance on the Third Lien Collateral Agent or any other Third Lien Secured Party, entered into the Secured Debt Documents to which they are party or by which they are bound, this Agreement and the transactions contemplated hereby and thereby, and in taking or not taking any action under any of the Secured Debt Documents or this Agreement they will continue to do so independently and without reliance on the Third Lien Collateral Agent or other Third Lien Secured Party.

SECTION 7.02. No Warranties or Liability. The Second Lien Collateral Agent, the Third Lien Collateral Agent, each Second Lien Representative, on behalf of itself and each Second Lien Secured Party under its Second Lien Debt Facility, and each Third Lien Representative, on behalf of itself and each Third Lien Secured Party under its Third Lien Debt Facility, acknowledges that neither the First Lien Collateral Agent nor any other First Lien Secured Party has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the First Lien Debt Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. The First Lien Secured Parties will be entitled to manage and supervise their respective loans and extensions of credit under the First Lien Debt Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate, and the First Lien Secured Parties may manage their loans and extensions of credit without regard to any rights or interests that the Second Lien Collateral Agent, the Third Lien Collateral Agent or any other Second Lien Secured Party or Third Lien Secured Party, as applicable, has in the Collateral or otherwise, except as otherwise provided in this Agreement. Neither the First Lien Collateral Agent nor any other First Lien Secured Party shall have any express or implied duty to the Second Lien Collateral Agent, the Third Lien Collateral Agent or any other Second Lien Secured Party or Third Lien Secured Party to act or refrain from acting in a manner that allows, or results in, the occurrence or continuance of an event of default or default under any agreement with any Credit Party or Subsidiary (including the Second Lien Debt Documents and the Third Lien Debt Documents), regardless of any knowledge thereof that they may have or be charged with. The Third Lien Collateral Agent and each Third Lien Representative, on behalf of itself and each Third Lien Secured Party under its Third Lien Debt Facility, acknowledges that neither the Second Lien Collateral Agent nor any other Second Lien Secured Party has made any express of implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the Second Lien Debt Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. The Second Lien Secured Parties will be entitled to manage and supervise their respective extensions of credit under the Second Lien Debt Documents in accordance with law and as they may otherwise, in their sole discretion deem appropriate and without regard to any rights or interests that the Third Lien Collateral Agent or any other Third Lien Secured Party has in the Collateral or otherwise, except as expressly set forth in this Agreement. Except as expressly set forth in this Agreement, none of the Secured Parties have otherwise made to each other, nor do they hereby make to each other, any warranties, express or implied, nor do they assume any liability to each other with respect to (a) the enforceability, validity, value or collectability of any of the Secured Obligations, any Guarantee or security which may have been granted to any of them in connection therewith, (b) the Credit Parties’ title to or right to transfer any of the Collateral or (c) any other matter except as expressly set forth in this Agreement.

SECTION 7.03. Obligations Unconditional. All rights, interests, agreements and obligations of the Secured Parties hereunder shall remain in full force and effect irrespective of:

(i) any lack of validity or enforceability of any Secured Debt Document;

(ii) any change in the time, manner or place of payment of, or in any other terms of, all or any of the Secured Obligations or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of any Secured Debt Document;

(iii) any exchange of any security interest in any Collateral or any other collateral or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Secured Obligations or any Guarantee in respect thereof;

(iv) the commencement of any Insolvency or Liquidation Proceeding in respect of any Credit Party; or

(v) any other circumstances that otherwise might constitute a defense available to (i) any Credit Party in respect of the Secured Obligations (other than the Discharge of First Lien Obligations or the Discharge of Second Lien Obligations subject to Sections 5.06 and 6.04) or (ii) any Second Lien Secured Party or Third Lien Secured Party in respect of this Agreement.

SECTION 7.04. No Waiver of Lien Priorities. (a) No right of any of the Secured Parties (including any Collateral Agent) to enforce any provision of this Agreement or any other Secured Debt Document shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Credit Party or by any act or failure to act by any Secured Party, or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement or any of the other Secured Debt Documents, regardless of any knowledge thereof which any Secured Party may have or be otherwise charged with.

(b) Without in any way limiting the generality of the foregoing paragraph (but subject to the rights of the Credit Parties under the First Lien Debt Documents and subject to the provisions of Section 5.03(a)), the First Lien Secured Parties, the First Lien Collateral Agent, and any of them may, at any time and from time to time in accordance with the First Lien Debt Documents and/or applicable law, without the consent of, or notice to, any Second Lien Secured Party or Third Lien Secured Party, without incurring any liabilities to any Second Lien Secured Party or Third Lien Secured Party and without impairing or releasing the Lien priorities and other benefits provided in this Agreement (even if any right of subrogation or other right or remedy of any Second Lien Secured Party or Third Lien Secured Party is affected, impaired or extinguished thereby) do any one or more of the following:

(i) change the manner, place or terms of payment or change or extend the time of payment of, or amend, renew, exchange, increase or alter, the terms of any of the First Lien Obligations (subject to the limitations within such definition) or any Lien on any Collateral or guaranty of any of the First Lien Obligations or any liability of any Credit Party, or any liability incurred directly or indirectly in respect thereof (including any increase in or extension of the First Lien Obligations, without any restriction as to the tenor or terms of any such increase or extension) or otherwise amend, renew, exchange, extend, modify or supplement in any manner any Liens held by the First Lien Collateral Agent, or any of the other First Lien Secured Parties, the First Lien Obligations or any of the First Lien Debt Documents;

(ii) sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any part of the Collateral or any liability of any Credit Party to any of the First Lien Secured Parties, or any liability incurred directly or indirectly in respect thereof;

(iii) settle or compromise any First Lien Obligation or any other liability of any Credit Party or any security therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability (including the First Lien Obligations) in any manner or order; and

(iv) exercise or delay in or refrain from exercising any right or remedy against any Credit Party or any other Person or any security, and elect any remedy and otherwise deal freely with any Credit Party or any Collateral and any security and any Guarantor or any liability of any Credit Party to the First Lien Secured Parties or any liability incurred directly or indirectly in respect thereof.

(c) Except as otherwise expressly provided herein, the Second Lien Collateral Agent, the Third Lien Collateral Agent, each Second Lien Representative, on behalf of itself and the Second Lien Secured Parties represented by it and each Third Lien Representative, on behalf of itself and each Third Lien Secured Party under its Third Lien Debt Facility, also agrees that the First Lien Secured Parties shall have no liability to such Person, or any of the Second Lien Secured Parties or Third Lien Secured Parties.

(d) The Second Lien Collateral Agent, the Third Lien Collateral Agent, such Second Lien Representative, on behalf of itself and the Second Lien Secured Parties represented by it, and each Third Lien Representative, on behalf of itself and each Third Lien Secured Party under its Third Lien Debt Facility hereby waives any claim against any First Lien Secured Party arising out of any and all actions which the First Lien Secured Parties may take or permit or omit to take with respect to:

(i) the First Lien Debt Documents (other than this Agreement);

(ii) the collection of the First Lien Obligations; or

(iii) the foreclosure upon, or sale, liquidation or other disposition of, any Collateral.

(e) The Second Lien Collateral Agent, the Third Lien Collateral Agent, each Second Lien Representative, on behalf of itself and the Second Lien Secured Parties represented by it, and each Third Lien Representative, on behalf of itself and each Third Lien Secured Party under its Third Lien Debt Facility, agrees that the First Lien Secured Parties have no duty to them in respect of the maintenance or preservation of the Collateral, the First Lien Obligations or otherwise.

(f) Solely as between the Second Lien Secured Parties and the Third Lien Secured Parties and without in any way limiting the generality of clause (a) above (but subject to the rights of the Credit Parties under the Second Lien Debt Documents and subject to the provisions of Section 5.03(a)), the Second Lien Secured Parties, the Second Lien Collateral Agent, and any

of them may, at any time and from time to time in accordance with the Second Lien Debt Documents and/or applicable law, without the consent of, or notice to, any Third Lien Secured Party, without incurring any liabilities to any Third Lien Secured Party and without impairing or releasing the Lien priorities and other benefits provided in this Agreement (even if any right of subrogation or other right or remedy of any Third Lien Secured Party is affected, impaired or extinguished thereby) do any one or more of the following:

(i) change the manner, place or terms of payment or change or extend the time of payment of, or amend, renew, exchange, increase or alter, the terms of any of the Second Lien Obligations or any Lien on any Collateral or guaranty of any of the Second Lien Obligations or any liability of any Credit Party, or any liability incurred directly or indirectly in respect thereof (including any increase in or extension of the Second Lien Obligations, without any restriction as to the tenor or terms of any such increase or extension) or otherwise amend, renew, exchange, extend, modify or supplement in any manner any Liens held by the Second Lien Collateral Agent, or any of the other Second Lien Secured Parties, the Second Lien Obligations or any of the Second Lien Debt Documents;

(ii) sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any part of the Collateral or any liability of any Credit Party to any of the Second Lien Secured Parties, or any liability incurred directly or indirectly in respect thereof;

(iii) settle or compromise any Second Lien Obligation or any other liability of any Credit Party or any security therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability (including the Second Lien Obligations) in any manner or order; and

(iv) exercise or delay in or refrain from exercising any right or remedy against any Credit Party or any other Person or any security, and elect any remedy and otherwise deal freely with any Credit Party or any Collateral and any security and any Guarantor or any liability of any Credit Party to the Second Lien Secured Parties or any liability incurred directly or indirectly in respect thereof.

(g) Except as otherwise expressly provided herein, the Third Lien Collateral Agent and each Third Lien Representative, on behalf of itself and the Third Lien Secured Parties represented by it, also agrees that the Second Lien Secured Parties shall have no liability to such Person, or any of the Third Lien Secured Parties, the Third Lien Collateral Agent and such Third Lien Representative, on behalf of itself and the Third Lien Secured Parties represented by it, hereby waives any claim against any Second Lien Secured Party arising out of any and all actions which the Second Lien Secured Parties may take or permit or omit to take with respect to:

(i) the Second Lien Debt Documents (other than this Agreement);

(ii) the collection of the Second Lien Obligations; or

(iii) the foreclosure upon, or sale, liquidation or other disposition of, any Collateral.

(h) The Third Lien Collateral Agent and each Third Lien Representative, on behalf of itself and the Third Lien Secured Parties represented by it, agrees that the Second Lien Secured Parties have no duty to them in respect of the maintenance or preservation of the Collateral, the Second Lien Obligations or otherwise.

ARTICLE VIII

Miscellaneous

SECTION 8.01. Conflicts. (a) In the event of any conflict between the provisions of this Agreement and the provisions of any other Secured Debt Document, the provisions of this Agreement shall govern. Notwithstanding the foregoing, the relative rights and obligations of (x) the First Lien Collateral Agent, the First Lien Representatives and the First Lien Secured Parties (as amongst themselves) with respect to any First Lien Collateral shall be governed by terms of any intercreditor agreement agreed to among the First Lien Secured Parties and in the event of any conflict between such intercreditor agreement and this Agreement as to such relative rights and obligations, the provisions of such intercreditor agreement shall control and (y) the relative rights and obligations of the Second Lien Collateral Agent, the Second Lien Representatives and the Second Lien Secured Parties as amongst themselves with respect to any Second Lien Collateral shall be governed by terms of any intercreditor agreement (including the Second Lien Collateral Trust Agreement) agreed to among the Second Lien Secured Parties and, in the event of any conflict between such intercreditor agreement and this Agreement as to such relative rights and obligations, the provisions of such intercreditor agreement shall control.

(b) The parties hereto acknowledge that the secured creditor relationship between different classes of Second Lien Obligations may be governed separately from this Agreement, including by a second lien intercreditor agreement (including the Second Lien Collateral Trust Agreement). Notwithstanding the foregoing, the parties hereto acknowledge and agree that this Agreement shall govern the secured creditor relationship between the First Lien Obligations, the Second Lien Obligations, and the Third Lien Obligations.

(c) The parties hereto acknowledge that the secured creditor relationship between different classes of Third Lien Obligations may be governed separately from this Agreement, including by a third lien intercreditor agreement. Notwithstanding the foregoing, the parties hereto acknowledge and agree that this Agreement shall govern the secured creditor relationship between the First Lien Obligations, the Second Lien Obligations and the Third Lien Obligations and, and that in the event of any conflict between the terms of this Agreement and that of an intercreditor agreement governing the rights among different classes of Third Lien Debt Facilities, this Agreement shall control.

SECTION 8.02. Continuing Nature of this Agreement; Severability. This is a continuing agreement of Lien subordination, and the First Lien Secured Parties may continue, at any time and without notice to the Second Lien Collateral Agent, the Third Lien Collateral Agent or any other Second Lien Secured Party or Third Lien Secured Party, to extend credit and other financial accommodations and lend monies to or for the benefit of any Credit Party constituting First Lien Obligations in reliance hereon. The terms of this Agreement shall survive and continue in full force and effect in any Insolvency or Liquidation Proceeding. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions. The terms of this Agreement shall govern even if part or all of the Secured Obligations or the Liens securing payment and performance thereof are not perfected or are avoided, disallowed, set aside or otherwise invalidated in any judicial proceeding or otherwise. All references to any Credit Party shall include such Credit Party as debtor and debtor in possession and any receiver, trustee or similar person for any Credit Parties (as the case may be) in any Insolvency or Liquidation Proceeding. This Agreement shall terminate and be of no further force and effect:

(a) with respect to any First Lien Representative, the First Lien Secured Parties represented by it and their First Lien Obligations, on the date on which the Discharge of First Lien Obligations has occurred, subject to the rights of the First Lien Secured Parties under Section 6.04; and

(b) with respect to any Second Lien Representative, the Second Lien Secured Parties represented by it and their Second Lien Obligations, on the date on which the Discharge of Second Lien Obligations has occurred, subject to the rights of the Second Lien Secured Parties under Section 6.04; and

(c) with respect to any Third Lien Representative, the Third Lien Secured Parties represented by it and their Third Lien Obligations, on the date on which no Third Lien Obligations of such Third Lien Secured Parties are any longer secured by, and no longer required to be secured by, any of the Collateral pursuant to the terms of the applicable Third Lien Debt Documents.

SECTION 8.03. Amendments; Waivers. (a) No failure or delay on the part of any party hereto in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in similar or other circumstances. Subject to Section 8.01(a)(y), this Agreement constitutes the entire agreement between the parties hereto (or bound hereby) and supersedes all prior agreements, oral or written, relating to its subject matter.

(b) This Agreement may be amended in writing signed by each Collateral Agent party to this Agreement at the time of such amendment, each Representative that is a party to this Agreement at the time of such amendment (in each case, acting in accordance with the documents governing the applicable Debt Facility) and each other Secured Party that is a direct party hereto at the time of such amendment; provided that any such amendment, supplement or waiver which by the terms of this Agreement requires Foresight’s consent or which materially increases the obligations or materially reduces the rights of, or otherwise materially adversely affects, any Credit Party (which for avoidance of doubt includes Sections 5.01, 5.02, 5.03, 5.05, 5.06, 6.01, 8.03, 8.07 and 8.10 hereof but excludes any other provision of Article VIII), shall require the consent of Foresight (and in any case shall be notified to Foresight by the other parties thereto). Any such amendment, supplement or waiver shall be in writing and shall be binding upon all of the Secured Parties and their respective successors and assigns.

(c) Notwithstanding the foregoing, without the consent of any Secured Party (and with respect to any amendment or modification which by the terms of this Agreement requires Foresight’s consent or which increases the obligations or reduces the rights of any Credit Party, with the consent of Foresight), any Collateral Agent or Representative may become a party hereto by execution and delivery of a Joinder Agreement in accordance with Section 8.10 of this Agreement and upon such execution and delivery, such Collateral Agent or Representative and the Secured Parties and Secured Obligations of the Debt Facility for which such Representative is acting shall be subject to the terms hereof.

(d) Notwithstanding anything in this Agreement to the contrary, it is understood and agreed that the Collateral Agents, the Representatives then party to this Agreement and Foresight, without the consent of any other First Lien Secured Party or any other Second Lien Secured Party, may enter into a supplemental agreement (which may take the form of an amendment and restatement of this Agreement) to give effect to any amendments in connection with a Refinancing of any of the Secured Obligations or to effectuate the subordination of Liens as required by this Agreement; provided, that any such supplemental agreement is not prohibited by any of the Secured Debt Documents then in effect in accordance with the terms thereof and Officer’s Certificate delivered to the Collateral Agents and applicable Representatives certifying such compliance shall be conclusive and the Collateral Agents and such Representatives may rely thereon without further inquiry and shall be fully protected in doing so; and provided, further, that the Representatives shall, at the written direction of Foresight, execute and deliver such supplemental agreement at the other’s request and such supplemental agreement may contain additional intercreditor terms applicable solely to the holders of such Replacement First Lien Debt or Replacement Second Lien Debt vis-à-vis the holders of the relevant obligations hereunder.

SECTION 8.04. Information Concerning Financial Condition of Foresight and the Subsidiaries. None of the Collateral Agents, Representatives or other Secured Parties shall have any duty to inform the other parties of (a) the financial condition of Foresight and the Subsidiaries and all endorsers or guarantors of the Secured Obligations and (b) all other circumstances bearing upon the risk of nonpayment of the Secured Obligations. No Secured Parties shall have any duty to advise any other party hereunder of information known to it or them regarding such condition or any such circumstances or otherwise. In the event that any Secured Party, in its sole discretion, undertakes at any time or from time to time to provide any such information to any other party, it shall be under no obligation to (i) make, and no Secured Party shall be deemed to have made, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (ii) provide any additional information or to provide any such information on any subsequent occasion, (iii) undertake any investigation or (iv) disclose any information that, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

SECTION 8.05. Subrogation. (a) Each Second Lien Representative, on behalf of itself and each Second Lien Secured Party under its Second Lien Debt Facility, hereby waives any rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of First Lien Obligations has occurred.

(b) Each Third Lien Representative, on behalf of itself and each Third Lien Secured Party under its Third Lien Debt Facility, hereby waives any rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of First Lien Obligations and the Discharge of Second Lien Obligations has occurred.

SECTION 8.06. Application of Payments. (a) Except as otherwise provided herein, all payments received by the First Lien Secured Parties may be applied, reversed and reapplied, in whole or in part, to such part of the First Lien Obligations as the First Lien Secured Parties, in their sole discretion, deem appropriate, consistent with the terms of the First Lien Debt Documents. Except as otherwise provided herein, the Second Lien Collateral Agent, the Third Lien Collateral Agent, each Second Lien Representative, on behalf of itself and each Second Lien Secured Party under its Second Lien Debt Facility, and each Third Lien Representative, on behalf of itself and each Third Lien Secured Party under its Third Lien Debt Facility, each assents to any such extension or postponement of the time of payment of the First Lien Obligations or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange or release of any Lien that may at any time secure any part of the First Lien Obligations and to the addition or release of any other Person primarily or secondarily liable therefor.

(b) Except as otherwise provided herein, all payments received by the Second Lien Secured Parties may be applied, reversed and reapplied, in whole or in part, to such part of the Second Lien Obligations as the Second Lien Secured Parties, in their sole discretion, deem appropriate, consistent with the terms of the Second Lien Debt Documents. Except as otherwise provided herein, the Third Lien Collateral Agent and each Third Lien Representative, on behalf of itself and each Third Lien Secured Party under its Third Lien Debt Facility, each assents to any such extension or postponement of the time of payment of the Second Lien Obligations or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange or release of any Lien that may at any time secure any part of the Second Lien Obligations and to the addition or release of any other Person primarily or secondarily liable therefor.

SECTION 8.07. Additional Guarantors. Foresight agrees that, if any Subsidiary or Parent shall, in accordance with any of the Secured Debt Documents, become a First Lien Guarantor, Second Lien Guarantor or Third Lien Guarantor, after the date hereof, it will promptly cause such Subsidiary or Parent to become party hereto by executing and delivering an instrument in the form of Annex I. Upon such execution and delivery, such Subsidiary or Parent will become a First Lien Guarantor, Second Lien Guarantor and Third Lien Guarantor hereunder with the same force and effect as if originally named as a First Lien Guarantor, Second Lien Guarantor and Third Lien Guarantor herein. The execution and delivery of such instrument shall not require the consent of any other party hereunder, and will be acknowledged by each of the Collateral Agents. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Agreement.

SECTION 8.08. Dealings with Guarantors. Upon any application or demand by any Credit Party to any Collateral Agent or Representative to take or permit any action under any of the provisions of this Agreement or under any Collateral Document (if such action is subject to the provisions hereof), at the request of such Collateral Agent or Representative, such Credit Party, as appropriate, shall furnish to such Representative a certificate of a Responsible Officer (an “Officer’s Certificate”) certifying that all conditions precedent, if any, provided for in this Agreement or such Collateral Document, as the case may be, relating to the proposed action have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Agreement or any Collateral Document relating to such particular application or demand, no additional certificate or opinion need be furnished.

SECTION 8.09. Interpretation. Any determinations as to whether the Discharge of First Lien Priority Obligations, the Discharge of Excess First Lien Obligations, the Discharge of Second Lien Priority Obligations or the Discharge of Excess Second Lien Obligations has occurred shall be made without taking into account any limitations on any such obligations imposed by the Bankruptcy Court or other applicable Bankruptcy Law.

SECTION 8.10. Refinancings, Etc. (a) Subject to Section 5.03, the Secured Obligations may be Refinanced without affecting the Lien priorities provided for herein or the other provisions hereof (it is understood that the foregoing shall in no way be interpreted to limit the ability of any Credit Party to undertake any refinancing or replacement transaction otherwise permitted by the Secured Debt Documents); provided that (i) the Collateral Agents and each other Representative then party to this Agreement shall receive on or prior to the incurrence of any Indebtedness constituting a Exchangeable Debt Refinancing Facility, Replacement First Lien Debt, Replacement Second Lien Debt or Replacement Third Lien Debt, as the case may be, an (A) Officer’s Certificate certifying that the legend requirements in Section 5.03(c) have been satisfied and all conditions precedent have been met and designating the Indebtedness incurred to such effect such Refinancing as a “First Lien Debt Facility”, “Second Lien Debt Facility” or “Third Lien Debt Facility”, as applicable, and (B) a Joinder Agreement from the holders or lenders of any such Indebtedness (or an authorized agent, trustee or other trustee on their behalf) and, to the extent a new collateral agent is being appointed in connection with the incurrence of such Indebtedness, executed by such new collateral agent, and (ii) the amount of the Second Lien Obligations or Third Lien Obligations shall not be increased by more than the Permitted Refinancing Increase in respect thereof. Upon the consummation of such Refinancing and satisfaction of the requirements set forth in this Section 8.10, the holders, lenders and agents of such Replacement First Lien Debt, Replacement Second Lien Debt, Exchangeable Refinancing Debt Facility or Replacement Third Lien Debt shall be entitled to the benefits, rights and obligations of this Agreement as (x) in the case of any Replacement First Lien Debt, as First Lien

Secured Parties, (y) in the case of any Replacement Second Lien Debt, as Second Lien Secured Parties and (z) in the case of any Exchangeable Debt Refinancing Facility or Replacement Third Lien Debt, as Third Lien Secured Parties.

(b) Foresight and the Guarantors may incur Additional First Lien Debt or enter into Permitted Secured Commodity Swap Contracts, Secured Hedge Agreements and Secured Cash Management Agreements without notice to or the consent (except to the extent a consent is otherwise required under any Secured Debt Document) of any Collateral Agent, Representative or any other Secured Party, all without affecting the Lien priorities provided for herein or the other provisions hereof; provided that (i) the First Lien Collateral Agent shall receive on or prior to the incurrence of such Additional First Lien Debt or entering into of such Permitted Secured Commodity Swap Contract, Secured Hedge Agreement or Secured Cash Management Agreement, as the case may be, an (A) Officer’s Certificate certifying that (1) Foresight or such Guarantor is permitted to incur such Additional First Lien Debt or enter into such Permitted Secured Commodity Swap Contract, Secured Hedge Agreement or Secured Cash Management Agreement and incur any Obligations in respect thereof, under each Secured Debt Document then in effect, (2) the legend requirements in Section 5.03(c) have been satisfied and (3) all conditions precedent have been met and (B) a Joinder Agreement executed by (1) in the case of any Additional First Lien Debt, the holders or lenders of such Additional First Lien Debt (or an authorized agent or trustee on their behalf), (2) in the case of any Permitted Secured Commodity Swap Contract, Secured Hedge Agreement or Secured Cash Management Agreement, the Hedge Bank, Cash Management Bank or Secured Commodity Swap Counterparty party thereto and (ii) on or before the date of such incurrence or execution, the Obligations of the Credit Parties in respect of such Additional First Lien Debt, Permitted Secured Commodity Swap Contract, Secured Hedge Agreement or Secured Cash Management Agreement are designated by Foresight in an Officer’s Certificate delivered to the Collateral Agents then a party to this Agreement as a “First Lien Obligations” comprised of an “Additional First Lien Debt Facility”, “Permitted Secured Commodity Swap Contract”, “Secured Hedge Agreement” or “Secured Cash Management Agreement, as applicable. Upon the consummation of such transaction and satisfaction of the requirements set forth in this clause (b), the holders, lenders and agents of such Additional First Lien Debt or the applicable Hedge Bank, Cash Management Bank or Secured Commodity Swap Counterparty shall be entitled to the benefits, rights and obligations of this Agreement as First Lien Secured Parties.

(c) Foresight and the Guarantors may incur Additional Second Lien Debt or enter into Permitted Secured Commodity Swap Contracts and Secured Hedge Agreements without notice to or the consent (except to the extent a consent is otherwise required under any Secured Debt Document) of any Collateral Agent, Representative or any other Secured Party, all without affecting the Lien priorities provided for herein or the other provisions hereof; provided that (i) the Second Lien Collateral Agent shall receive on or prior to the incurrence of such Additional Second Lien Debt or entering into of such Permitted Secured Commodity Swap Contract or Secured Hedge Agreement, as the case may be, an (A) an Officer’s Certificate and opinion of counsel, stating that (1) Foresight or such Guarantor is permitted to incur such Additional Second Lien Debt or enter into such Permitted Secured Commodity Swap Contract or Secured Hedge Agreement and incur any Obligations in respect thereof, under each Secured Debt Document then in effect, (2) the legend requirements in Section 5.03(c) have been satisfied and (3) all conditions precedent have been met and (B) a Joinder Agreement executed by (1) in the case of any Additional Second Lien Debt, the holders or lenders of such Additional Second Lien Debt (or an authorized agent or trustee on their behalf), (2) in the case of any Permitted Secured Commodity Swap Contract or Secured Hedge Agreement, the Hedge Bank or the Secured Commodity Swap Counterparty party thereto and (ii) on or before the date of such incurrence or execution, the Obligations of the Credit Parties in respect of such Additional Second Lien Debt, Permitted Secured Commodity Swap Contract or Secured Hedge Agreement are designated by Foresight in an Officer’s Certificate delivered to the Collateral Agents then a party to this Agreement as a “Second Lien Obligations” comprised of an “Additional Second Lien Debt Facility”, “Permitted Secured Commodity Swap Contract” or “Secured Hedge Agreement”, as applicable. Upon the consummation of such transaction and satisfaction of the requirements set forth in this clause (c), the holders, lenders and agents of such Additional Second Lien Debt or the applicable Hedge Bank or Secured Commodity Swap Counterparty shall be entitled to the benefits, rights and obligations of this Agreement as Second Lien Secured Parties

SECTION 8.11. Additional First Lien Debt. Foresight and the Guarantors may incur Additional First Lien Debt, without notice to, or the consent (except to the extent a consent is otherwise required under any First Lien Debt Document) of any First Lien Representative, any Second Lien Representative or any other Secured Party, all without affecting the Lien priorities provided for herein or the other provisions hereof provided that (i) the First Lien Collateral Agent shall receive on or prior to the incurrence of the Additional First Lien Debt, as the case may be, an (A) Officer’s Certificate certifying that (I) the incurrence thereof is permitted by each applicable First Lien Debt Document, (II) the legend requirements in Section 5.03(c) have been satisfied and (B) a Joinder Agreement from the holders or lenders of any Additional First Lien Debt and (ii) on or before the date of such incurrence, such Additional First Lien Debt Facilities are designated by Foresight in an Officer’s Certificate delivered by a Responsible Officer to the First Lien Collateral Agent and the Second Lien Collateral Agent as an “Additional First Lien Debt Facility”. Upon the consummation of such transaction and satisfaction of the requirements of this Section 8.11, the holders, lenders and agents of such Additional First Lien Debt shall be entitled to the benefits, rights and obligations of this Agreement as First Lien Secured Parties.

SECTION 8.12. Additional Second Lien Debt. Foresight and the Guarantors may incur Additional Second Lien Debt, without notice to, or the consent (except to the extent a consent is otherwise required under any First Lien Debt Document or Second Lien Debt Document) of any First Lien Representative, any Second Lien Representative or any other Secured Party, all without affecting the Lien priorities provided for herein or the other provisions hereof; provided that (i) the First Lien Collateral Agent and the Second Lien Collateral Agent shall receive on or prior to the incurrence of the Additional First Lien Debt, as the case may be, (A) an Officer’s Certificate and opinion of counsel, stating that (I) the incurrence thereof is permitted by each applicable First Lien Debt Document and Second Lien Debt Document, (II) the legend requirements in Section 5.03(c) have been satisfied and (III) all conditions precedent have been met and (B) a Joinder Agreement from the holders or lenders of any Additional Second Lien Debt and (ii) on or before the date of such incurrence, such Additional Second Lien Debt Facilities are designated by Foresight in an Officer’s Certificate delivered to the First Lien Collateral Agent and the Second Lien Collateral Agent as an “Additional Second Lien Debt Facility”. Upon the consummation of such transaction and satisfaction of the requirements of this Section 8.12, the holders, lenders and agents of such Additional Second Lien Debt shall be entitled to the benefits, rights and obligations of this Agreement as Second Lien Secured Parties.

SECTION 8.13. Notices; Effectiveness; Electronic Communications. (a) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in subsection (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier or email as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, if to any Credit Party or any Secured Party, to the address, telecopier number, electronic mail address or telephone number specified for such Person on Schedule 8.13. Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient); provided, that notices to the First Lien Collateral Agent, the Second Lien Exchangeable PIK Notes Trustee or the Second Lien Notes Trustee shall only be effective upon actual receipt of written notice thereof. For the avoidance of doubt, no oral or telephonic notice or communication shall constitute effective delivery to the First Lien Collateral Agent, the Second Lien Exchangeable PIK Notes Trustee or the Second Lien Secured Notes Trustee. Notices delivered through electronic communications to the extent provided in subsection (b) below shall be effective as provided in such subsection (b).

(b) Electronic Communications. (i) Notices and other communications sent to any Lien Secured Party to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor; provided, further, that notices to the First Lien Collateral Agent, the Second Lien Exchangeable PIK Notes Trustee or the Second Lien Secured Notes Trustee shall only be effective upon actual receipt thereof in writing.

(c) Reliance. The Secured Parties shall be entitled to rely and act upon any notices purportedly given by or on behalf of any Credit Party even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. All telephonic notices to and other telephonic communications with any Secured Party may be recorded by such Secured Party, and each of the parties hereto hereby consents to such recording.

SECTION 8.14. Transfers. The Second Lien Collateral Agent, the Third Lien Collateral Agent, each Second Lien Representative and each Third Lien Representative, each agrees not to resign in its capacity as such or assign its rights and responsibilities in its capacity as such unless the applicable successor or assignee expressly agrees in writing to be bound by this Agreement and assumes the applicable obligations hereunder.

SECTION 8.15. Further Assurances. The First Lien Collateral Agent, each First Lien Representative, on behalf of itself and each First Lien Secured Party under the First Lien Debt Facility for which it is acting, the Second Lien Collateral Agent, each Second Lien Representative, on behalf of itself, and each Second Lien Secured Party under its Second Lien Debt Facility, the Third Lien Collateral Agent and each Third Lien Representative, on behalf of itself, and each Third Lien Secured Party under its Third Lien Debt Facility, each agrees that it will take such further action and shall execute and deliver such additional documents and instruments (in recordable form, if requested) as the other parties hereto may reasonably request to effectuate the terms of, and the Lien priorities contemplated by, this Agreement.

SECTION 8.16. GOVERNING LAW; JURISDICTION; ETC.

(a) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b) SUBMISSION TO JURISDICTION. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER SECURED DEBT DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER SECURED DEBT DOCUMENT SHALL AFFECT ANY RIGHT TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER SECURED DEBT DOCUMENT AGAINST FORESIGHT OR ANY OTHER CREDIT PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c) WAIVER OF VENUE. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER SECURED DEBT DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION 8.16. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES TO SUCH PARTY IN SECTION 8.13. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

SECTION 8.17. Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER SECURED DEBT DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.17.

SECTION 8.18. Binding on Successors and Assigns. This Agreement shall be binding upon each of the Secured Parties, each of the Credit Parties hereto and their respective successors and assigns.

SECTION 8.19. Section Titles. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement.

SECTION 8.20. Counterparts. This Agreement may be executed in one or more counterparts, including by means of facsimile or other electronic method, each of which shall be an original and all of which shall together constitute one and the same document. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 8.21. Authorization; Specific Performance. By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement. The First Lien Secured Parties have appointed the First Lien Collateral Agent as collateral agent pursuant to the First Lien Credit Agreement on behalf of the First Lien Secured Parties and the First Lien Collateral Agent represents and warrants that it has duly accepted such appointment. Each of the Second Lien Representatives has appointed the Second Lien Collateral Agent as collateral agent pursuant to the terms of the Second Lien Indenture Documents on behalf of the Second Lien Secured Parties and the Second Lien Collateral Agent represents and warrants that it has duly accepted such appointment. Each of the Third Lien Representatives and the Third Lien Secured Parties have appointed the Third Lien Collateral Agent as collateral agent pursuant to the terms of the Third Lien Collateral Agency Agreement on behalf of the Third Lien Secured Parties and the Third Lien Collateral Agent and represents and warrants that it has duly accepted such appointment.

Each Secured Party may demand specific performance of this Agreement or obtain relief by injunction or other appropriate equitable relief. The First Lien Collateral Agent, the Second Lien Collateral Agent, the Third Lien Collateral Agent and each Representative, on behalf of itself and the Secured Parties under its Debt Facility, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense that might be asserted to bar the remedy of specific performance in any action that may be brought by the any Secured Party against any other Secured Party in respect of this Agreement.

SECTION 8.22. No Third Party Beneficiaries; Successors and Assigns. The lien priorities set forth in this Agreement and the rights and benefits hereunder in respect of such lien priorities shall inure solely to the benefit of the First Lien Collateral Agent, First Lien Representatives, the other First Lien Secured Parties, the Second Lien Collateral Agent, the Second Lien Representatives, the other Second Lien Secured Parties, the Third Lien Collateral Agent, the Third Lien Representatives, the other Third Lien Secured Parties, and their respective permitted successors and assigns, and no other Person (including the Credit Parties, or any trustee, receiver, debtor in possession or bankruptcy estate in a bankruptcy or like proceeding) shall have or be entitled to assert such rights. Nothing in this Agreement is intended to or shall impair the obligations of any Credit Party, which are absolute and unconditional, to pay the Secured Obligations as and when the same shall become due and payable in accordance with their terms. Except for Sections 5.01, 5.02, 5.03, 5.05, 5.06, 6.01 and Article VIII hereof, neither Foresight nor any other Credit Party shall have any rights hereunder.

SECTION 8.23. Effectiveness. This Agreement shall become effective when executed and delivered by the parties hereto (the “Effective Date”). Upon the occurrence of the Effective Date, each of the Secured Parties shall recognize the existence and permissibility of the other Secured Parties and their respective Indebtedness, Liens and/or Obligations pursuant to the terms of this Agreement.

SECTION 8.24. Collateral Agent and Representative. It is understood and agreed that (a) each of the Administrative Agent and the First Lien Collateral Agent is entering into this Agreement in its capacity as collateral agent or administrative agent, as applicable, under the First Lien Credit Agreement and the provisions of Articles IX and X of the First Lien Credit Agreement applicable to the Administrative Agent (as defined therein) and the Collateral Agent (as defined therein) thereunder shall also apply to the Administrative Agent and the First Lien Collateral Agent hereunder and (b) the Second Lien Collateral Agent is entering into this Agreement in its capacity as collateral agent under the Second Lien Indenture Documents and the provisions of Article 7.7 of the Second Lien Collateral Trust Agreement shall also apply to the Second Lien Collateral Agent hereunder.

SECTION 8.25. Survival of Agreement. All covenants, agreements, representations and warranties made by any party in this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement.

SECTION 8.26. Certain Notices. Foresight agrees to give (a) the Second Lien Collateral Agent and the Third Lien Collateral Agent prompt written notice of the occurrence of the Discharge of First Lien Priority Obligations, (b) the First Lien Collateral Agent and the Third Lien Collateral Agent prompt written notice of the occurrence of the Discharge of Second Lien Priority Obligations, (c) the Second Lien Collateral Agent and the Third Lien Collateral Agent prompt written notice of the occurrence of the Discharge of Excess First Lien Obligations and (d) the First Lien Collateral Agent and the Third Lien Collateral Agent prompt written notice of the occurrence of the Discharge of Excess Second Lien Obligations.

SECTION 8.27. Indirect Action. Unless otherwise expressly stated, if a party may not take an action under this Agreement, then it may not take that action indirectly, or take any action assisting or supporting any other Person in taking that action directly or indirectly. “Taking an action indirectly” means taking an action that is not expressly prohibited for the party but is intended to have substantially the same effect as the prohibited action.

SECTION 8.28. Trustee Action. (a) Wilmington Trust, National Association is entering into this Agreement solely in its capacity as Second Lien Exchangeable PIK Notes Trustee under the Second Lien Exchangeable PIK Note Indenture and the rights, powers, privileges, protections, immunities and indemnities afforded to the Second Lien Exchangeable PIK Notes Trustee under the Second Lien Exchangeable PIK Note Indenture shall also apply to Wilmington Trust, National Association as Second Lien Representative hereunder.

(b) Wilmington Savings Fund Society, FSB is entering into this Agreement solely in its capacity as Second Lien Secured Notes Trustee and Second Lien Collateral Agent under the Second Lien Secured Note Indenture and as Second Lien Collateral Agent under the Second Lien Collateral Trust Agreement and the rights, powers, privileges, protections, immunities and indemnities afforded to the Second Lien Secured Notes Trustee under the Second Lien Secured Note Indenture and the Second Lien Collateral Trust Agreement shall also apply to Wilmington Savings Fund Society, FSB as Second Lien Collateral Agent hereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

FORESIGHT ENERGY LLC

By:	/s/ Robert D. Moore
	Name:	Robert D. Moore
	Title:	President and Chief Executive Officer

FORESIGHT ENERGY LP

By	Foresight Energy GP LLC, its general partner

By:	/s/ Robert D. Moore
	Name:	Robert D. Moore
	Title:	President and Chief Executive Officer

ADENA RESOURCES, LLC
AKIN ENERGY LLC
AMERICAN CENTURY MINERAL LLC
AMERICAN CENTURY TRANSPORT LLC
COAL FIELD CONSTRUCTION COMPANY LLC
COAL FIELD REPAIR SERVICES LLC
FORESIGHT COAL SALES LLC
FORESIGHT ENERGY EMPLOYEE SERVICES CORPORATION
FORESIGHT ENERGY FINANCE CORPORATION
FORESIGHT ENERGY LABOR LLC
FORESIGHT ENERGY SERVICES LLC
HILLSBORO ENERGY LLC
HILLSBORO TRANSPORT LLC
LD LABOR COMPANY LLC
LOGAN MINING LLC
M-CLASS MINING LLC
MACH MINING LLC
MACOUPIN ENERGY LLC
MARYAN MINING LLC
OENEUS LLC (D/B/A SAVATRAN LLC)
PATTON MINING LLC
SENECA REBUILD LLC
SITRAN LLC
SUGAR CAMP ENERGY, LLC
TANNER ENERGY LLC
VIKING MINING LLC
WILLIAMSON ENERGY, LLC

By:	/s/ Robert D. Moore
Name:	Robert D. Moore
Title:	President and Chief Executive Officer

CITIBANK, N.A.
acting solely in its capacity as Lender Agent

By:	/s/ Dale R. Goncher
	Name:	Dale R. Goncher
	Title:	Vice President

Wilmington Trust, National Association, as Trustee

By:	/s/ John T. Needham, Jr.
	Name:	John T. Needham, Jr.
	Title:	Vice President

Wilmington Savings Fund Society, FSB, as Collateral Agent

By:	/s/ Geoffrey J. Lewis
	Name:	Geoffrey J. Lewis
	Title:	Vice President

ANNEX I

FORM OF GUARANTOR SUPPLEMENT

[FORM OF] SUPPLEMENT NO. [            ] dated as of [            ], 20[    ] (the “Supplement”), to the INTERCREDITOR AGREEMENT dated as of August 30, 2016 (the “Intercreditor Agreement”), among FORESIGHT ENERGY LLC, a Delaware limited liability company (“Foresight”), FORESIGHT ENERGY FINANCE CORPORATION, a Delaware corporation, each of the Guarantors party thereto from time to time (each a “Guarantor”), CITIBANK, N.A., as Administrative Agent and First Lien Collateral Agent, Wilmington Savings Fund Society, FSB, as Second Lien Collateral Agent, Wilmington Trust, National Association, as the Second Lien Exchangeable PIK Notes Trustee, Wilmington Savings Fund Society, FSB, as the Second Lien Secured Notes Trustee, each Hedge Bank party thereto from time to time, each Secured Commodity Swap Counterparty party thereto from time to time, each Cash Management Bank party thereto from time to time and each additional Representative party thereto from time to time.

A. Capitalized terms used herein and not otherwise defined herein shall have the meaning assigned to such terms in the Intercreditor Agreement.

B. The First Lien Guarantors, the Second Lien Guarantors and the Third Lien Guarantors, if any, have entered into the Intercreditor Agreement. Pursuant to the First Lien Debt Documents, the Second Lien Debt Documents and the Third Lien Debt Documents, as applicable, certain newly acquired or organized Subsidiaries or Parents of Foresight and other Credit Parties are required to enter into the Intercreditor Agreement. Section 8.07 of the Intercreditor Agreement provides that such Subsidiaries or Parents may become party to the Intercreditor Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned [Subsidiary/Parent] (the “New Guarantor”) is executing this Supplement in accordance with the requirements of the First Lien Debt Documents, the Second Lien Debt Documents and the Third Lien Debt Documents, as applicable.

Accordingly, the First Lien Collateral Agent, the Second Lien Collateral Agent, the Third Lien Collateral Agent, if any, and the New Guarantor agree as follows:

SECTION 1. In accordance with Section 8.07 of the Intercreditor Agreement, the New Guarantor by its signature below becomes a First Lien Guarantor [and][,] a Second Lien Guarantor [and a Third Lien Guarantor] under the Intercreditor Agreement with the same force and effect as if originally named therein as a First Lien Guarantor[and][,] a Second Lien Guarantor [and Third Lien Guarantor] and the New Guarantor hereby agrees to all the terms and provisions of the Intercreditor Agreement applicable to it as a First Lien Guarantor [and][,] a Second Lien Guarantor [and a Third Lien Guarantor], thereunder. Each reference to a “First Lien Guarantor”, a “Second Lien Guarantor”[, a “Third Lien Guarantor]” or a “Guarantor” in the Intercreditor Agreement shall be deemed to include the New Guarantor. The Intercreditor Agreement is hereby incorporated herein by reference.

SECTION 2. The New Guarantor represents and warrants to each of the Collateral Agents and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by Bankruptcy Laws and by general principles of equity.

SECTION 3. This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when each of the Collateral Agents shall have received a counterpart of this Supplement that bears the signature of the New Guarantor. Delivery of an executed signature page to this Supplement by facsimile transmission or other electronic method shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. Except as expressly supplemented hereby, the Intercreditor Agreement shall remain in full force and effect.

SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK

SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 8.13 of the Intercreditor Agreement. All communications and notices hereunder to the New Guarantor shall be given to it in care of Foresight as specified in the Intercreditor Agreement.

SECTION 8. Foresight agrees to reimburse each of the Collateral Agents for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for such Collateral Agents as required by the applicable First Lien Debt Documents, Second Lien Debt Documents or Third Lien Debt Documents.

[Signatures on following pages.]

Annex I-2

IN WITNESS WHEREOF, the New Guarantor and each of the Collateral Agents have duly executed this Supplement to the Intercreditor Agreement as of the day and year first above written.

[NAME OF NEW GUARANTOR]
as First Lien Guarantor [and][,] Second Lien Guarantor [and Third Lien Guarantor]

By:
Name:
Title:

Acknowledged by:

[ ], as First Lien Collateral Agent

By:
Name:
Title:

[ ], as Second Lien Collateral Agent

By:
Name:
Title:

[[ ], as Third Lien Collateral Agent

By:
Name:
Title:]

Annex I-3

ANNEX II

FORM OF JOINDER AGREEMENT

Reference is made to the INTERCREDITOR AGREEMENT dated as of August 30, 2016 (the “Intercreditor Agreement”), among FORESIGHT ENERGY LLC, a Delaware limited liability company (“Foresight”), FORESIGHT ENERGY FINANCE CORPORATION, a Delaware corporation, each of the Guarantors party thereto from time to time (each a “Guarantor”), CITIBANK, N.A., as Administrative Agent and First Lien Collateral Agent, Wilmington Savings Fund Society, FSB, as Second Lien Collateral Agent, Wilmington Trust, National Association, as the Second Lien Exchangeable PIK Notes Trustee, Wilmington Savings Fund Society, FSB, as the Second Lien Secured Notes Trustee, each Hedge Bank party thereto from time to time, each Secured Commodity Swap Counterparty party thereto from time to time, each Cash Management Bank party thereto from time to time and each additional Representative party thereto from time to time.

A. Capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Intercreditor Agreement.

B. This Joinder Agreement (the “Joinder Agreement”) is being executed and delivered pursuant to Section 8.10 of the Intercreditor Agreement as a condition precedent to the debt for which the undersigned is acting as representative being entitled to the rights and obligations of being [First/Second/Third] Lien Obligations under the Intercreditor Agreement.

SECTION 1. Joinder. The undersigned, [                    ], a [                    ], (the “New Secured Party”) as [trustee] [collateral trustee] [administrative agent] [collateral agent] [Hedge Bank] [Cash Management Bank] [Secured Commodity Swap Counterparty] under that certain [describe applicable indenture, credit agreement or other document governing the applicable Secured Obligations] (the “New Debt Document”) hereby:

(a) becomes a [[[First][Second][Third] Lien Representative][[First][Second][Third] Lien Collateral Agent] on behalf of the [First][Second][Third] Lien Secured Parties party to the New Debt Document pursuant to which it has been appointed agent to represent such Secured Parties and has been authorized to become a party to the Intercreditor Agreement on behalf of such Secured Parties][Hedge Bank][Cash Management Bank][Secured Commodity Swap Counterparty] for all purposes of the Intercreditor Agreement on the terms set forth therein, and to be bound by the terms of the Intercreditor Agreement as fully as if the undersigned had executed and delivered the Intercreditor Agreement as of the date thereof as a [[First][Second][Third] Lien Representative][Hedge Bank][Cash Management Bank][Secured Commodity Swap Counterparty]; and

(b) agrees that its address for receiving notices pursuant to the Intercreditor Agreement shall be as follows:

[Address]

Annex II-1

SECTION 2. Undertakings. The New Secured Party hereby acknowledges, agrees and confirms that, by its execution of this Agreement:

(a) the New Secured Party will be deemed to be a party to the Intercreditor Agreement, and, from and after the date hereof, shall have all of the obligations of a [[First][Second][Third] Lien [Representative][Collateral Agent]][Hedge Bank][Cash Management Bank][Secured Commodity Swap Counterparty] thereunder as if it had executed the Intercreditor Agreement and the New Debt Document shall be deemed a [First][Second][Third] Lien Debt Document under the Intercreditor Agreement and all Obligations of the Credit Parties thereunder shall be [First][Second][Third] Lien Obligations for all purposes thereof and the New Secured Party hereby ratifies, as of the date hereof, and accedes to and agrees to be bound by, all of the terms, provisions and conditions applicable to the [[First][Second][Third] Lien [Representative][Collateral Agent][Hedge Bank][Cash Management Bank][Secured Commodity Swap Counterparty] contained in the Intercreditor Agreement;

(b) to the extent the New Secured Party is an agent or trustee for one or more Secured Parties, the New Secured Party acknowledges that it has the authority to bind such Secured Parties to the Intercreditor Agreement and such Secured Parties are hereby bound by the terms and conditions of the Intercreditor Agreement applicable to the [First][Second][Third] Lien Secured Parties and Secured Parties, including the provisions relating to the ranking of First Priority Liens, Second Priority Liens and Third Priority Liens and the order of application of proceeds from enforcement of First Priority Liens, Second Priority Liens and Third Priority Liens.

SECTION 3. Collateral Agent. [Each of the undersigned First/Second/Third Lien Representatives and the First/Second/Third Lien Secured Parties have appointed the First/Second/Third Lien Collateral Agent as collateral agent pursuant to the terms of the First/Second/Third Lien Collateral Agency Agreement on behalf of the First/Second/Third Lien Secured Parties and the First/Second/Third Lien Collateral Agent represents and warrants that it has duly accepted such appointment.]

SECTION 4. Full Force and Effect of Intercreditor Agreement. Except as expressly supplemented hereby, the Intercreditor Agreement shall remain in full force and effect.

SECTION 5. Counterparts. This Joinder Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Joinder Agreement by facsimile transmission or other electronic method shall be as effective as delivery of a manually signed counterpart of this Joinder Agreement.

SECTION 6. Invalidity. In case any one or more of the provisions contained in this Joinder Agreement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Annex II-2

SECTION 7. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 8.13 of the Intercreditor Agreement.

SECTION 8. Expenses. Foresight agrees to reimburse each of the Secured Parties for its reasonable out-of-pocket expenses in connection with this Joinder Agreement, including the reasonable fees, other charges and disbursements of counsel for such Secured Parties as required by the applicable First Lien Debt Documents, Second Lien Debt Documents or Third Lien Debt Documents.

SECTION 9. Governing Law. THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Signatures on following pages.]

Annex II-3

IN WITNESS WHEREOF, the parties hereto have caused this Joinder Agreement to be executed by their respective officers or representatives as of [            ], 20[    ].

[insert name of New Secured Representative], as [specify capacity in which New Secured Representative is executing/joining Intercreditor Agreement]

By:
Name:
Title:

The First Lien Collateral Agent hereby acknowledges receipt of this Joinder Agreement:

[ ]
as First Lien Collateral Agent

By:
Name:
Title:

The Second Lien Collateral Agent hereby acknowledges receipt of this Joinder Agreement:

[ ]
as Second Lien Collateral Agent

By:
Name:
Title:

[The Third Lien Collateral Agent hereby acknowledges receipt of this Joinder Agreement:

[ ]
as Third Lien Collateral Agent

By:
Name:
Title:

Annex II-4

Acknowledged and Agreed to by:

FORESIGHT ENERGY LLC

By:
Name:
Title:

FORESIGHT ENERGY FINANCE CORPORATION

By:
Name:
Title:

Annex II-5